UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number_811-10157
                                   ---------

                        FRANKLIN GLOBAL TRUST
                        ---------------------
        (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
     (Address of principal executive offices) (Zip code)

 MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
 -----------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 7/31
                         ----

Date of reporting period: 7/31/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


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                                      FGT
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                                     FUNDS
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                                  ANNUAL REPORT

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                                  JULY 31, 2005

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                                   Fiduciary
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                                     Trust
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                                 International
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

                                    CONTENTS

ANNUAL REPORT

President's Message .......................................................    1

Fiduciary Large Capitalization Growth and Income Fund .....................    2

Fiduciary Small Capitalization Equity Fund ................................   10

Fiduciary European Smaller Companies Fund .................................   19

Financial Highlights and Statements of Investments ........................   27

Financial Statements ......................................................   40

Notes to Financial Statements .............................................   44

Report of Independent Registered Public Accounting Firm ...................   53

Tax Designation ...........................................................   54

Board Members and Officers ................................................   55

Shareholder Information ...................................................   60

--------------------------------------------------------------------------------

ANNUAL REPORT

PRESIDENT'S MESSAGE

Dear Shareholder:

I am pleased to present the enclosed Franklin Global Trust Funds' annual report covering the fiscal year ended July 31, 2005. In each Fund report, the portfolio managers discuss market conditions and Fund performance. A complete list of each Fund's holdings, as well as the financial statements, is included in the annual report.

Also in the report is new information about the Board of Trustees' approval of each Fund's investment advisory contract in the past six months. It is designed to give you an understanding of several factors considered before the Board approved its contract with the Investment Manager. The disclosure is in the "Shareholder Information" section beginning on page 60.


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Global Trust

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                                               Annual Report | 1

FIDUCIARY LARGE CAPITALIZATION
GROWTH AND INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary Large Capitalization Growth and Income Fund seeks long-term growth of principal and income through investing at least 80% of its net assets in large capitalization companies with market capitalizations of more than $5 billion, or that are within the top 50% of the Russell 1000(R) Index, at the time of purchase. The Fund invests mainly in dividend-paying stocks the manager believes will approximate the dividend yield of companies in the Standard & Poor's 500 Composite Index (S&P 500).(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.
--------------------------------------------------------------------------------

This annual report for Fiduciary Large Capitalization Growth and Income Fund covers the fiscal year ended July 31, 2005.

PERFORMANCE OVERVIEW

Fiduciary Large Capitalization Growth and Income Fund delivered a 12.38% total return for the 12 months ended July 31, 2005. The Fund underperformed its benchmark, the S&P 500, which returned 14.04% during the same period.(2)

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended July 31, 2005, a maturing domestic economic expansion was driven by staying power across most industries, sectors and regions. Gross domestic product (GDP) rose each quarter, benefiting primarily from personal consumption and greater business investment. Demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in the first half of 2005 driven largely by rising short-term domestic interest rates and strong U.S. economic growth relative to its major trading partners.

(1) The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

(2) Source: Standard & Poor's Micropal. See footnote 1 for a description of the S&P 500. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 28.


2 | Annual Report

With controlling inflation at the forefront of its agenda, the Federal Reserve Board raised the federal funds target rate from 1.25% to 3.25% and said it would respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Oil prices hit record highs, yet inflation remained relatively contained for the 12 months ended July 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index, which excludes volatile food and energy costs.(3) Continued competition, globalization and offshoring helped ease pricing pressures, and many companies held back in passing along higher commodity and energy costs to consumers. Although short-term interest rates rose, long-term interest rates actually declined, contributing to continued robust housing and commercial real estate activity, which added to economic growth.

Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains that lifted corporate profitability and cash flow. The favorable business environment also helped stabilize the labor market, which firmed as employment increased and the unemployment rate dropped from 5.5% to 5.0% during the reporting period.(3) Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence.

For the second half of the reporting period, most stock markets were volatile, influenced partly by inflation worries, energy prices, the fluctuating dollar and short-term interest rate hikes. Toward period-end, the S&P 500 and NASDAQ Composite Index reached four-year highs, as rising dividend payments and solid corporate profits supported investor confidence. The blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of 7.29%, while the broader S&P 500 and technology-heavy NASDAQ Composite Index returned 14.04% and 16.14%.(4)

INVESTMENT STRATEGY

We are research driven, fundamental investors, pursuing a blend of growth and value strategies. We use a top-down analysis of macroeconomic trends, market sectors (with some attention to the sector weightings in the Fund's comparative index) and industries combined with a bottom-up analysis of individual securities. In selecting investments for the Fund, we look for companies we believe are positioned for growth in revenues, earnings or assets, and are selling at reasonable

(3)   Source: Bureau of Labor Statistics.

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                                               Annual Report | 3

PORTFOLIO BREAKDOWN
Fiduciary Large Capitalization
Growth and Income Fund
7/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Communications Equipment                                                    7.4%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             6.5%
--------------------------------------------------------------------------------
Software                                                                    5.9%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         5.5%
--------------------------------------------------------------------------------
Insurance                                                                   5.3%
--------------------------------------------------------------------------------
Biotechnology                                                               4.9%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 4.7%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    4.7%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               4.6%
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                    4.6%
--------------------------------------------------------------------------------
Food Products                                                               4.6%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 4.0%
--------------------------------------------------------------------------------
Media                                                                       3.9%
--------------------------------------------------------------------------------
Capital Markets                                                             3.6%
--------------------------------------------------------------------------------
Electric Utilities                                                          2.7%
--------------------------------------------------------------------------------
Road & Rail                                                                 2.6%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      2.4%
--------------------------------------------------------------------------------
Personal Products                                                           2.4%
--------------------------------------------------------------------------------
Food & Staples Retailing                                                    2.3%
--------------------------------------------------------------------------------
Air Freight & Logistics                                                     2.3%
--------------------------------------------------------------------------------
IT Services                                                                 2.2%
--------------------------------------------------------------------------------
Machinery                                                                   2.1%
--------------------------------------------------------------------------------
Health Care Equipment & Supplies                                            2.0%
--------------------------------------------------------------------------------
Other                                                                       3.6%
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                                   5.2%
--------------------------------------------------------------------------------

prices. We employ a thematic approach to identify sectors that may benefit from longer dynamic growth. Within these sectors, we consider the basic financial and operating strength and quality of a company and company management. The Fund, from time to time, may have significant positions in particular sectors such as technology or industrials. We also seek to identify companies that we believe are temporarily out of favor with investors, but have a good intermediate- or long-term outlook.

MANAGER'S DISCUSSION

During the year under review, cash balances we held from time to time accounted for most of the difference with the benchmark's return. Our equity holdings by themselves returned 14.30%.

The Fund's allocation to certain sectors supported performance. Sector weightings that positively impacted the Fund were in energy, utilities, consumer staples, financials and telecommunication services.(5) Conversely, our weightings in information technology, health care and industrials hurt returns.(6)

While sector allocation overall was a positive influence, some stock selections had a slight negative effect. Our holdings in health care, industrials and information technology detracted from Fund performance. However, our consumer staples, telecommunication services and energy positions mitigated some of the negative effects. Overall, the combination of allocation and selection produced a positive return.

Among individual stocks, the top three contributors to Fund performance were integrated oil and gas company ConocoPhillips, fiber-optic cable manufacturer Corning, and food processor Archer Daniels Midland. The bottom three detractors were pharmaceutical manufacturers Biogen Idec and Merck & Co., and global telecommunication equipment supplier Alcatel.

(5) The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The utilities sector comprises electric utilities in the SOI. The consumer staples sector comprises food and staples retailing, food products, and personal products in the SOI. The financials sector comprises capital markets and insurance in the SOI. The telecommunication services sector comprises diversified telecommunication services in the SOI.

(6) The information technology sector comprises communications equipment, computers and peripherals, IT services, semiconductor equipment and products, and software in the SOI. The health care sector comprises biotechnology, health care equipment and supplies, and pharmaceuticals in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, industrial conglomerates, machinery, and road and rail in the SOI.


4 | Annual Report

Thank you for your continued participation in Fiduciary Large Capitalization Growth and Income Fund. We look forward to serving your future investment needs.


/s/ S. Mackintosh Pulsifer

S. Mackintosh Pulsifer
Vice President of Fiduciary International, Inc. (Fiduciary) and
Senior Vice President of Fiduciary Trust Company International (Fiduciary Trust)


/s/ Kenneth J. Siegel

Kenneth J. Siegel
Vice President of Fiduciary and Senior Vice President of Fiduciary Trust

Fiduciary Large Capitalization Growth and Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

PERFORMANCE SUMMARY AS OF 7/31/05

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE(1)

--------------------------------------------------------------------------------
                                                                      INCEPTION
                                                1-YEAR      5-YEAR    (12/11/98)
--------------------------------------------------------------------------------
Average Annual Total Return(2)                  12.38%      -0.29%       2.22%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary Large Capitalization Growth and Income Fund from inception on 12/11/98 through 7/31/05, compared with the Standard & Poor's 500 Composite Index (S&P 500).3 Total return represents the change in value of an investment over the periods shown. It includes fund expenses, account fees and reinvested dividends. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(2)

-------------------------------------------------
                                      7/31/05(1)
-------------------------------------------------
1-Year                                  12.38%
-------------------------------------------------
5-Year                                  -0.29%
-------------------------------------------------
Since Inception (12/11/98)               2.22%
-------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                         FIDUCIARY LARGE CAPITALIZATION
      DATE                  GROWTH AND INCOME FUND           S&P 500 INDEX(3)
------------------------------------------------------------------------------
   12/11/1998                        $10,000                     $10,000
   12/31/1998                        $10,691                     $10,372
    1/31/1999                        $10,751                     $10,805
    2/28/1999                        $10,221                     $10,469
    3/31/1999                        $10,591                     $10,888
    4/30/1999                        $11,041                     $11,310
    5/31/1999                        $10,711                     $11,043
    6/30/1999                        $11,400                     $11,655
    7/31/1999                        $11,149                     $11,292
    8/31/1999                        $11,149                     $11,236
    9/30/1999                        $10,848                     $10,928
   10/31/1999                        $11,349                     $11,620
   11/30/1999                        $11,419                     $11,856
   12/31/1999                        $11,591                     $12,554
    1/31/2000                        $11,150                     $11,923
    2/29/2000                        $10,895                     $11,698
    3/31/2000                        $11,770                     $12,841
    4/30/2000                        $11,758                     $12,455
    5/31/2000                        $11,746                     $12,200
    6/30/2000                        $12,129                     $12,501
    7/31/2000                        $11,734                     $12,306
    8/31/2000                        $12,663                     $13,070
    9/30/2000                        $11,832                     $12,380
   10/31/2000                        $11,984                     $12,327
   11/30/2000                        $11,193                     $11,356
   12/31/2000                        $11,393                     $11,412
    1/31/2001                        $11,407                     $11,816
    2/28/2001                        $10,453                     $10,740
    3/31/2001                         $9,780                     $10,060
    4/30/2001                        $10,384                     $10,841
    5/31/2001                        $10,581                     $10,914
    6/30/2001                        $10,173                     $10,648
    7/31/2001                        $10,117                     $10,543
    8/31/2001                         $9,850                      $9,884
    9/30/2001                         $9,289                      $9,086
   10/31/2001                         $9,599                      $9,259
   11/30/2001                        $10,162                      $9,969
   12/31/2001                        $10,153                     $10,057
    1/31/2002                         $9,916                      $9,910
    2/28/2002                         $9,871                      $9,719
    3/31/2002                        $10,198                     $10,084
    4/30/2002                         $9,528                      $9,473
    5/31/2002                         $9,424                      $9,404
    6/30/2002                         $8,500                      $8,734
    7/31/2002                         $7,949                      $8,053
    8/31/2002                         $8,024                      $8,106
    9/30/2002                         $7,321                      $7,226
   10/31/2002                         $7,994                      $7,861
   11/30/2002                         $8,442                      $8,324
   12/31/2002                         $7,989                      $7,835
    1/31/2003                         $7,794                      $7,630
    2/28/2003                         $7,659                      $7,515
    3/31/2003                         $7,673                      $7,588
    4/30/2003                         $8,139                      $8,213
    5/31/2003                         $8,590                      $8,645
    6/30/2003                         $8,665                      $8,756
    7/31/2003                         $8,890                      $8,910
    8/31/2003                         $9,101                      $9,083
    9/30/2003                         $8,905                      $8,987
   10/31/2003                         $9,448                      $9,495
   11/30/2003                         $9,628                      $9,579
   12/31/2003                        $10,103                     $10,081
    1/31/2004                        $10,361                     $10,266
    2/29/2004                        $10,528                     $10,409
    3/31/2004                        $10,414                     $10,252
    4/30/2004                        $10,247                     $10,091
    5/31/2004                        $10,398                     $10,229
    6/30/2004                        $10,566                     $10,428
    7/31/2004                        $10,292                     $10,083
    8/31/2004                        $10,095                     $10,123
    9/30/2004                        $10,299                     $10,233
   10/31/2004                        $10,483                     $10,389
   11/30/2004                        $10,970                     $10,809
   12/31/2004                        $11,243                     $11,177
    1/31/2005                        $10,922                     $10,905
    2/28/2005                        $11,115                     $11,134
    3/31/2005                        $11,013                     $10,937
    4/30/2005                        $10,675                     $10,730
    5/31/2005                        $10,948                     $11,071
    6/30/2005                        $11,049                     $11,087
    7/31/2005                        $11,566                     $11,499

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND MAY INVEST IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR THAT HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ENDNOTES

(1) Performance prior to the 7/24/03 reorganization reflects historical performance of FTI Large Capitalization Growth and Income Fund. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated. Average annual total returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

(3) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                                               Annual Report | 7

YOUR FUND'S EXPENSES

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
                                                  VALUE 1/31/05       VALUE 7/31/05    PERIOD* 1/31/05-7/31/05
---------------------------------------------------------------------------------------------------------------
Actual                                               $1,000             $1,059.10                $5.16
---------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000             $1,019.79                $5.06
---------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.01% multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                               Annual Report | 9

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary Small Capitalization Equity Fund seeks growth of principal through investing at least 80% of its net assets in marketable equity and equity-related securities of small capitalization companies with market capitalizations not exceeding $1.5 billion or the highest market capitalization in the Russell 2000(R) Index, whichever is greater, at the time of purchase.(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.
--------------------------------------------------------------------------------

This annual report for Fiduciary Small Capitalization Equity Fund covers the fiscal year ended July 31, 2005.

PERFORMANCE OVERVIEW

Fiduciary Small Capitalization Equity Fund delivered a 22.21% total return for the 12 months ended July 31, 2005. The Fund's performance was comparable to that of its benchmark, the Russell 2000 Growth Index, which had a 22.58% total return during the same period.(2)

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended July 31, 2005, a maturing domestic economic expansion was driven by staying power across most industries, sectors and regions. Gross domestic product (GDP) rose each quarter, benefiting primarily from personal consumption and greater business investment. Demand for imported goods and materials fueled a widening trade gap. The U.S. dollar rallied in the first half of 2005 driven largely by rising short-term domestic interest rates and strong U.S. economic growth relative to its major trading partners.

With controlling inflation at the forefront of its agenda, the Federal Reserve Board raised the federal funds target rate from 1.25% to 3.25% and said it would respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability. Oil prices hit record highs, yet inflation remained relatively contained for the 12 months ended July 31, 2005, as measured by the 2.1% rise for the core Consumer Price Index, which excludes volatile food

(1) The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represent approximately 8% of total market capitalization of the Russell 3000 Index.

(2) Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 32.


10 | Annual Report
and energy costs.(3) Continued competition, globalization and offshoring helped ease pricing pressures, and many companies held back in passing along higher commodity and energy costs to consumers. Although short-term interest rates rose, long-term interest rates actually declined, contributing to continued robust housing and commercial real estate activity, which added to economic growth.

Many businesses enjoyed their widest profit margins on record, propelled largely by productivity gains that lifted corporate profitability and cash flow. The favorable business environment also helped stabilize the labor market, which firmed as employment increased and the unemployment rate dropped from 5.5% to 5.0% during the reporting period.(3) Personal income rose, and hiring rebounded in many industries, bolstered by healthy business spending and solid business confidence.

For the second half of the reporting period, most stock markets were volatile, influenced partly by inflation worries, energy prices, the fluctuating dollar and short-term interest rate hikes. Toward period-end, the Standard & Poor's 500 Composite Index (S&P 500) and NASDAQ Composite Index reached four-year highs, as rising dividend payments and solid corporate profits supported investor confidence. The blue chip stocks of the Dow Jones Industrial Average posted a one-year total return of 7.29%, while the broader S&P 500 and technology-heavy NASDAQ Composite Index returned 14.04% and 16.14%.(4)

For the year under review, small cap stocks outperformed their large cap counterparts. Small cap companies as measured by the Russell 2000 Index gained 24.78% during the reporting period ended July 31, 2005, topping large cap companies as measured by the Russell 1000(R) Index, which rose 16.20%.(5) Performance varied by investment style, with the Russell 2000 Growth Index increasing 22.58%, compared with the 26.72% return for the Russell 2000 Value Index.(6) Performance also varied by sector, but even the poorest performing sectors delivered solid gains. Within the Russell 2000 Growth Index, the

(3)   Source: Bureau of Labor Statistics.

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

(5) Source: Standard & Poor's Micropal. See footnote 1 for a description of the Russell 2000 Index. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

(6) Source: Standard & Poor's Micropal. See footnote 2 for a description of the Russell 2000 Growth Index. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.


                                                              Annual Report | 11

PORTFOLIO BREAKDOWN
Fiduciary Small Capitalization Equity Fund
7/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
Health Care Providers & Services                                           10.5%
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                    8.2%
--------------------------------------------------------------------------------
Biotechnology                                                               7.0%
--------------------------------------------------------------------------------
Communications Equipment                                                    6.6%
--------------------------------------------------------------------------------
Energy Equipment & Services                                                 6.4%
--------------------------------------------------------------------------------
Electronic Equipment & Instruments                                          4.7%
--------------------------------------------------------------------------------
Commercial Services & Supplies                                              4.6%
--------------------------------------------------------------------------------
Capital Markets                                                             4.4%
--------------------------------------------------------------------------------
Software                                                                    4.3%
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               3.3%
--------------------------------------------------------------------------------
Health Care Equipment & Supplies                                            3.2%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 3.2%
--------------------------------------------------------------------------------
Machinery                                                                   3.1%
--------------------------------------------------------------------------------
Construction & Engineering                                                  3.0%
--------------------------------------------------------------------------------
Leisure Equipment & Products                                                2.2%
--------------------------------------------------------------------------------
Aerospace & Defense                                                         2.1%
--------------------------------------------------------------------------------
IT Services                                                                 2.1%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      2.0%
--------------------------------------------------------------------------------
Specialty Retail                                                            2.0%
--------------------------------------------------------------------------------
Commercial Banks                                                            2.0%
--------------------------------------------------------------------------------
Other                                                                      10.5%
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                                   4.6%
--------------------------------------------------------------------------------

energy sector was the strongest performer buoyed by record high crude oil prices. The telecommunications, consumer staples and consumer discretionary sectors also had strong results. The information technology and materials sectors were the weakest performers, but still managed double-digit returns.

INVESTMENT STRATEGY

Our U.S. small cap growth equity process is based on the application of a disciplined bottom-up methodology. We believe that a diversified small cap equity portfolio focused on companies we regard as having significant earnings growth potential, managed within a disciplined framework of active sector selection and valuation analysis, can provide long-term capital appreciation. We seek companies that possess a relatively high rate of return on invested capital and may offer the potential for accelerating earnings growth as they can offer an opportunity to participate in new products, services and technologies.

MANAGER'S DISCUSSION

During the year under review, the Fund's performance relative to the Russell 2000 Growth Index benefited from stock selection in the financial sector.(7) In particular, strong contributors to performance included holdings exposed to capital markets such as The Nasdaq Stock Market, the electronic stock exchange; Greenhill, an independent investment banking firm; and TradeStation Group, a provider of online brokerage services. Stock selection in the industrials sector also aided the Fund's relative performance.(8) Specifically, three positions delivering strong results were Aviall, an aerospace aftermarket provider; Commercial Vehicle Group, a fully integrated system solution provider to the global commercial vehicle market; and CRA International (formerly, Charles River Associates), an economic and business consulting firm. In addition, Quanex, an engineered metal producer in the materials sector also benefited Fund performance.(9)

Although our overweighting in the energy sector helped relative Fund performance, our stock selection was a detractor.(10) Our holdings in Quicksilver Resources, an independent oil and gas company, and Brigham Exploration, an independent exploration, development and production company, negatively affected Fund performance. Stock selection and underweighted allocation in

(7) The financial sector comprises capital markets, commercial banks and diversified financial services in the SOI.

(8) The industrials sector comprises aerospace and defense, commercial services and supplies, construction and engineering, and machinery in the SOI.

(9)   The materials sector comprises metals and mining in the SOI.

(10) The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.


12 | Annual Report
the consumer discretionary sector hurt relative performance.(11) Detractors included Prestige Brands Holdings, an OTC drug, household cleaning and personal care company, and The Pep Boys - Manny, Moe & Jack, a retail automotive parts company. Additionally, the health care sector was a drag on relative performance.(12) Generic drug company Able Laboratories performed poorly as it faced massive product recalls. We sold our holdings in Quicksilver, Brigham, Pep Boys and Able during the year under review.

The premium valuations that small cap growth stocks normally command in the market versus value stocks have shrunk to levels at or near their lows of the last 25 years. The low valuations and attractive corporate balance sheets resulted in merger-and-acquisition activities among growth stocks. In our view, these low valuations could provide attractive opportunities in the small cap growth segment. In general, small cap stocks lacked the attention investors paid to larger companies, but once attractive small cap stocks are discovered, we think their performance has the potential to be rewarding relative to large caps. In addition to this upside potential, small caps may add to portfolio performance by diversifying portfolio risk.

In this volatile market environment, we believe it is fundamentally important to stay disciplined to our investment process and in particular, style and market cap range. We remained fully dedicated to managing your portfolio according to its small cap growth mandate. Historically, small cap stocks have been more volatile in price than larger company stocks, especially over the short term, and outperformance has been difficult to predict, providing a rationale for a long-term strategic allocation to small caps.

(11) The consumer discretionary sector comprises distributors; hotels, restaurants and leisure; household durables; Internet and catalog retail; leisure equipment and products; specialty retail; and textiles, apparel and luxury goods in the SOI.

(12) The health care sector comprises biotechnology, health care equipment and supplies, and health care providers and services in the SOI.


                                                              Annual Report | 13

Thank you for your continued participation in Fiduciary Small Capitalization Equity Fund. We look forward to serving your future investment needs.


/s/ Alison J. Schatz

Alison J. Schatz, CFA

Portfolio Manager of Fiduciary International, Inc. (Fiduciary) and
Senior Vice President of Fiduciary Trust Company International (Fiduciary Trust)


/s/ Vincent G. Piazza

Vincent G. Piazza, CFA
Portfolio Manager of Fiduciary and Vice President of Fiduciary Trust

Fiduciary Small Capitalization Equity Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


14 | Annual Report

PERFORMANCE SUMMARY AS OF 7/31/05

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE(1)

--------------------------------------------------------------------------------
                                                                      INCEPTION
                                              1-YEAR      5-YEAR      (12/22/95)
--------------------------------------------------------------------------------
Average Annual Total Return(2)                22.21%      -3.31%        8.75%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


                                                              Annual Report | 15

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary Small Capitalization Equity Fund from inception on 12/22/95 through 7/31/05, compared with the Russell 2000 Growth Index.(3) Total return represents the change in value of an investment over the periods shown. It includes fund expenses, account fees and reinvested dividends. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(2)

---------------------------------------------------
                                       7/31/05(1)
---------------------------------------------------
1-Year                                   22.21%
---------------------------------------------------
5-Year                                   -3.31%
---------------------------------------------------
Since Inception (12/22/95)                8.75%
---------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                              FIDUCIARY SMALL
                              CAPITALIZATION             RUSSELL 2000
        DATE                    EQUITY FUND             GROWTH INDEX(3)
--------------------------------------------------------------------------------
       12/22/95                   $10,000                   $10,000
       12/31/95                   $10,000                   $10,064
       01/31/96                   $10,130                    $9,981
       02/29/96                   $10,650                   $10,436
       03/31/96                   $11,030                   $10,642
       04/30/96                   $11,920                   $11,459
       05/31/96                   $12,150                   $12,047
       06/30/96                   $11,800                   $11,264
       07/31/96                   $10,910                    $9,889
       08/31/96                   $11,561                   $10,621
       09/30/96                   $12,301                   $11,168
       10/31/96                   $12,041                   $10,686
       11/30/96                   $12,081                   $10,984
       12/31/96                   $12,340                   $11,198
       01/31/97                   $12,170                   $11,478
       02/28/97                   $11,430                   $10,784
       03/31/97                   $10,740                   $10,023
       04/30/97                   $10,689                    $9,907
       05/31/97                   $12,219                   $11,397
       06/30/97                   $12,999                   $11,783
       07/31/97                   $13,849                   $12,387
       08/31/97                   $14,048                   $12,758
       09/30/97                   $15,539                   $13,777
       10/31/97                   $14,819                   $12,949
       11/30/97                   $14,369                   $12,640
       12/31/97                   $14,534                   $12,647
       01/31/98                   $14,226                   $12,479
       02/28/98                   $15,508                   $13,580
       03/31/98                   $16,288                   $14,150
       04/30/98                   $16,134                   $14,237
       05/31/98                   $14,842                   $13,203
       06/30/98                   $15,385                   $13,337
       07/31/98                   $14,462                   $12,224
       08/31/98                   $11,098                    $9,402
       09/30/98                   $12,073                   $10,355
       10/31/98                   $12,586                   $10,895
       11/30/98                   $13,601                   $11,740
       12/31/98                   $14,977                   $12,803
       01/31/99                   $16,269                   $13,379
       02/28/99                   $14,658                   $12,155
       03/31/99                   $15,346                   $12,588
       04/30/99                   $15,911                   $13,700
       05/31/99                   $15,429                   $13,721
       06/30/99                   $16,988                   $14,444
       07/31/99                   $17,070                   $13,997
       08/31/99                   $17,531                   $13,474
       09/30/99                   $17,992                   $13,734
       10/31/99                   $19,203                   $14,086
       11/30/99                   $21,346                   $15,575
       12/31/99                   $25,354                   $18,320
       01/31/00                   $25,299                   $18,150
       02/29/00                   $30,743                   $22,372
       03/31/00                   $29,040                   $20,021
       04/30/00                   $25,477                   $17,999
       05/31/00                   $24,570                   $16,423
       06/30/00                   $27,528                   $18,545
       07/31/00                   $26,498                   $16,955
       08/31/00                   $28,941                   $18,739
       09/30/00                   $28,762                   $17,808
       10/31/00                   $27,373                   $16,362
       11/30/00                   $23,530                   $13,392
       12/31/00                   $26,130                   $14,211
       01/31/01                   $25,132                   $15,361
       02/28/01                   $23,340                   $13,256
       03/31/01                   $21,076                   $12,050
       04/30/01                   $22,857                   $13,526
       05/31/01                   $22,946                   $13,839
       06/30/01                   $23,618                   $14,216
       07/31/01                   $22,295                   $13,004
       08/31/01                   $20,828                   $12,191
       09/30/01                   $18,117                   $10,224
       10/31/01                   $19,562                   $11,208
       11/30/01                   $20,963                   $12,143
       12/31/01                   $22,057                   $12,900
       01/31/02                   $21,230                   $12,441
       02/28/02                   $19,922                   $11,635
       03/31/02                   $21,106                   $12,647
       04/30/02                   $20,156                   $12,373
       05/31/02                   $18,590                   $11,650
       06/30/02                   $17,209                   $10,662
       07/31/02                   $15,100                    $9,023
       08/31/02                   $15,224                    $9,019
       09/30/02                   $14,054                    $8,368
       10/31/02                   $14,720                    $8,791
       11/30/02                   $15,373                    $9,662
       12/31/02                   $14,239                    $8,996
       01/31/03                   $13,561                    $8,751
       02/28/03                   $13,203                    $8,518
       03/31/03                   $13,413                    $8,647
       04/30/03                   $14,548                    $9,465
       05/31/03                   $16,421                   $10,532
       06/30/03                   $16,607                   $10,735
       07/31/03                   $17,568                   $11,547
       08/31/03                   $18,937                   $12,167
       09/30/03                   $18,185                   $11,859
       10/31/03                   $19,751                   $12,883
       11/30/03                   $20,442                   $13,303
       12/31/03                   $20,626                   $13,363
       01/31/04                   $21,429                   $14,065
       02/29/04                   $21,564                   $14,043
       03/31/04                   $21,219                   $14,109
       04/30/04                   $19,950                   $13,400
       05/31/04                   $20,245                   $13,667
       06/30/04                   $20,848                   $14,122
       07/31/04                   $18,321                   $12,854
       08/31/04                   $17,742                   $12,577
       09/30/04                   $18,667                   $13,273
       10/31/04                   $19,246                   $13,595
       11/30/04                   $20,787                   $14,745
       12/31/04                   $21,367                   $15,275
       01/31/05                   $20,160                   $14,586
       02/28/05                   $20,603                   $14,787
       03/31/05                   $19,839                   $14,232
       04/30/05                   $19,198                   $13,326
       05/31/05                   $20,271                   $14,266
       06/30/05                   $20,950                   $14,727
       07/31/05                   $22,392                   $15,756

THE FUND'S INVESTMENTS IN SMALL-COMPANY STOCKS INVOLVE CERTAIN RISKS AS SUCH STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR THAT HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THE FUND MAY INVEST IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ENDNOTES

(1) Performance prior to the 7/24/03 reorganization reflects historical performance of FTI Small Capitalization Equity Fund. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated. Average annual total returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

(3) Source: Standard & Poor's Micropal. The Russell 2000 Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.


16 | Annual Report

YOUR FUND'S EXPENSES

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------
                                                  BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
                                                    VALUE 1/31/05        VALUE 7/31/05      PERIOD* 1/31/05-7/31/05
-------------------------------------------------------------------------------------------------------------------
Actual                                                  $1,000              $1,110.70                $6.96
-------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $1,000              $1,018.20                $6.66
-------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


18 | Annual Report

FIDUCIARY EUROPEAN SMALLER COMPANIES FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Fiduciary European Smaller Companies Fund seeks long-term growth of principal by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller European companies. Smaller European companies are defined as those with market capitalizations between $100 million and $5 billion or the equivalent in local currencies at the time of purchase, and that are organized under the laws of or have a principal office in a country in Europe, or whose securities are listed or traded principally in Europe.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.
--------------------------------------------------------------------------------

This annual report for Fiduciary European Smaller Companies Fund covers the fiscal year ended July 31, 2005.

PERFORMANCE OVERVIEW

Fiduciary European Smaller Companies Fund delivered a 31.80% cumulative total return for the 12 months ended July 31, 2005. The Fund underperformed its benchmark, the HSBC Smaller European Companies Index, which had a 35.71% total return during the same period.(1)

ECONOMIC AND MARKET OVERVIEW

Economic growth across Europe was generally subdued. Oil prices remained a major concern, as the commodity reached record highs late in the period. Rising energy costs impacted companies around the world, but the effect appeared to be more dramatic in continental Europe, where consumer and business confidence were weak. Economic growth was slow and in 2005 the euro declined in value against the U.S. dollar. Largely in consideration of these factors, the European Central Bank lowered its growth expectations for the 12-nation euro zone to a more modest range of 1.1% to 1.7% from a December forecast of 1.4% to 2.4%. Aggravating the situation, France and the Netherlands rejected in principle the adoption of a common European constitution, which raised some uncertainty about the European Union's political future.

(1) Source: Standard & Poor's Micropal. The HSBC Smaller European Companies Index comprises about 1,500 companies in Europe having market capitalizations in a similar range to that used by the Fund. The index composition is updated quarterly. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 37.


                                                              Annual Report | 19

GEOGRAPHIC BREAKDOWN
Fiduciary European Smaller Companies Fund
7/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
COUNTRY                                                               NET ASSETS
--------------------------------------------------------------------------------
France                                                                     16.9%
--------------------------------------------------------------------------------
U.K                                                                        15.5%
--------------------------------------------------------------------------------
Germany                                                                    12.4%
--------------------------------------------------------------------------------
Norway                                                                      7.9%
--------------------------------------------------------------------------------
Switzerland                                                                 6.7%
--------------------------------------------------------------------------------
Italy                                                                       6.5%
--------------------------------------------------------------------------------
Sweden                                                                      6.4%
--------------------------------------------------------------------------------
Denmark                                                                     5.1%
--------------------------------------------------------------------------------
Finland                                                                     4.8%
--------------------------------------------------------------------------------
Ireland                                                                     4.5%
--------------------------------------------------------------------------------
Netherlands                                                                 4.4%
--------------------------------------------------------------------------------
Greece                                                                      2.3%
--------------------------------------------------------------------------------
Austria                                                                     2.3%
--------------------------------------------------------------------------------
Spain                                                                       1.3%
--------------------------------------------------------------------------------
Belgium                                                                     1.1%
--------------------------------------------------------------------------------
Short-Term Investments & Other Net Assets                                   1.9%
--------------------------------------------------------------------------------

Despite the predominantly weak outlook for European economies, European equity markets generally posted strong gains during the year under review. Small capitalization stocks outperformed their large cap counterparts, while small cap growth stocks outperformed value. Within the HSBC Smaller European Companies Index, a measure of small cap performance in developed European countries, the energy minerals and industrial services sectors were the top performers, led by oil refining/marketing and contract drilling, respectively, which benefited from record-high crude oil prices. All sectors experienced positive returns during the fiscal year, with the weakest sector, electronic technology, returning "only" 19% due to weakness in the computer peripherals industry. Retail trade and consumer durables also underperformed the overall index, with particular weakness in the discount stores and electronics/appliances industries.

We believe the cyclical rally is now behind us amid renewed concerns about sluggish European economies. New economic growth areas, such as infrastructure, logistics and natural resources-related companies, seemed to have moved to the fore in terms of market leadership. Technology continued to lag during the period; however, some companies reported strong results late in the period.

INVESTMENT STRATEGY

Our European small cap equity investment process aims to produce a portfolio of securities of dynamic companies operating in sectors that offer attractive growth potential as a result of secular changes. We use a disciplined investment approach, based on fundamental analysis and valuation, in selecting securities based on their perceived potential for growth. Our team of research analysts is dedicated to the identification of smaller companies that have, in our opinion, the potential to provide above-average performance.

MANAGER'S DISCUSSION

During the year under review, Fund performance relative to the HSBC Smaller European Companies Index was helped mostly by strong stock selection in the industrials sector.(2) For example, positions in Kingspan Group, an Irish construction and building materials company, and Andritz, an Austrian industrial

(2) The industrials sector comprises aerospace and defense, building products, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, road and rail, and trading companies and distributors in the SOI.


20 | Annual Report
process solutions company, boosted performance. In the information technology sector, Fund returns were bolstered by strong performance from Leica Geosystems Holdings, a Swiss specialty engineering company, and Tandberg Television, a Norwegian television on-demand content provider.(3)

Despite the Fund's positive return, relative performance was hindered by stock selection in the consumer discretionary sector.(4) Fund holdings in Hellenic Duty Free Shops, a Greek duty-free shop operator, and Pace Micro Technology, a British developer, designer and distributor of digital receivers, impaired results relative to the index. The Fund was also hurt by a significant underweighting in the financials sector, as well as stock selection within the sector.(5) In particular, positions in Intermediate Capital Group, a British mezzanine financing firm, Almindelig Brand, a Danish insurance and reinsurance company, and MPC Muenchmeyer Petersen Capital, a German investment management company, significantly underperformed the index or had negative absolute returns. Our underweighted allocation to the energy sector also detracted from results.(6) Some holdings in the materials sector also hindered relative results, including Huhtamaki, a Finnish packaging products manufacturer, and Mayr-Melnhof Karton, an Austrian carton board maker.(7)

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2005, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure.

(3) The information technology sector comprises communications equipment, computers and peripherals, IT services, electronic equipment and instruments, and office electronics in the SOI.

(4) The consumer discretionary sector comprises auto components; household durables; leisure equipment and products; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

(5) The financials sector comprises capital markets, commercial banks and insurance in the SOI.

(6)   The energy sector comprises energy equipment and services in the SOI.

(7) The materials sector comprises chemicals, and metals and mining in the SOI.


                                                              Annual Report | 21

Thank you for your continued participation in Fiduciary European Smaller Companies Fund. We look forward to serving your future investment needs.


/s/ Margaret S. Lindsay

Margaret S. Lindsay
Vice President of Fiduciary International, Inc. (Fiduciary) and Executive Vice President of Fiduciary Trust Company International (Fiduciary Trust)


/s/ Pratik M. Patel

Pratik M. Patel
Portfolio Manager of Fiduciary and Vice President of Fiduciary Trust


/s/ Alexandre Oltramare

Alexandre Oltramare
Assistant Vice President of Fiduciary

Fiduciary European Smaller Companies Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


22 | Annual Report

PERFORMANCE SUMMARY AS OF 7/31/05

FIDUCIARY EUROPEAN SMALLER COMPANIES FUND

The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE(1)

--------------------------------------------------------------------------------
                                                                    INCEPTION
                                             1-YEAR      3-YEAR      (1/2/01)
--------------------------------------------------------------------------------
Average Annual Total Return(2)               31.80%      21.87%        1.71%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.


                                                              Annual Report | 23

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary European Smaller Companies Fund from inception on 1/2/01 through 7/31/05, compared with the HSBC Smaller European Companies Index.3 Total return represents the change in value of an investment over the periods shown. It includes fund expenses, account fees and reinvested dividends. The index is unmanaged and includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN(2)

-------------------------------------------------
                                     7/31/05(1)
-------------------------------------------------
1-Year                                31.80%
-------------------------------------------------
3-Year                                21.87%
-------------------------------------------------
Since Inception (1/2/01)               1.71%
-------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                         FTI                 HSBC
                      EUROPEAN             SMALLER
                       SMALLER             EUROPEAN
                      COMPANIES           COMPANIES
                        FUND               INDEX(3)
----------------------------------------------------------
       1/2/2001       $10,000              $10,000
      1/31/2001       $10,190              $10,253
      2/28/2001        $9,330               $9,652
      3/31/2001        $8,130               $8,603
      4/30/2001        $8,720               $9,037
      5/31/2001        $8,580               $8,763
      6/30/2001        $7,820               $8,152
      7/31/2001        $7,430               $8,000
      8/31/2001        $7,410               $7,968
      9/30/2001        $6,300               $6,641
     10/31/2001        $6,570               $7,073
     11/30/2001        $6,890               $7,667
     12/31/2001        $7,020               $7,758
      1/31/2002        $6,900               $7,632
      2/28/2002        $6,850               $7,556
      3/31/2002        $7,220               $8,017
      4/30/2002        $7,150               $8,182
      5/31/2002        $7,210               $8,225
      6/30/2002        $6,890               $7,914
      7/31/2002        $5,970               $7,165
      8/31/2002        $5,690               $7,033
      9/30/2002        $4,870               $6,148
     10/31/2002        $5,040               $6,408
     11/30/2002        $5,270               $6,800
     12/31/2002        $5,248               $6,721
      1/31/2003        $5,038               $6,546
      2/28/2003        $4,897               $6,300
      3/31/2003        $4,947               $6,249
      4/30/2003        $5,468               $7,088
      5/31/2003        $6,009               $7,853
      6/30/2003        $6,059               $8,062
      7/31/2003        $6,229               $8,408
      8/31/2003        $6,490               $8,680
      9/30/2003        $6,820               $9,063
     10/31/2003        $7,732               $9,726
     11/30/2003        $8,032              $10,119
     12/31/2003        $8,350              $10,717
      1/31/2004        $8,978              $11,318
      2/29/2004        $9,312              $11,765
      3/31/2004        $8,795              $11,384
      4/30/2004        $8,654              $11,169
      5/31/2004        $8,715              $11,159
      6/30/2004        $8,836              $11,536
      7/31/2004        $8,198              $11,120
      8/31/2004        $8,077              $11,090
      9/30/2004        $8,502              $11,605
     10/31/2004        $8,725              $12,065
     11/30/2004        $9,423              $13,231
     12/31/2004        $9,954              $13,969
      1/31/2005        $9,944              $14,223
      2/28/2005       $10,501              $15,044
      3/31/2005       $10,238              $14,559
      4/30/2005        $9,781              $14,026
      5/31/2005        $9,974              $14,038
      6/30/2005       $10,258              $14,339
      7/31/2005       $10,805              $15,090

THE FUND MAY INVEST IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS INVOLVE CERTAIN RISKS AS SUCH STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. BY HAVING SIGNIFICANT INVESTMENTS IN PARTICULAR SECTORS FROM TIME TO TIME, THE FUND'S PERFORMANCE WILL BE MORE AFFECTED BY ANY ADVERSE ECONOMIC, BUSINESS OR OTHER SECTOR DEVELOPMENTS THAN A FUND THAT ALWAYS INVESTS IN A WIDER VARIETY OF SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

ENDNOTES

(1) Performance prior to the 7/24/03 reorganization reflects historical performance of FTI European Smaller Companies Fund. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated. Average annual total returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

(3) Source: Standard & Poor's Micropal. The HSBC Smaller European Companies Index comprises about 1,500 companies in Europe having market capitalizations in a similar range to that used by the Fund. The index composition is updated quarterly.


24 | Annual Report

YOUR FUND'S EXPENSES

FIDUCIARY EUROPEAN SMALLER COMPANIES FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
                                                  VALUE 1/31/05        VALUE 7/31/05    PERIOD* 1/31/05-7/31/05
------------------------------------------------------------------------------------------------------------------
Actual                                               $1,000              $1,086.60              $7.71
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)             $1,000              $1,017.41              $7.45
------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


26 | Annual Report

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS(a)

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND

                                                           -------------------------------------------------------------------------
                                                                    YEAR ENDED JULY 31,               YEAR ENDED NOVEMBER 30,
                                                              2005      2004      2003(d)         2002           2001        2000
                                                           -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................    $  6.77    $  5.91     $  5.65       $  7.21        $  9.63     $ 11.39
                                                           -------------------------------------------------------------------------
Income from investment operations:

   Net investment income(b) ...........................       0.08       0.03        0.03          0.04           0.04        0.03

   Net realized and unrealized gains (losses) .........       0.74       0.90        0.27         (1.19)         (0.81)      (0.22)
                                                           -------------------------------------------------------------------------
Total from investment operations ......................       0.82       0.93        0.30         (1.15)         (0.77)      (0.19)
                                                           -------------------------------------------------------------------------
Less distributions from:

   Net investment income ..............................      (0.08)     (0.03)      (0.04)        (0.05)         (0.04)      (0.03)

   Net realized gains .................................      (0.36)     (0.04)         --         (0.36)         (1.61)      (1.54)
                                                           -------------------------------------------------------------------------
Total distributions ...................................      (0.44)     (0.07)      (0.04)        (0.41)         (1.65)      (1.57)
                                                           -------------------------------------------------------------------------
Net asset value, end of year ..........................    $  7.15    $  6.77     $  5.91       $  5.65        $  7.21     $  9.63
                                                           =========================================================================

Total return(c) .......................................      12.38%     15.78%       5.30%       (16.93)%(f)     (9.22)%     (1.98)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................    $94,536    $82,921     $70,684       $60,904        $74,634     $87,052

Ratios to average net assets:

   Expenses ...........................................       1.01%      1.02%       1.21%(e)      1.10%          1.09%       1.02%

   Expenses net of waiver and payments by affiliate ...       1.01%      0.98%       1.03%(e)      1.03%          1.03%       0.97%

   Net investment income ..............................       1.13%      0.43%       0.77%(e)      0.73%          0.61%       0.28%

Portfolio turnover rate ...............................      47.08%     48.04%      33.02%        64.46%         37.59%       8.74%

(a) Financial highlights presented reflect historical financial information from Fiduciary Trust International (FTI) -- Large Capitalization Growth and Income Fund as a result of a merger on July 24, 2003.

(b) Based on average daily shares outstanding effective with year ended November 30, 2000.

(c)   Total return is not annualized for periods less than one year.

(d)   For the period December 1, 2002 to July 31, 2003.

(e) Annualized. fThe Fund's advisor fully reimbursed the Fund for a loss on a transaction not meeting the Fund's investment guidelines, which otherwise would have reduced total return by 0.15%


                         Annual Report | See notes to financial statements. | 27

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS, JULY 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                           COUNTRY                SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 94.8%
   AEROSPACE & DEFENSE 5.5%
   Honeywell International Inc. .........................................       United States             80,000       $  3,142,400
   United Technologies Corp. ............................................       United States             40,000          2,028,000
                                                                                                                       -------------
                                                                                                                          5,170,400
                                                                                                                       -------------

   AIR FREIGHT & LOGISTICS 2.3%
   United Parcel Service Inc., B ........................................       United States             30,000          2,189,100
                                                                                                                       -------------

   BIOTECHNOLOGY 4.9%
(a)Amgen Inc. ...........................................................       United States             32,000          2,552,000
   CSL Ltd. .............................................................         Australia               80,000          2,111,908
                                                                                                                       -------------
                                                                                                                          4,663,908
                                                                                                                       -------------

   CAPITAL MARKETS 3.6%
   Bank of New York Co. Inc. ............................................       United States             57,000          1,754,460
   Citigroup Inc. .......................................................       United States             37,000          1,609,500
                                                                                                                       -------------
                                                                                                                          3,363,960
                                                                                                                       -------------
   COMMERCIAL SERVICES & SUPPLIES 1.8%
   Adecco SA ............................................................        Switzerland              35,000          1,750,068
                                                                                                                       -------------

   COMMUNICATIONS EQUIPMENT 7.4%
(a)Alcatel SA ...........................................................           France               170,000          2,075,508
(a)Cisco Systems Inc. ...................................................       United States            100,000          1,915,000
(a)Corning Inc. .........................................................       United States            157,000          2,990,850
                                                                                                                       -------------
                                                                                                                          6,981,358
                                                                                                                       -------------

   COMPUTERS & PERIPHERALS 1.8%
   International Business Machines Corp. ................................       United States             20,000          1,669,200
                                                                                                                       -------------

   DIVERSIFIED TELECOMMUNICATION SERVICES 2.4%
   Alltel Corp. .........................................................       United States             34,000          2,261,000
                                                                                                                       -------------

   ELECTRIC UTILITIES 2.7%
   FPL Group Inc. .......................................................       United States             60,000          2,587,200
                                                                                                                       -------------

   ENERGY EQUIPMENT & SERVICES 4.7%
   BJ Services Co. ......................................................       United States             40,000          2,439,600
(a)Nabors Industries Ltd. ...............................................          Bermuda                30,400          1,989,680
                                                                                                                       -------------
                                                                                                                          4,429,280
                                                                                                                       -------------

   FOOD & STAPLES RETAILING 2.3%
   Tesco PLC ............................................................       United Kingdom           386,000          2,208,409
                                                                                                                       -------------

   FOOD PRODUCTS 4.6%
   Nestle SA ............................................................        Switzerland               8,000          2,194,034
   Smucker JM Co. .......................................................       United States             45,000          2,140,650
                                                                                                                       -------------
                                                                                                                          4,334,684
                                                                                                                       -------------


28 | Annual Report

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                           COUNTRY               SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HEALTH CARE EQUIPMENT & SUPPLIES 2.0%
   Smith & Nephew PLC ...................................................       United Kingdom           196,000       $  1,863,779
                                                                                                                       -------------

   HOTELS RESTAURANTS & LEISURE 4.6%
   Carnival Corp. .......................................................       United States             42,000          2,200,800
   McDonald's Corp. .....................................................       United States             70,000          2,181,900
                                                                                                                       -------------
                                                                                                                          4,382,700
                                                                                                                       -------------

   INDUSTRIAL CONGLOMERATES 4.7%
   General Electric Co. .................................................       United States             60,000          2,070,000
   Tyco International Ltd. ..............................................       United States             77,000          2,346,190
                                                                                                                       -------------
                                                                                                                          4,416,190
                                                                                                                       -------------

   INSURANCE 5.3%
   American International Group Inc. ....................................       United States             34,000          2,046,800
   Hartford Financial Services Group Inc. ...............................       United States             31,000          2,497,670
   Willis Group Holdings Ltd. ...........................................       United States             13,200            437,712
                                                                                                                       -------------
                                                                                                                          4,982,182
                                                                                                                       -------------

   IT SERVICES 2.2%
   First Data Corp. .....................................................       United States             50,000          2,057,000
                                                                                                                       -------------

   MACHINERY 2.1%
   Eaton Corp. ..........................................................       United States             30,100          1,966,734
                                                                                                                       -------------

   MEDIA 3.9%
(a)Discovery Holding Co., A .............................................       United States             18,100            258,287
(a)Liberty Media Corp., A ...............................................       United States            181,000          1,590,990
(a)Time Warner Inc. .....................................................       United States            110,000          1,872,200
                                                                                                                       -------------
                                                                                                                          3,721,477
                                                                                                                       -------------

   OIL, GAS & CONSUMABLE FUELS 4.0%
   ConocoPhillips .......................................................       United States             31,200          1,952,808
   ExxonMobil Corp. .....................................................       United States             31,800          1,868,250
                                                                                                                       -------------
                                                                                                                          3,821,058
                                                                                                                       -------------

   PERSONAL PRODUCTS 2.4%
   Estee Lauder Cos. Inc., A ............................................       United States             57,000          2,230,980
                                                                                                                       -------------

   PHARMACEUTICALS 6.5%
   Johnson & Johnson ....................................................       United States             34,000          2,174,640
   Merck & Co. Inc. .....................................................       United States             60,000          1,863,600
   Pfizer Inc. ..........................................................       United States             78,000          2,067,000
                                                                                                                       -------------
                                                                                                                          6,105,240
                                                                                                                       -------------

   ROAD & RAIL 2.6%
   Union Pacific Corp. ..................................................       United States             35,000          2,460,850
                                                                                                                       -------------


                                                              Annual Report | 29

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND                           COUNTRY                SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.6%
   Analog Devices Inc. ..................................................       United States              50,000      $  1,960,000
   Intel Corp. ..........................................................       United States              88,000         2,388,320
                                                                                                                       -------------
                                                                                                                          4,348,320
                                                                                                                       -------------

   SOFTWARE 5.9%
   Microsoft Corp. ......................................................       United States             146,000         3,739,060
   SAP AG ...............................................................          Germany                 11,000         1,887,101
                                                                                                                       -------------
                                                                                                                          5,626,161
                                                                                                                       -------------
   TOTAL COMMON STOCKS (COST $70,475,843) ...............................                                                89,591,238
                                                                                                                       -------------

   SHORT TERM INVESTMENT (COST $3,712,689) 3.9%
   MONEY FUND 3.9%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio ........       United States           3,712,689         3,712,689
                                                                                                                       -------------
   TOTAL INVESTMENTS (COST $74,188,532) 98.7% ...........................                                                93,303,927
   OTHER ASSETS, LESS LIABILITIES 1.3% ..................................                                                 1,232,338
                                                                                                                       -------------
                                                                                                                       $ 94,536,265
                                                                                                                       =============

(a)   Non-income producing.

(b) See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


30 | See notes to financial statements. | Annual Report

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTSA

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND

                                                            -----------------------------------------------------------------------
                                                                  YEAR ENDED JULY 31,                YEAR ENDED NOVEMBER 30,
                                                              2005        2004     2003(d)         2002        2001        2000
                                                            -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................   $ 14.86     $ 14.25    $ 12.48       $ 18.71     $ 21.00     $  20.81
                                                            -----------------------------------------------------------------------
Income from investment operations:

   Net investment income (loss)(b) ......................     (0.10)      (0.16)     (0.07)        (0.15)      (0.13)       (0.15)

   Net realized and unrealized gains (losses) ...........      3.40        0.77       1.84         (4.37)      (2.16)        2.25
                                                            -----------------------------------------------------------------------
Total from investment operations ........................      3.30        0.61       1.77         (4.52)      (2.29)        2.10
                                                            -----------------------------------------------------------------------
Less distributions from net realized gains ..............        --          --         --         (1.71)         --        (1.91)
                                                            -----------------------------------------------------------------------
Net asset value, end of year ............................   $ 18.16     $ 14.86    $ 14.25       $ 12.48     $ 18.71     $  21.00
                                                            =======================================================================

Total return(c) .........................................     22.21%       4.28%     14.18%       (26.65)%    (10.90)%      10.22%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................   $44,821     $62,786    $61,026       $59,882     $97,660     $109,385

Ratios to average net assets:

   Expenses .............................................      1.30%       1.27%    1.43%e          1.34%       1.32%        1.29%

   Expenses net of waiver and payments by affiliate .....      1.30%       1.26%      1.30%(e)      1.30%       1.30%        1.27%

   Net investment income (loss) .........................     (0.66)%     (1.01)%    (0.89)%(e)    (1.01)%     (0.67)%      (0.68)%

Portfolio turnover rate .................................    111.92%     130.22%     92.58%       178.05%     111.67%       90.01%

(a) Financial highlights presented reflect historical financial information from Fiduciary Trust International (FTI) -- Small Capitalization Equity Fund as a result of a merger on July 24, 2003.

(b) Based on average daily shares outstanding effective with year ended November 30, 2001.

(c)   Total return is not annualized for periods less than one year.

(d)   For the period December 1, 2002 to July 31, 2003.

(e)   Annualized.


                         Annual Report | See notes to financial statements. | 31

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS, JULY 31, 2005

-----------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                          SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 95.4%
   AEROSPACE & DEFENSE 2.1%
(a)Aviall Inc. ...........................................................................              28,100       $     951,185
                                                                                                                     --------------

   BIOTECHNOLOGY 7.0%
(a)Alkermes Inc. .........................................................................              51,000             790,500
(a)Cell Genesys Inc. .....................................................................              77,400             465,174
(a)Cepheid Inc. ..........................................................................              39,600             339,768
(a)Nektar Therapeutics ...................................................................              28,800             540,288
(a)Protein Design Labs Inc. ..............................................................              28,600             651,794
(a)Telik Inc. ............................................................................              20,300             345,100
                                                                                                                     --------------
                                                                                                                         3,132,624
                                                                                                                     --------------
   CAPITAL MARKETS 4.4%
(a)Affiliated Managers Group Inc. ........................................................               5,950             424,235
(a)GFI Group Inc. ........................................................................              12,200             426,878
   Greenhill & Co. Inc. ..................................................................              13,900             533,204
(a)TradeStation Group Inc. ...............................................................              63,100             605,129
                                                                                                                     --------------
                                                                                                                         1,989,446
                                                                                                                     --------------
   COMMERCIAL BANKS 2.0%
(a)Signature Bank ........................................................................              15,900             477,477
   Texas Regional Bancshares Inc., A .....................................................              13,290             394,181
                                                                                                                     --------------
                                                                                                                           871,658
                                                                                                                     --------------
   COMMERCIAL SERVICES & SUPPLIES 4.6%
(a)CRA International Inc. ................................................................              16,800             893,760
(a)FTI Consulting Inc. ...................................................................              20,400             491,640
   Ritchie Bros. Auctioneers Inc. ........................................................              16,900             655,044
                                                                                                                     --------------
                                                                                                                         2,040,444
                                                                                                                     --------------
   COMMUNICATIONS EQUIPMENT 6.6%
(a)Avocent Corp. .........................................................................              20,500             714,630
(a)F5 Networks Inc. ......................................................................              16,100             679,098
(a)Packeteer Inc. ........................................................................              32,800             397,208
(a)Sonus Networks Inc. ...................................................................             237,200           1,148,048
                                                                                                                     --------------
                                                                                                                         2,938,984
                                                                                                                     --------------
   COMPUTERS & PERIPHERALS 0.5%
(a)Rackable Systems Inc. .................................................................              17,500             226,975
                                                                                                                     --------------
   CONSTRUCTION & ENGINEERING 3.0%
(a)Dycom Industries Inc. .................................................................              30,000             732,000
(a)URS Corp. .............................................................................              16,700             625,415
                                                                                                                     --------------
                                                                                                                         1,357,415
                                                                                                                     --------------
   DISTRIBUTORS 0.3%
(a)Prestige Brands Holdings Inc. .........................................................              10,300             115,875
                                                                                                                     --------------


32 | Annual Report

FRANKLIN GLOBAL TRUST

-----------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                             SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   DIVERSIFIED FINANCIAL SERVICES 1.2%
(a)Nasdaq Stock Market Inc. ..............................................................              22,700       $     514,155
                                                                                                                     --------------
   DIVERSIFIED TELECOMMUNICATION SERVICES 2.0%
   Commonwealth Telephone Enterprises Inc. ...............................................              21,200             907,360
                                                                                                                     --------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS 4.7%
   BEI Technologies Inc. .................................................................              31,800           1,105,050
(a)Brightpoint Inc. ......................................................................              27,200             659,600
   Cognex Corp. ..........................................................................               9,600             320,352
                                                                                                                     --------------
                                                                                                                         2,085,002
                                                                                                                     --------------
   ENERGY EQUIPMENT & SERVICES 6.4%
(a)Atwood Oceanics Inc. ..................................................................               5,400             368,118
(a)Newpark Resources Inc. ................................................................              55,900             472,914
(a)NS Group Inc. .........................................................................              11,800             500,910
(a)Superior Energy Services Inc. .........................................................              43,000             917,620
(a)Universal Compression Holdings Inc. ...................................................              15,400             624,470
                                                                                                                     --------------
                                                                                                                         2,884,032
                                                                                                                     --------------
   HEALTH CARE EQUIPMENT & SUPPLIES 3.2%
(a)Advanced Neuromodulation Systems Inc. .................................................              17,600             880,704
(a)ResMed Inc. ...........................................................................               8,300             556,100
                                                                                                                     --------------
                                                                                                                         1,436,804
                                                                                                                     --------------
   HEALTH CARE PROVIDERS & SERVICES 10.5%
(a)American Healthways Inc. ..............................................................              22,200             989,454
(a)AMERIGROUP Corp. ......................................................................              19,500             675,675
(a)Dendrite International Inc. ...........................................................              27,800             480,940
(a)Pediatrix Medical Group Inc. ..........................................................              11,100             870,462
(a)Sunrise Senior Living Inc. ............................................................              16,200             858,600
(a)United Surgical Partners International Inc. ...........................................              22,950             826,429
                                                                                                                     --------------
                                                                                                                         4,701,560
                                                                                                                     --------------
   HOTELS RESTAURANTS & LEISURE 3.3%
(a)Cosi Inc. .............................................................................              18,100             153,307
(a)Red Robin Gourmet Burgers Inc. ........................................................               7,200             432,288
(a)Shuffle Master Inc. ...................................................................              16,925             454,098
(a)Vail Resorts Inc. .....................................................................              15,200             431,832
                                                                                                                     --------------
                                                                                                                         1,471,525
                                                                                                                     --------------
   HOUSEHOLD DURABLES 1.0%
(a)Jarden Corp. ..........................................................................              11,700             448,812
                                                                                                                     --------------
   HOUSEHOLD PRODUCTS 1.5%
(a)Central Garden & Pet Co. ..............................................................              13,500             677,295
                                                                                                                     --------------
   INTERNET & CATALOG RETAIL 1.5%
(a)Audible Inc. ..........................................................................              38,300             689,017
                                                                                                                     --------------


                                                              Annual Report | 33

FRANKLIN GLOBAL TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   INTERNET SOFTWARE & SERVICES 1.3%
(a)webMethods Inc. .......................................................................              92,300       $     560,261
                                                                                                                     --------------
   IT SERVICES 2.1%
(a)Forrester Research Inc. ...............................................................              47,000             927,310
                                                                                                                     --------------
   LEISURE EQUIPMENT & PRODUCTS 2.2%
(a)Marinemax Inc. ........................................................................              16,900             562,094
(a)Marvel Enterprises Inc. ...............................................................              22,650             439,184
                                                                                                                     --------------
                                                                                                                         1,001,278
                                                                                                                     --------------
   MACHINERY 3.1%
(a)Commercial Vehicle Group Inc. .........................................................              32,600             768,382
   Wabtec Corp. ..........................................................................              25,900             632,737
                                                                                                                     --------------
                                                                                                                         1,401,119
                                                                                                                     --------------
   MEDIA 1.2%
(a)Lions Gate Entertainment Corp. ........................................................              53,900             552,475
                                                                                                                     --------------
   METALS & MINING 0.8%
   Quanex Corp. ..........................................................................               6,000             366,000
                                                                                                                     --------------
   OIL, GAS & CONSUMABLE FUELS 3.2%
(a)Alon USA Energy Inc. ..................................................................              29,400             521,850
(a)Forest Oil Corp. ......................................................................              12,800             572,928
   OMI Corp. .............................................................................              17,800             320,934
                                                                                                                     --------------
                                                                                                                         1,415,712
                                                                                                                     --------------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 8.2%
(a)ANADIGICS Inc. ........................................................................              43,700             109,687
(a)ATMI Inc. .............................................................................              26,800             853,044
(a)Credence Systems Corp. ................................................................              46,500             506,385
(a)FEI Co. ...............................................................................              33,300             755,577
(a)Micrel Inc. ...........................................................................              59,400             718,146
(a)Microtune Inc. ........................................................................             123,000             749,070
                                                                                                                     --------------
                                                                                                                         3,691,909
                                                                                                                     --------------
   SOFTWARE 4.3%
(a)Embarcadero Technologies Inc. .........................................................              30,000             187,500
(a)Salesforce.com Inc. ...................................................................              26,700             628,785
(a)Secure Computing Corp. ................................................................              19,300             238,548
(a)TIBCO Software Inc. ...................................................................             114,700             882,043
                                                                                                                     --------------
                                                                                                                         1,936,876
                                                                                                                     --------------
   SPECIALTY RETAIL 2.0%
(a)Aeropostale Inc. ......................................................................              11,750             350,738
(a)Golf Galaxy Inc. ......................................................................                 900              16,749
(a)New York & Co. Inc. ...................................................................              22,500             529,650
                                                                                                                     --------------
                                                                                                                           897,137
                                                                                                                     --------------


34 | Annual Report

FRANKLIN GLOBAL TRUST

-----------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY SMALL CAPITALIZATION EQUITY FUND                                                          SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TEXTILES, APPAREL & LUXURY GOODS 1.2%
(a)True Religion Apparel Inc. .............................................................              32,600       $     552,570
                                                                                                                      --------------
   TOTAL COMMON STOCKS (COST $32,526,745) .................................................                              42,742,815
                                                                                                                      --------------
   SHORT TERM INVESTMENT (COST $2,390,517) 5.3%
   MONEY FUND 5.3%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio ..........................           2,390,517           2,390,517
                                                                                                                      --------------
   TOTAL INVESTMENTS (COST $34,917,262) 100.7% ............................................                              45,133,332
   OTHER ASSETS, LESS LIABILITIES (0.7)% ..................................................                                (312,257)
                                                                                                                      --------------
   NET ASSETS 100.0% ......................................................................                           $  44,821,075
                                                                                                                      ==============

(a)   Non-income producing.

(b) See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 35

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS(a)

FIDUCIARY EUROPEAN SMALLER COMPANIES FUND

                                                            ----------------------------------------------------------------------
                                                                                                               YEAR ENDED
                                                                      YEAR ENDED JULY 31,                     NOVEMBER 30,
                                                              2005          2004         2003(d)           2002         2001F
                                                            ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ....................     $  8.10       $  6.22       $  5.27          $  6.89       $ 10.00
                                                            ----------------------------------------------------------------------
Income from investment operations:

  Net investment income (loss)(b) .....................        0.04          0.02          0.08            (0.01)        (0.02)

  Net realized and unrealized gains (losses) ..........        2.53          1.95          0.88            (1.61)        (3.09)
                                                            ----------------------------------------------------------------------
Total from investment operations ......................        2.57          1.97          0.96            (1.62)        (3.11)
                                                            ----------------------------------------------------------------------
Less distributions from net investment income .........       (0.01)        (0.09)        (0.01)              --            --
                                                            ----------------------------------------------------------------------
Net asset value, end of year ..........................     $ 10.66       $  8.10       $  6.22          $  5.27       $  6.89
                                                            ======================================================================

Total return(c) .......................................       31.80%        31.61%        18.20%          (23.51)%      (31.10)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................     $21,501       $15,834       $12,996          $14,970       $14,495

Ratios to average net assets:

  Expenses before expense reduction ...................        1.51%         1.54%         1.84%(e)         1.61%         2.62%(e)

  Expenses net of waiver and payments by affiliate ....        1.51%         1.38%         1.20%(e)         1.20%         1.20%(e)

  Expenses net of waiver and payments by affiliate and
    expense reduction .................................        1.50%         1.38%         1.20%(e)         1.20%         1.20%(e)

  Net investment income (loss) ........................        0.42%         0.24%         2.18%(e)        (0.14)%       (0.28)%(e)

Portfolio turnover rate ...............................       99.52%        98.92%        87.83%          131.90%        82.43%

(a) Financial highlights presented reflect historical financial information from Fiduciary Trust International (FTI) -- European Smaller Companies Fund as a result of a merger on July 24, 2003.

(b)   Based on average daily shares outstanding.

(c)   Total return is not annualized for periods less than one year.

(d)   For the period December 1, 2002 to July 31, 2003.

(e)   Annualized.

(f)   For the period January 2, 2001 (effective date) to November 30, 2001.


36 | See notes to financial statements. | Annual Report

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS, JULY 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                               INDUSTRY                          SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 98.1%
   AUSTRIA 2.3%
   Andritz AG .......................................                      Machinery                           5,080   $    486,499
                                                                                                                       -------------
   BELGIUM 1.1%
(a)Option NV ........................................               Communications Equipment                   5,730        239,326
                                                                                                                       -------------
   DENMARK 5.1%
   Bang & Olufsen AS, B .............................                  Household Durables                      4,208        297,465
   DSV De Sammenslut Vognmaend AS, B ................                     Road & Rail                          5,390        508,904
(a)Rockwool International ASA, B ....................                  Building Products                       3,840        283,307
                                                                                                                       -------------
                                                                                                                          1,089,676
                                                                                                                       -------------
   FINLAND 4.8%
   Nokian Renkaat OYJ ...............................                   Auto Components                       24,450        495,634
   YIT-Yhtyma OYJ ...................................              Construction & Engineering                 15,090        526,900
                                                                                                                       -------------
                                                                                                                          1,022,534
                                                                                                                       -------------
   FRANCE 16.9%
(a)Alten ............................................                     IT Services                         13,910        413,180
   April Group ......................................                      Insurance                           9,810        321,128
(a)Axalto International NV ..........................               Computers & Peripherals                   11,300        390,454
   Beneteau .........................................             Leisure Equipment & Products                 3,862        312,543
   Generale de Sante ................................           Health Care Providers & Services              13,839        421,474
   Neopost SA .......................................                  Office Electronics                      6,036        561,294
   Nexans SA ........................................                 Electrical Equipment                     7,530        335,048
   Pinguely-Haulotte ................................                      Machinery                          14,690        246,136
   Seche Environnement ..............................            Commercial Services & Supplies                2,810        257,558
   Spir Communication SA ............................                        Media                               990        201,526
(a)Trigano SA .......................................             Leisure Equipment & Products                 2,160        174,935
                                                                                                                       -------------
                                                                                                                          3,635,276
                                                                                                                       -------------
   GERMANY 12.4%
   AWD Holding AG ...................................                   Capital Markets                        8,005        365,888
   MTU Aero Engines Holding AG ......................                 Aerospace & Defense                      5,935        186,510
(a)Pfleiderer AG ....................................                  Building Products                      21,560        463,974
   Rational AG ......................................                  Household Durables                      2,620        290,013
   Rheinmetall AG ...................................               Industrial Conglomerates                   6,785        376,757
   Solarworld AG ....................................                 Electrical Equipment                     5,078        493,141
(a)Techem AG ........................................            Commercial Services & Supplies               11,140        489,868
                                                                                                                       -------------
                                                                                                                          2,666,151
                                                                                                                       -------------
   GREECE 2.3%
   Germanos SA ......................................                   Specialty Retail                      17,262        286,720
   Jumbo SA .........................................             Leisure Equipment & Products                20,700        211,816
                                                                                                                       -------------
                                                                                                                            498,536
                                                                                                                       -------------
   IRELAND 4.5%
   Eircom Group PLC .................................        Diversified Telecommunication Services          119,180        244,195
   Grafton Group PLC ................................           Trading Companies & Distributors              32,118        365,256
                                                                                                                       -------------


                                                              Annual Report | 37

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                               INDUSTRY                           SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   IRELAND (CONT.)
   Kingspan Group PLC ...............................                  Building Products                      27,779   $    362,052
                                                                                                                       -------------
                                                                                                                            971,503
                                                                                                                       -------------
   ITALY 6.5%
   Amplifon SpA .....................................           Health Care Providers & Services               4,365        285,246
   Astaldi SpA ......................................              Construction & Engineering                 31,140        193,113
   Azimut Holding SpA ...............................                   Capital Markets                       35,140        238,581
   Banco Di Desio E Della Brianza SpA ...............                   Commercial Banks                      22,747        175,399
   Brembo SpA .......................................                   Auto Components                       21,400        164,753
(a)Interpump Group SpA ..............................                      Machinery                          50,595        350,566
                                                                                                                       -------------
                                                                                                                          1,407,658
                                                                                                                       -------------
   NETHERLANDS 4.4%
   Kon Bam Groep NV .................................              Construction & Engineering                  5,021        356,725
   Koninklijke Ten Cate NV ..........................           Textiles, Apparel & Luxury Goods               2,190        220,909
   SBM Offshore NV ..................................             Energy Equipment & Services                  5,150        376,505
                                                                                                                       -------------
                                                                                                                            954,139
                                                                                                                       -------------
   NORWAY 7.9%
   ABG Sundal Collier ASA ...........................                   Capital Markets                      357,640        357,937
   Acta Holding ASA .................................                   Capital Markets                       97,290        233,690
(a)Stolt Offshore SA ................................             Energy Equipment & Services                 23,290        268,954
(a)Tandberg Television ASA ..........................               Communications Equipment                  43,805        558,135
(a)TGS Nopec Geophysical Co. ASA ....................             Energy Equipment & Services                  9,080        274,025
                                                                                                                       -------------
                                                                                                                          1,692,741
                                                                                                                       -------------
   SPAIN 1.3%
   Tubacex SA .......................................                   Metals & Mining                       75,903        284,357
                                                                                                                       -------------
   SWEDEN 6.4%
(a)Elekta AB, B .....................................           Health Care Equipment & Supplies              11,290        530,944
   HIQ International AB .............................                     IT Services                         65,680        311,836
(a)Transcom Worldwide SA, B .........................            Commercial Services & Supplies               70,990        525,209
                                                                                                                       -------------
                                                                                                                          1,367,989
                                                                                                                       -------------
   SWITZERLAND 6.7%
   Kaba Holding AG ..................................                  Building Products                       1,105        308,195
   Leica Geosystems AG ..............................          Electronic Equipment & Instruments              1,180        466,892
   Phonak Holding AG ................................           Health Care Equipment & Supplies               8,770        347,003
(a)Sika AG ..........................................                      Chemicals                             487        321,908
                                                                                                                       -------------
                                                                                                                          1,443,998
                                                                                                                       -------------
   UNITED KINGDOM 15.5%
(a)Charter PLC ......................................                      Machinery                          60,972        337,316
(a)Gyrus Group PLC ..................................           Health Care Equipment & Supplies              55,439        293,795
   Homeserve PLC ....................................            Commercial Services & Supplies               20,648        384,340
   Intermediate Capital Group PLC ...................                   Capital Markets                       14,831        302,391


38 | Annual Report

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY EUROPEAN SMALLER COMPANIES FUND                                       INDUSTRY                  SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UNITED KINGDOM (CONT.)
   Laird Group PLC .................................................   Electronic Equipment & Instruments     51,280   $    296,090
   McBride PLC .....................................................           Household Products            111,840        286,515
   Mitie Group PLC .................................................     Commercial Services & Supplies      114,162        337,612
(a)Raymarine PLC ...................................................           Household Durables             83,837        316,822
   Whatman PLC .....................................................               Machinery                  99,120        481,723
   Wolverhampton & Dudley Breweries PLC ............................               Beverages                  14,870        298,222
                                                                                                                        ------------
                                                                                                                          3,334,826
                                                                                                                        ------------
   TOTAL COMMON STOCKS (COST $15,613,800) ..........................                                                     21,095,209
                                                                                                                        ------------
   SHORT TERM INVESTMENT (COST $808,434) 3.8%
   MONEY FUND 3.8%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio ...               Money Fund                808,434        808,434
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $16,422,234) 101.9% .....................                                                     21,903,643
   OTHER ASSETS, LESS LIABILITIES (1.9)% ...........................                                                       (402,333)
                                                                                                                        ------------
   NET ASSETS 100.0% ...............................................                                                    $21,501,310
                                                                                                                        ============

(a)   Non-income producing.

(b) See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 39

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2005

                                                                         ----------------------------------------------------------
                                                                             FIDUCIARY                                 FIDUCIARY
                                                                               LARGE             FIDUCIARY             EUROPEAN
                                                                          CAPITALIZATION           SMALL                SMALLER
                                                                            GROWTH AND        CAPITALIZATION           COMPANIES
                                                                            INCOME FUND         EQUITY FUND               FUND
                                                                         ----------------------------------------------------------
Assets:
  Investments in securities:
    Cost - Unaffiliated issuers ...................................        $ 70,475,843         $ 32,526,745          $ 15,613,800
    Cost - Sweep Money Fund (Note 8) ..............................           3,712,689            2,390,517               808,434
                                                                         ----------------------------------------------------------
    Total cost of investments .....................................        $ 74,188,532         $ 34,917,262          $ 16,422,234
                                                                         ==========================================================
    Value - Unaffiliated issuers ..................................        $ 89,591,238         $ 42,742,815          $ 21,095,209
    Value - Sweep Money Fund (Note 8) .............................           3,712,689            2,390,517               808,434
                                                                         ----------------------------------------------------------
    Total value of investments ....................................          93,303,927           45,133,332            21,903,643
  Receivables:
    Investment securities sold ....................................           1,156,022              596,556                    --
    Capital shares sold ...........................................             534,000                7,563                22,458
    Dividends .....................................................              45,622                   --                36,415
                                                                         ----------------------------------------------------------
        Total assets ..............................................          95,039,571           45,737,451            21,962,516
                                                                         ----------------------------------------------------------
Liabilities:
  Payables:
    Investment securities purchased ...............................             368,817              852,655               185,338
    Capital shares redeemed .......................................              42,013                   --                    --
    Affiliates ....................................................              72,832               44,202                20,919
  Funds advanced by custodian .....................................                  --                   --               229,482
  Other liabilities ...............................................              19,644               19,519                25,467
                                                                         ----------------------------------------------------------
        Total liabilities .........................................             503,306              916,376               461,206
                                                                         ----------------------------------------------------------
          Net assets, at value ....................................        $ 94,536,265         $ 44,821,075          $ 21,501,310
                                                                         ==========================================================
Net assets consist of:
  Undistributed net investment income .............................        $     34,213         $         --          $     63,848
  Net unrealized appreciation (depreciation) ......................          19,115,395           10,216,070             5,482,471
  Accumulated net realized gain (loss) ............................           8,293,626           (8,246,488)           (6,104,718)
  Paid-in capital .................................................          67,093,031           42,851,493            22,059,709
                                                                         ----------------------------------------------------------
          Net assets, at value ....................................        $ 94,536,265         $ 44,821,075          $ 21,501,310
                                                                         ==========================================================
Shares outstanding ................................................          13,229,210            2,467,494             2,016,374
                                                                         ==========================================================
Net asset value and maximum offering price per sharea .............        $       7.15         $      18.16          $      10.66
                                                                         ==========================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


40 | See notes to financial statements. | Annual Report

FRANKLIN GLOBAL TRUST

STATEMENTS OF OPERATIONS
for the year ended July 31, 2005

                                                                                     -----------------------------------------------
                                                                                        FIDUCIARY                        FIDUCIARY
                                                                                          LARGE          FIDUCIARY        EUROPEAN
                                                                                     CAPITALIZATION        SMALL          SMALLER
                                                                                       GROWTH AND     CAPITALIZATION     COMPANIES
                                                                                       INCOME FUND      EQUITY FUND         FUND
                                                                                     -----------------------------------------------
   Investment income:
     Dividends (net of foreign taxes)(a)
       Unaffiliated issuers ......................................................     $ 1,814,179      $   308,672     $  350,288
       Sweep Money Fund (Note 8) .................................................          62,365           21,213         10,049
                                                                                     -----------------------------------------------
           Total investment income ...............................................       1,876,544          329,885        360,337
                                                                                     -----------------------------------------------
   Expenses:
     Management fees (Note 3a) ...................................................         645,769          510,256        186,541
     Administrative fees (Note 3b) ...............................................         174,834          102,819         37,623
     Transfer agent fees (Note 3d) ...............................................           1,147            1,831          1,821
     Custodian fees (Note 4) .....................................................           4,245            3,787          7,664
     Reports to shareholders .....................................................          18,717           16,154         10,589
     Registration and filing fees ................................................          21,096           18,313         16,198
     Professional fees ...........................................................          11,889           10,202         17,110
     Other .......................................................................           6,406            3,308          7,741
                                                                                     -----------------------------------------------
           Total expenses ........................................................         884,103          666,670        285,287
           Expense reductions (Note 4) ...........................................              (6)              --         (3,487)
                                                                                     -----------------------------------------------
             Net expenses ........................................................         884,097          666,670        281,800
                                                                                     -----------------------------------------------
               Net investment income (loss) ......................................         992,447         (336,785)        78,537
                                                                                     -----------------------------------------------
   Realized and unrealized gains (losses):
     Net realized gain (loss) from:
       Investments ...............................................................       9,367,638        1,921,643      2,026,967
       Foreign currency transactions .............................................         (33,134)              --           (741)
                                                                                     -----------------------------------------------
             Net realized gain (loss) ............................................       9,334,504        1,921,643      2,026,226
                                                                                     -----------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
     Investments .................................................................          (8,438)       8,337,273      3,072,550
     Translation of assets and liabilities denominated in foreign currencies .....              --               --           (675)
                                                                                     -----------------------------------------------
             Net unrealized appreciation (depreciation) ..........................          (8,438)       8,337,273      3,071,875
                                                                                     -----------------------------------------------
   Net realized and unrealized gain (loss) .......................................       9,326,066       10,258,916      5,098,101
                                                                                     -----------------------------------------------
   Net increase (decrease) in net assets resulting from operations ...............     $10,318,513      $ 9,922,131     $5,176,638
                                                                                     ===============================================

(a)Foreign taxes withheld on dividends ...........................................     $    43,606      $       200     $   46,981


                         Annual Report | See notes to financial statements. | 41

FRANKLIN GLOBAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    ----------------------------------------------------------------
                                                                             FIDUCIARY                          FIDUCIARY
                                                                        LARGE CAPITALIZATION              SMALL CAPITALIZATION
                                                                       GROWTH AND INCOME FUND                  EQUITY FUND
                                                                    ----------------------------------------------------------------
                                                                          YEAR ENDED JULY 31,              YEAR ENDED JULY 31,
                                                                         2005            2004              2005             2004
                                                                    ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income (loss) ................................    $    992,447     $    355,676     $   (336,785)    $   (737,917)
   Net realized gain (loss) from investments and foreign
    currency transactions ......................................       9,334,504        3,918,098        1,921,643       12,597,601
   Net change in unrealized appreciation (depreciation)
    on investments .............................................          (8,438)       7,336,223        8,337,273       (9,124,411)
                                                                    ----------------------------------------------------------------
         Net increase (decrease) in net assets resulting
          from operations ......................................      10,318,513       11,609,997        9,922,131        2,735,273
 Distributions to shareholders from:
   Net investment income .......................................      (1,018,355)        (329,516)              --               --
   Net realized gains ..........................................      (4,439,717)        (523,650)              --               --
                                                                    ----------------------------------------------------------------
 Total distributions to shareholders ...........................      (5,458,072)        (853,166)              --               --
Capital share transactions: (Note 2) ...........................       6,754,820        1,479,699      (27,887,516)        (974,561)
                                                                    ----------------------------------------------------------------
         Net increase (decrease) in net assets .................      11,615,261       12,236,530      (17,965,385)       1,760,712
Net assets:
 Beginning of year .............................................      82,921,004       70,684,474       62,786,460       61,025,748
                                                                    ----------------------------------------------------------------
 End of year ...................................................    $ 94,536,265     $ 82,921,004     $ 44,821,075     $ 62,786,460
                                                                    ================================================================
Undistributed net investment income included in net assets:
 End of year ...................................................    $     34,213     $     64,817     $         --     $         --
                                                                    ================================================================


42 | See notes to financial statements. | Annual Report

FRANKLIN GLOBAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                      ------------------------------
                                                                                                        FIDUCIARY EUROPEAN SMALLER
                                                                                                               COMPANIES FUND
                                                                                                      ------------------------------
                                                                                                            YEAR ENDED JULY 31,
                                                                                                           2005             2004
                                                                                                      ------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income .........................................................................    $     78,537     $     37,790
   Net realized gain (loss) from investments and foreign currency transactions ...................       2,026,226        3,361,441
   Net change in unrealized appreciation (depreciation) on investments and translation of assets
    and liabilities denominated in foreign currencies ............................................       3,071,875          253,715
                                                                                                      ------------------------------
         Net increase (decrease) in net assets resulting from operations .........................       5,176,638        3,652,946
                                                                                                      ------------------------------
 Distributions to shareholders from net investment income ........................................         (28,876)        (167,068)
 Capital share transactions: (Note 2) ............................................................         520,000         (648,656)
                                                                                                      ------------------------------
         Net increase (decrease) in net assets ...................................................       5,667,762        2,837,222
Net assets:
 Beginning of year ...............................................................................      15,833,548       12,996,326
                                                                                                      ------------------------------
 End of year .....................................................................................    $ 21,501,310     $ 15,833,548
                                                                                                      ==============================
Undistributed net investment income included in net assets:
 End of year .....................................................................................    $     63,848     $     28,864
                                                                                                      ==============================


                         Annual Report | See notes to financial statements. | 43

FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series. All funds included in this report (the Funds) are diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the


44 | Annual Report

FRANKLIN GLOBAL TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statements of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


                                                              Annual Report | 45

FRANKLIN GLOBAL TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital. There were no redemption fees for the year.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2005, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                               ---------------------------------------------------------------------
                                                            FIDUCIARY                          FIDUCIARY
                                                      LARGE CAPITALIZATION                SMALL CAPITALIZATION
                                                     GROWTH AND INCOME FUND                   EQUITY FUND
                                               ---------------------------------------------------------------------
                                                  SHARES            AMOUNT              SHARES            AMOUNT
                                               ---------------------------------------------------------------------
Year ended July 31, 2005
 Shares sold ............................        1,509,984       $ 10,450,004             97,650       $  1,597,736
 Shares issued in reinvestment
  of distributions ......................          636,956          4,413,959                 --                 --
 Shares redeemed ........................       (1,174,500)        (8,109,143)        (1,854,247)       (29,485,252)
                                               ---------------------------------------------------------------------
 Net increase (decrease) ................          972,440       $  6,754,820         (1,756,597)      $(27,887,516)
                                               =====================================================================


46 | Annual Report

FRANKLIN GLOBAL TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         -----------------------------------------------------------------
                                                                       FIDUCIARY                        FIDUCIARY
                                                                 LARGE CAPITALIZATION             SMALL CAPITALIZATION
                                                                GROWTH AND INCOME FUND                 EQUITY FUND
                                                         -----------------------------------------------------------------
                                                            SHARES               AMOUNT         SHARES            AMOUNT
                                                         -----------------------------------------------------------------
Year ended July 31, 2004
 Shares sold ...................................           1,618,139         $ 10,306,976       694,405      $ 11,021,742
 Shares issued in reinvestment
  of distributions .............................              81,290              520,223            --                --
 Shares redeemed ...............................          (1,395,581)          (9,347,500)     (752,503)      (11,996,303)
                                                         -----------------------------------------------------------------
 Net increase (decrease) .......................             303,848         $  1,479,699       (58,098)     $   (974,561)
                                                         =================================================================

                                                                      FIDUCIARY
                                                                  EUROPEAN SMALLER
                                                                   COMPANIES FUND
                                                            SHARES               AMOUNT
Year ended July 31, 2005
 Shares sold ...................................             322,037          $ 2,961,306
 Shares issued in reinvestment
  of distributions .............................                  85                  806
 Shares redeemed ...............................            (261,112)          (2,442,112)
                                                         ---------------------------------
 Net increase (decrease) .......................              61,010          $   520,000
                                                         =================================
Year ended July 31, 2004
 Shares sold ...................................             405,453          $ 3,376,394
 Shares issued in reinvestment
  of distributions .............................               1,116                9,063
 Shares redeemed ...............................            (540,673)          (4,034,113)
                                                         ---------------------------------
 Net increase (decrease) .......................            (134,104)         $  (648,656)
                                                         =================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                AFFILIATION
-------------------------------------------------------------------------------------------------------
Fiduciary International Inc. (Fiduciary)                                  Investment manager
Franklin Templeton Services LLC (FT Services)                             Administrative manager
Templeton Franklin Investment Services Inc. (Distributors)                Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)              Transfer agent


                                                              Annual Report | 47

FRANKLIN GLOBAL TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Fiduciary based on the average daily net assets of each Fund as follows:

--------------------------------------------------------------------------------
                                                                      ANNUALIZED
                                                                       FEE RATE
--------------------------------------------------------------------------------
Fiduciary Large Capitalization Growth and Income Fund                    0.75%
Fiduciary Small Capitalization Equity Fund                               1.00%
Fiduciary European Smaller Companies Fund                                1.00%

B. ADMINISTRATIVE FEES

The Funds pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of each Fund.

C. DISTRIBUTION FEES

The Trusts' Board of Trustees has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The Funds have not activated the plan.

D. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                              --------------------------------------------------
                                 FIDUCIARY
                                   LARGE           FIDUCIARY         FIDUCIARY
                              CAPITALIZATION         SMALL           EUROPEAN
                                GROWTH AND      CAPITALIZATION        SMALLER
                                INCOME FUND       EQUITY FUND     COMPANIES FUND
                              --------------------------------------------------
Transfer agent fees .......       $  488            $1,044             $1,250

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended July 31, 2005, the custodian fees were reduced as noted in the Statements of Operations.

48 | Annual Report

FRANKLIN GLOBAL TRUST

5. INCOME TAXES

At July 31, 2005, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                   -----------------------------
                                                                      FIDUCIARY
                                                      FIDUCIARY        EUROPEAN
                                                        SMALL          SMALLER
                                                    CAPITALIZATION    COMPANIES
                                                     EQUITY FUND         FUND
                                                   -----------------------------
Capital loss carryovers expiring in:
2010 ..................................              $7,387,241      $6,091,789
2011 ..................................                      --          11,934
                                                   -----------------------------
                                                     $7,387,241      $6,103,723
                                                   =============================

At July 31, 2005, the Fiduciary Large Capitalization Growth and Income Fund had deferred currency losses occurring subsequent to October 31, 2004 of $33,350. For tax purposes, such losses will be reflected in the year ending July 31, 2006.

The tax character of distributions paid during the years ended July 31, 2005 and 2004, was as follows:

                                                  ----------------------------------------------------------------
                                                           FIDUCIARY                            FIDUCIARY
                                                      LARGE CAPITALIZATION                  EUROPEAN SMALLER
                                                     GROWTH AND INCOME FUND                  COMPANIES FUND
                                                  ----------------------------------------------------------------
                                                       2005            2004              2005             2004
                                                  ----------------------------------------------------------------
Distributions paid from:
  Ordinary income .....................            $1,989,354      $  853,166         $   28,876       $  167,068
  Long term capital gain ..............             3,468,718              --                 --               --
                                                  ----------------------------------------------------------------
                                                   $5,458,072      $  853,166         $   28,876       $  167,068
                                                  ================================================================

At July 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                                  --------------------------------------------------
                                                                     FIDUCIARY                          FIDUCIARY
                                                                       LARGE            FIDUCIARY        EUROPEAN
                                                                  CAPITALIZATION          SMALL          SMALLER
                                                                   GROWTH AND        CAPITALIZATION     COMPANIES
                                                                   INCOME FUND         EQUITY FUND         FUND
                                                                  --------------------------------------------------
Cost of investments .......................................        $ 74,188,532       $ 35,776,509     $ 16,423,229
                                                                  ==================================================
Unrealized appreciation ...................................        $ 20,142,065       $ 10,306,421     $  5,635,608
Unrealized depreciation ...................................          (1,026,670)          (949,598)        (155,194)
                                                                  --------------------------------------------------
Net unrealized appreciation (depreciation) ................        $ 19,115,395       $  9,356,823     $  5,480,414
                                                                  ==================================================
Undistributed ordinary income .............................        $    880,472       $         --     $     63,848
Undistributed long term capital gains .....................           7,480,717                 --               --
                                                                  --------------------------------------------------
Distributable earnings ....................................        $  8,361,189       $         --     $     63,848
                                                                  ==================================================


                                                              Annual Report | 49

FRANKLIN GLOBAL TRUST

5. INCOME TAXES (CONTINUED)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the year ended July 31, 2005, were as follows:

                             ---------------------------------------------------
                                FIDUCIARY                             FIDUCIARY
                                  LARGE            FIDUCIARY          EUROPEAN
                             CAPITALIZATION          SMALL             SMALLER
                               GROWTH AND        CAPITALIZATION       COMPANIES
                               INCOME FUND        EQUITY FUND            FUND
                             ---------------------------------------------------
Purchases .............        $40,380,121        $56,486,364        $18,937,243
Sales .................        $39,707,949        $85,149,399        $17,985,559

7. RISK OF INVESTING IN FOREIGN SECURITIES

The Fiduciary European Smaller Companies Fund invests in foreign securities which may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

9. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc.


50 | Annual Report

FRANKLIN GLOBAL TRUST

9. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements


                                                              Annual Report | 51

FRANKLIN GLOBAL TRUST

9. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


52 | Annual Report

FRANKLIN GLOBAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary Large Capitalization Growth and Income Fund, Fiduciary Small Capitalization Equity Fund and Fiduciary European Smaller Companies Fund, separate portfolios of the Franklin Global Trust (hereafter referred to as the "Funds") at July 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
September 9, 2005


                                                              Annual Report | 53

FRANKLIN GLOBAL TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fiduciary Large Capitalization Growth and Income Fund designates $8,521,379 as a capital gain dividend for the fiscal year ended July 31, 2005.

Under Section 854(b)(2) of the Code, the Funds designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2005.

                   ---------------------------------------
                      FIDUCIARY
                        LARGE                 FIDUCIARY
                    CAPITALIZATION            EUROPEAN
                      GROWTH AND               SMALLER
                     INCOME FUND           COMPANIES FUND
                   ---------------------------------------
                      $1,866,661              $394,928

In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fiduciary Large Capitalization Growth and Income Fund designates 69.03% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2005.

At July 31, 2005, more than 50% of the Fiduciary European Smaller Companies Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. The fund elects to treat foreign taxes paid under Section 853 of the Code. This election will allow shareholders of record in December 2005, to treat their proportionate share of foreign taxes paid by the fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the fund distribution.

The foreign tax information will be disclosed in the January 31, 2006, semi-annual report of the fund.


54 | Annual Report

FRANKLIN GLOBAL TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                               POSITION     TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)                   Trustee      Since 2000        141                        Director, Bar-S Foods (meat
One Franklin Parkway                                                                                packing company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)                  Trustee      Since 2000        56                         None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)                Trustee      Since 2000        142                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)                   Trustee      Since 2000        134                        Director, Amerada Hess
One Franklin Parkway                                                                                Corporation (exploration and
San Mateo, CA 94403-1906                                                                            refining of oil and gas), H.J.
                                                                                                    Heinz Company (processed foods
                                                                                                    and allied products), RTI
                                                                                                    International Metals, Inc.
                                                                                                    (manufacture and distribution of
                                                                                                    titanium), Canadian National
                                                                                                    Railway (railroad), and White
                                                                                                    Mountains Insurance Group, Ltd.
                                                                                                    (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 55

------------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                               POSITION     TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)                  Trustee      Since 2000        115                        Director, The California Center
One Franklin Parkway                                                                                for Land Recycling
San Mateo, CA 94403-1906                                                                            (redevelopment).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)                  Trustee      Since 2000        141                        Director, Martek Biosciences
One Franklin Parkway                                                                                Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                            (biotechnology), and
                                                                                                    Overstock.com (Internet
                                                                                                    services); and FORMERLY,
                                                                                                    Director, MCI Communication
                                                                                                    Corporation (subsequently known
                                                                                                    as MCI WorldCom, Inc. and
                                                                                                    WorldCom, Inc.) (communications
                                                                                                    services) (1988-2002), White
                                                                                                    Mountains Insurance Group, Ltd.
                                                                                                    (holding com- pany) (1987-2004)
                                                                                                    and Spacehab, Inc. (aerospace
                                                                                                    services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)                     Trustee      Since June 2005   96                         Director, White Mountains
One Franklin Parkway                                                                                Insurance Group, Ltd. (holding
San Mateo, CA 94403-1906                                                                            company), Amerada Hess
                                                                                                    Corporation (explo- ration and
                                                                                                    refining of oil and gas) and
                                                                                                    Sentient Jet (private jet
                                                                                                    service); and FORMERLY,
                                                                                                    Director, Becton Dickinson and
                                                                                                    Company (medical technology),
                                                                                                    Cooper Industries, Inc.
                                                                                                    (electrical products and tools
                                                                                                    and hardware), Health Net, Inc.
                                                                                                    (formerly, Foundation Health)
                                                                                                    (integrated man- aged care), The
                                                                                                    Hertz Corporation, Pacific
                                                                                                    Southwest Airlines, The RCA
                                                                                                    Corporation, Unicom (formerly,
                                                                                                    Commonwealth Edison) and UAL
                                                                                                    Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


56 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                       LENGTH OF              FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION            TIME SERVED            BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)              Trustee and         Since 2000             22                        None
One Franklin Parkway                  Vice President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)           Trustee and         Since 2000             141                       None
One Franklin Parkway                  Chairman of
San Mateo, CA 94403-1906              the Board
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)       Trustee,            Trustee and            125                       None
One Franklin Parkway                  President and       President since
San Mateo, CA 94403-1906              Chief               2000 and Chief
                                      Executive           Executive Officer
                                      Officer -           - Investment
                                      Investment          Management
                                      Management          since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)                 Chief               Since 2004             Not Applicable            Not Applicable
One Franklin Parkway                  Compliance
San Mateo, CA 94403-1906              Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)                Treasurer           Since 2004             Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 57

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                       LENGTH OF              FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION            TIME SERVED            BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)               Senior Vice         Since 2002             Not Applicable            Not Applicable
500 East Broward Blvd.                President and
Suite 2100                            Chief
Fort Lauderdale, FL 33394-3091        Executive
                                      Officer -
                                      Finance and
                                      Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)                  Vice President      Since 2000             Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)               Vice President      Since 2000             Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)             Vice President      Since 2000             Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.;
and officer and trustee of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)              Vice President      Since 2002             Not Applicable            Not Applicable
600 Fifth Avenue                      - AML
Rockefeller Center                    Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc.
and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


58 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                       LENGTH OF              FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION            TIME SERVED            BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)        Vice President      Since 2000             Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)              Vice President      Since 2000             Not Applicable            Not Applicable
One Franklin Parkway                  and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)                Chief Financial     Since 2004             Not Applicable            Not Applicable
500 East Broward Blvd.                Officer and
Suite 2100                            Chief
Fort Lauderdale, FL 33394-3091        Accounting
                                      Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE TRUST'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE TRUST'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST'S, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/845-4514 TO REQUEST THE SAI.


                                                              Annual Report | 59

FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held February 28, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of seven separate funds comprising Franklin Global Trust ("Fund(s)"). In approving the renewal of the Funds' investment advisory contracts, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates.

Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all Funds were approved at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset


60 | Annual Report

FRANKLIN GLOBAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida.

Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third-party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2004, and for additional periods ended that date depending on when a particular Fund commenced operations. Investment performance was shown on a total return basis for each Fund and on an income return basis as well for the Fiduciary Core Fixed Income Fund, Fiduciary Core Plus Fixed Income Fund and the Fiduciary High Income Fund. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FIDUCIARY EUROPEAN SMALLER COMPANIES FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional European region funds as selected by Lipper. The Fund's existence covers a three-year period and the Lipper report showed the Fund's total return to be in the upper half of such performance universe for the one-year period and on an annualized basis to be in the first or highest quintile of such universe for the two-year period, and the second highest quintile of such universe for the three-year period. The Board was satisfied with this Fund's performance.


                                                              Annual Report | 61

FRANKLIN GLOBAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

FIDUCIARY LARGE CAPITALIZATION GROWTH AND INCOME FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap core funds as selected by Lipper. This Fund has been in existence for five full years and the Lipper report showed the Fund's total return for the one-year period to be in the first or highest quintile of such performance universe, and on an annualized basis to be in the highest or second highest quintile for each of the two-, three-, four-and five-year periods. The Board was satisfied with this Fund's performance.

FIDUCIARY SMALL CAPITALIZATION EQUITY FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap growth funds as selected by Lipper. The Lipper report showed this Fund's total return for the one-year period to be in the fifth or lowest quintile of such performance universe, and on an annualized basis to be in the fifth or lowest quintile for the previous three-year period, the fourth or second lowest quintile for the previous two- and four-year periods, and the third or middle quintile of such performance universe for the five-year period. Management presented reasons for such performance to the Board, as well as actions being taken to improve such performance. The Board accepted such performance, noting the Fund's annualized return for the two-year period exceeded 22% as shown in the Lipper report, but intends to monitor the effectiveness of the actions being taken by management.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment advisory contract were similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes the advisory and administrative fees directly charged to each Fund as being part of the management fee. The effective management fee ratios for each of the Fiduciary European Smaller Companies Fund, Fiduciary Large Capitalization Growth and Income Fund and Fiduciary Small Capitalization Equity Fund were the most expensive within their Lipper expense groups, but in each case, their total actual expenses were in the second lowest quintiles of their respective Lipper expense group. The Board was satisfied with the comparative expenses of these three Funds, noting that Fiduciary European Smaller Companies Fund which was the smallest of the group, benefited from a management fee waiver as shown in the Lipper report for such Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its


62 | Annual Report

FRANKLIN GLOBAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability.

Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. Each of the Funds has a fixed combined management and administrative fee at all asset levels amounting to 0.95% in the case of Fiduciary Large Capitalization Growth and Income Fund and 1.2% in the cases of Fiduciary European Smaller Companies Fund and the Fiduciary Small Capitalization Equity Fund. In considering whether economies of scale might exist so as to warrant fee breakpoints for these Funds, the Board took into account the size of each


                                                              Annual Report | 63

FRANKLIN GLOBAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

Fund, as well as the fact that, as shown in their respective Lipper report, each Fund had comparatively low expenses for non-management services provided them, which included transfer agent and shareholder services furnished by an affiliate of the Manager. The Board believes the present fee structures under the investment advisory contract for each of these Funds is appropriate, but intends to monitor future growth to determine the advisability of providing fee breakpoints at some level of assets.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


64 | Annual Report

                                     [LOGO]
                                     -----
                                      FGT
                                     -----
                                     FUNDS
                                     -----

                               F G T   F U N D S

                                   ----------

             Fiduciary Large Capitalization Growth and Income Fund
                                 Cusip 353533870

                   Fiduciary Small Capitalization Equity Fund
                                 Cusip 353533862

                    Fiduciary European Smaller Companies Fund
                                 Cusip 353533854

Authorized for distribution only when accompanied or preceded by a current FGT Funds prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing.The prospectus contains this and other information. Please carefully read the prospectus before you invest or send money.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed.These calls can be identified by the presence of a regular beeping tone.

INVESTMENT MANAGER

Fiduciary International, Inc.
600 5th Avenue
New York, NY 10020-2302

DISTRIBUTOR
                                                               -----------------
Franklin/Templeton Distributors, Inc.
One Franklin Parkway                                           -----------------
San Mateo, CA 94403-1906                                          Fiduciary
                                                               -----------------
INVESTOR/SHAREHOLDER SERVICES                                       Trust
                                                               -----------------
1-800/845-4514                                                  International
                                                               -----------------
FGT1 A2005 09/05
                                                               -----------------




                                                      ANNUAL REPORT | 07 31 2005
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                        FRANKLIN GLOBAL TRUST

                                        ----------------------------------------

                                        Fiduciary Core Fixed Income Fund

                                        Fiduciary Core Plus Fixed Income Fund


                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

ANNUAL REPORT
--------------------------------------------------------------------------------

  Fiduciary Core Fixed Income Fund ........................................    2

  Fiduciary Core Plus Fixed Income Fund ...................................    9

  Financial Highlights and Statements of Investments ......................   17

  Financial Statements ....................................................   29

  Notes to Financial Statements ...........................................   32

  Report of Independent Registered Public Accounting Firm .................   42

  Tax Designation .........................................................   43

  Board Members and Officers ..............................................   44

  Shareholder Information .................................................   49

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                                              Annual Report  | 1

ANNUAL REPORT

FIDUCIARY CORE FIXED INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks total return by investing predominantly in debt securities of varying maturities. The Fund invests mainly in investment-grade U.S. dollar-denominated debt securities of U.S. issuers, with a focus on U.S. government securities, mortgage and asset-backed securities, and corporate debt securities.

--------------------------------------------------------------------------------
 PERFORMANCE DATA REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY
 HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you the Fiduciary Core Fixed Income Fund (the "Fund") annual report covering the 12-month period ended July 31, 2005.

PERFORMANCE OVERVIEW

The Fund posted a 5.13% cumulative total return for the period ended July 31, 2005. The Fund outperformed its benchmark, the Lehman Brothers U.S. Aggregate Index (Lehman Aggregate)(1), which returned 4.80% during the same period. You can find the Fund's long-term performance data in the Performance Summary beginning on page 5.

ECONOMIC AND MARKET OVERVIEW

Over the past 12 months, the Federal Reserve raised short-term interest rates 2% from 1.25% to 3.25% amid continued growth in the U.S. economy and an improving employment picture. During the second quarter of 2005, inflation-adjusted gross domestic product, the most comprehensive measure of economic activity, increased 3.4% after increasing 3.8% in the first quarter(2). The fixed income market was highly focused on the employment picture. Non-farm payroll numbers showed considerable volatility, as better than expected labor market figures tended to be followed by disappointing figures. Nevertheless, there was a clear trend towards growth. For example, total non-farm employment rose by 126,000, 166,000, and 207,000 in May, June, and July, respectively(3).

(1) Source: Standard & Poor's Micropal. Lehman Brothers U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be investment-grade (Baa3 or better) by Moody's Investor Services. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Bureau of Economic Analysis.

(3) Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


2 |  Annual Report

Despite these headwinds, the bond market showed unexpected strength with positive returns in most sectors. Mortgages and corporate bonds outperformed the general bond market. Mortgage-backed securities tend to perform well in less volatile markets. Over the reporting period, mortgage-backed securities benefited from the relatively stable interest rate environment. The 10-year U.S. Treasury ended the period with a yield of 4.28%, which is approximately 30 basis points less than it yielded a year prior. More significant was the flattening of the yield curve, as the tightening of monetary policy by the Federal Reserve was a major factor causing interest rates to rise in the front end of the yield curve. The yield on the 2-year U.S. Treasury rose 1.26% over the period to 4.01%. This contrasted with the long end of the yield curve, where the yield on the 30-year U.S. Treasury fell 82 basis points to 4.47%.

Despite high energy prices and oil reaching record highs of more than $60 a barrel, inflation was relatively benign over the period. On a seasonally adjusted basis, the Consumer Price Index (CPI), a measure of inflation, rose 1.9% for the second quarter of 2005, while the CPI excluding the more volatile food and energy components rose only 1.2%(4). Expected inflation is a key determinant of interest rates, and this environment contributed to the strength in the bond market.

INVESTMENT STRATEGY

The Fund's manager allocates its investments among the various types of debt securities available in its core investments, based on its assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. The manager uses a top-down/bottom-up selection process and relies on both internal and external research to identify individual securities. The credit research process focuses on bottom-up credit selection that relies on the manager's independent investment analysis to evaluate the credit-worthiness of the issuer. The manager considers a variety of factors, including the issuer's historical balance sheets, income and cash flow statements, as well as projected earnings and the need for future borrowings.

MANAGER'S DISCUSSION

During the year under review, our commitment to the Fund's investment strategy helped provide attractive returns. We remained diligent in executing our strategy to uncover value across the Fund's opportunity set. We held a significant portion of the Fund's portfolio in the corporate debt sectors, which benefited from tightening credit spreads. Strong fundamentals, such as generally robust corporate earnings, and solid technical factors, including strong foreign support, and a general demand for yield, also supported the performance of corporate bonds.

(4) Bureau of Labor Statistics

INDUSTRY BREAKDOWN
Fiduciary Core Fixed Income Fund
Based on Total Net Assets as of 7/31/05*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed Securities                                                 33.3%

U.S. Government and Agency Securities                                      18.6%

Diversified Financial Services                                             13.4%

Consumer Finance                                                            4.7%

Municipal Bond Securities                                                   4.5%

Commercial Banks                                                            4.2%

Capital Markets                                                             4.1%

Oil, Gas & Consumable Fuels                                                 3.6%

Diversified Telecommunication Services                                      3.0%

Communications Equipment                                                    2.2%

Electric Utilities                                                          2.2%

Media                                                                       2.0%

Thrifts & Mortgage Finance                                                  1.9%

Foreign Government and Agency Securities                                    1.3%

Other                                                                       5.1%

Short-Term Investments                                                     28.3%

*Other net assets is -32.4% due to liabilities for forward settlements.


                                                              Annual Report  | 3

TOP 10 HOLDINGS
Fiduciary Core Fixed Income Fund
As of 7/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
FNMA                                                                       33.6%
  MORTGAGE-BACKED SECURITIES/FINANCE
--------------------------------------------------------------------------------
U.S. Treasury Notes                                                        11.9%
  U.S. GOVERNMENT AND AGENCY SECURITIES
--------------------------------------------------------------------------------
U.S. Treasury Bonds                                                         6.7%
  U.S. GOVERNMENT AND AGENCY SECURITIES
--------------------------------------------------------------------------------
SLM Student Loan Trust                                                      6.5%
  DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
Core Investment Grade Bond Trust I                                          3.0%
  DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
American Express Credit Account
Master Trust                                                                2.6%
  DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
Centaur Funding Corp.                                                       2.2%
  COMMUNICATIONS EQUIPMENT
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust                                         2.2%
  COMMERCIAL BANKS
--------------------------------------------------------------------------------
Chase Issuance Trust                                                        2.1%
  CONSUMER FINANCE
--------------------------------------------------------------------------------
BNP Paribas                                                                 2.0%
  COMMERCIAL BANKS
--------------------------------------------------------------------------------

Our expectation that the yield curve would flatten was rewarded as short- and intermediate-term yields rose, while longer-term yields fell. The long end of the yield curve benefited from technical factors including a risk reduction by pension plans that resulted in significant demand for long dated bonds. The Fund's duration positioning remained relatively stable during the reporting period. The Fund's duration was generally less than that of the benchmark as we had expected higher interest rates. This detracted from performance as interest rates fell in the 10-year portion of the yield curve and beyond during the reporting period.

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,


[PHOTO OMITTED]   /s/ Michael Materasso

                  Michael Materasso
                  Vice President of Fiduciary International, Inc. (Fiduciary) Executive Vice President of Fiduciary Trust Company International (Fiduciary Trust)


[PHOTO OMITTED]   /s/ Warren Keyser

                  Warren Keyser
                  Vice President of Fiduciary
                  Senior Vice President of Fiduciary Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


4 |  Annual Report

PERFORMANCE SUMMARY AS OF 7/31/05

FIDUCIARY CORE FIXED INCOME FUND

The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of Fund dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE(1)

--------------------------------------------------------------------------------
                                                         AVERAGE     CUMULATIVE
                                                         ANNUAL         TOTAL
                                                      TOTAL RETURN     RETURN
                                            1-YEAR    (8/29/03)(2)  (8/29/03)(3)
--------------------------------------------------------------------------------
FIDUCIARY CORE FIXED INCOME FUND             5.13%        4.73%         9.29%
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. AGGREGATE INDEX(4)      4.80%        4.68%         9.20%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


                                                              Annual Report  | 5

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 in the Fiduciary Core Fixed Income Fund from inception on 8/29/03 through 7/31/05, compared with the Lehman Brothers U.S. Aggregate Index.(4) Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees, and reinvested dividends. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

FIDUCIARY CORE FIXED INCOME FUND
GROWTH OF A $10,000 INVESTMENT
FROM INCEPTION: AUGUST 29, 2003 - JULY 31, 2005

                Fiduciary Core Fixed         LB U.S.
                    Income Fund          Aggregate Index
--------------------------------------------------------
  8/29/2003           $10,000                $10,000
  8/31/2003           $10,000                $10,004
  9/30/2003           $10,260                $10,269
  10/31/2003          $10,200                $10,173
  11/30/2003          $10,250                $10,198
  12/31/2003          $10,346                $10,301
  1/31/2004           $10,427                $10,384
  2/29/2004           $10,517                $10,497
  3/31/2004           $10,609                $10,575
  4/30/2004           $10,305                $10,300
  5/31/2004           $10,254                $10,259
  6/30/2004           $10,315                $10,317
  7/31/2004           $10,397                $10,419
  8/31/2004           $10,563                $10,618
  9/30/2004           $10,604                $10,647
  10/31/2004          $10,678                $10,736
  11/30/2004          $10,625                $10,650
  12/31/2004          $10,723                $10,748
  1/31/2005           $10,787                $10,816
  2/28/2005           $10,744                $10,752
  3/31/2005           $10,690                $10,697
  4/30/2005           $10,841                $10,842
  5/31/2005           $10,939                $10,959
  6/30/2005           $10,993                $11,019
  7/31/2005           $10,929                $10,918

ENDNOTES

(1) For periods prior to July 31, 2005, the manager and administrator agreed in advance to waive or reduce their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund so that total Fund annual operating expenses did not exceed 0.45%. Without this waiver or reduction, total return would have been lower. After July 31, 2005, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3) Cumulative total return represents the change in value of an investment over the periods indicated.

(4) Source: Standard & Poor's Micropal. See page 2 for a description of the Lehman Brothers U.S. Aggregate Index.


6 |  Annual Report

YOUR FUND'S EXPENSES

FIDUCIARY CORE FIXED INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD A TOTAL ASSET VALUE OF $8,600, THEN $8,600 / $1,000 =
      8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the expenses paid for this period were $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% semiannual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report  | 7

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund's prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT        ENDING ACCOUNT        EXPENSES PAID DURING
                                                VALUE 1/31/05           VALUE 7/31/05      PERIOD* 1/31/05-7/31/05
------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00               $1,013.20                 $2.25
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000.00               $1,022.56                 $2.26
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.45%, net of expense waivers, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


8 |  Annual Report

FIDUCIARY CORE PLUS FIXED INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks total return by investing predominantly in debt securities of varying maturities. The Fund will normally invest about 70% of its net assets in core sectors of investment grade U.S. dollar-denominated debt securities of U.S. issuers, with a focus on U.S. government securities, mortgage and asset-backed securities, and corporate debt securities.

--------------------------------------------------------------------------------
  PERFORMANCE DATA REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you the Fiduciary Core Plus Fixed Income Fund (the "Fund") annual report covering the 12-month period ended July 31, 2005.

PERFORMANCE OVERVIEW

The Fund posted a 5.80% total return for the period ended July 31, 2005. The Fund outperformed its benchmark, the Lehman Brothers U.S. Aggregate Index (Lehman Aggregate)(1), which returned 4.80% during the same period. You can find the Fund's long-term performance data in the Performance Summary beginning on page 13.

ECONOMIC AND MARKET OVERVIEW

Over the past 12 months, the Federal Reserve raised short-term interest rates 2% from 1.25% to 3.25% amid continued growth in the U.S. economy and an improving employment picture. During the second quarter of 2005, inflation-adjusted gross domestic product, the most comprehensive measure of economic activity, increased 3.4% after increasing 3.8% in the first quarter(2). The fixed income market was highly focused on the employment picture. Non-farm payroll numbers showed considerable volatility, as better than expected labor market figures tended to be followed by disappointing figures. Nevertheless, there was a clear trend towards growth. For example, total non-farm employment rose by 126,000, 166,000, and 207,000 in May, June, and July, respectively(3).

(1) Source: Standard & Poor's Micropal. Lehman Brothers U.S. Aggregate Index represents securities that are SEC registered, taxable and dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be investment-grade (Baa3 or better) by Moody's Investor Services. They must also be dollar-denominated and non-convertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2) Bureau of Economic Analysis.

(3) Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                                                              Annual Report  | 9

Despite these headwinds, the bond market showed unexpected strength with positive returns in most sectors. Mortgages and corporate bonds outperformed the general bond market. Mortgage-backed securities tend to perform well in less volatile markets. Over the reporting period, mortgage-backed securities benefited from the relatively stable interest rate environment. The 10-year U.S. Treasury ended the period with a yield of 4.28%, which is approximately 30 basis points less than it yielded a year prior. More significant was the flattening of the yield curve, as the tightening of monetary policy by the Federal Reserve was a major factor causing interest rates to rise in the front end of the yield curve. The yield on the 2-year U.S. Treasury rose 1.26% over the period to 4.01%. This contrasted with the long end of the yield curve, where the yield on the 30-year U.S. Treasury fell 82 basis points to 4.47%.

Despite high energy prices and oil reaching record highs of more than $60 a barrel, inflation was relatively benign over the period. On a seasonally adjusted basis, the Consumer Price Index (CPI), a measure of inflation, rose 1.9% for the second quarter of 2005, while the CPI excluding the more volatile food and energy components rose only 1.2%(4). Expected inflation is a key determinant of interest rates, and this environment contributed to the strength in the bond market.

INVESTMENT STRATEGY

The Fund's manager allocates its investments among the various types of debt securities available in its core investments, based on its assessment of the U.S. market, industry and issuer conditions, and the opportunities presented within the various sectors. The manager also evaluates opportunities in the non-core investments and the relative value decision of investing away from the benchmark sectors. Each foreign market is evaluated in its local currency terms, as well as on a currency-hedged basis, in order to identify opportunities in both government and non-government sectors.

The manager uses a top-down/bottom-up selection process and relies on both internal and external research to identify individual securities. The credit research process focuses on bottom-up credit selection that relies on the manager's independent investment analysis to evaluate the credit-worthiness of the issuer. The manager considers a variety of factors, including the issuer's historical balance sheets, income and cash flow statements, as well as projected earnings and the need for future borrowings.

(4) Bureau of Labor Statistics.


10 |  Annual Report

MANAGER'S DISCUSSION

During the year under review, our commitment to the Fund's investment strategy helped provide attractive returns. We remained diligent in executing our strategy to uncover value across the entire fixed income opportunity set. We held a significant portion of the Fund's portfolio in the corporate debt sectors, including a modest exposure in below investment grade corporate bonds which benefited from tightening credit spreads. Strong fundamentals, such as generally robust corporate earnings, and solid technical factors, including strong foreign support, low issuance and a general demand for yield, also supported the performance of corporate bonds.

In line with the Fund's strategy, we continued to invest in the non-dollar bond sector to add incremental risk, as we believed appropriate. This added to returns as foreign yields fell. This was largely due to disappointing economic indicators in Japan and Europe. Our decision to leave much of our currency exposure unhedged did not significantly impact the Fund's performance, as the dollar weakened for much of the first half of the reporting period and subsequently strengthened. The rejection of the European Union constitution caused some concern over the future of Europe and exerted heavy downward pressure on the euro during the second quarter.

Our expectation that the yield curve would flatten was rewarded as short- and intermediate-term yields rose, while longer-term yields fell. The long end of the yield curve benefited from technical factors including a risk reduction by pension plans that resulted in significant demand for long dated bonds. The Fund's duration positioning remained relatively stable during the reporting period. The Fund's duration was generally less than that of the benchmark as we had expected higher interest rates. This detracted from performance as interest rates fell in the 10-year portion of the yield curve and beyond during the reporting period.

INDUSTRY BREAKDOWN
Fiduciary Core Plus Fixed Income Fund
Based on Total Net Assets as of 7/31/05*

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Mortgage-Backed Securities                                                 32.6%

Diversified Financial Services                                             21.2%

Foreign Government and Agency Securities                                   10.4%

Capital Markets                                                             8.4%

U.S. Government and Agency Securities                                       7.6%

Commercial Banks                                                            4.8%

Media                                                                       3.7%

Communications Equipment                                                    3.2%

Consumer Finance                                                            3.1%

Thrifts & Mortgage Finance                                                  2.8%

Diversified Telecommunication Services                                      2.5%

Electric Utilities                                                          2.4%

Airlines                                                                    1.8%

Oil, Gas & Consumable Fuels                                                 1.7%

Commercial Services & Supplies                                              1.4%

Metals & Mining                                                             1.2%

Other                                                                       4.5%

Short-Term Investments                                                     18.4%

*Other net assets is -31.7% due to liabilities for forward settlements.


                                                             Annual Report  | 11

TOP 10 HOLDINGS
Fiduciary Core Plus Fixed Income Fund
As of 7/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
FNMA                                                                       33.2%
  MORTGAGE-BACKED SECURITIES/FINANCE
--------------------------------------------------------------------------------
SLM Student Loan Trust                                                     12.8%
  DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
U.S. Treasury Notes                                                         6.5%
  U.S. GOVERNMENT AND AGENCY SECURITIES
--------------------------------------------------------------------------------
Government of Germany                                                       5.4%
  FOREIGN GOVERNMENT AND AGENCY SECURITIES
--------------------------------------------------------------------------------
General Electric Capital Corp.                                              5.0%
  CAPITAL MARKETS
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust                                         2.8%
  COMMERCIAL BANKS
--------------------------------------------------------------------------------
Fleet Credit Card Master Trust                                              2.5%
  DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
Granite Master Issuer PLC                                                   2.4%
  CAPITAL MARKETS
--------------------------------------------------------------------------------
American Express Credit Account
Master Trust                                                                2.4%
  DIVERSIFIED FINANCIAL SERVICES
--------------------------------------------------------------------------------
Government of Russia                                                        2.2%
  FOREIGN GOVERNMENT AND AGENCY SECURITIES
--------------------------------------------------------------------------------

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,


[PHOTO OMITTED]   /s/ Michael Materasso

                  Michael Materasso
                  Vice President of Fiduciary International, Inc. (Fiduciary) Executive Vice President of Fiduciary Trust Company International (Fiduciary Trust)


[PHOTO OMITTED]   /s/ Warren Keyser

                  Warren Keyser
                  Vice President of Fiduciary
                  Senior Vice President of Fiduciary Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 |  Annual Report

PERFORMANCE SUMMARY AS OF 7/31/05

FIDUCIARY CORE PLUS FIXED INCOME FUND

The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of Fund dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE(1)

--------------------------------------------------------------------------------
                                                        AVERAGE       CUMULATIVE
                                                        ANNUAL          TOTAL
                                                     TOTAL RETURN       RETURN
                                           1-YEAR     (8/4/03)(2)    (8/4/03)(3)
--------------------------------------------------------------------------------
FIDUCIARY CORE PLUS FIXED INCOME FUND       5.80%        6.41%          13.17%
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. AGGREGATE INDEX(4)     4.80%        4.80%           9.78%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


                                                             Annual Report  | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 in the Fiduciary Core Plus Fixed Income Fund from inception on 8/4/03 through 7/31/05, compared with the Lehman Brothers U.S. Aggregate Index.(4) Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees, and reinvested dividends. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

FIDUCIARY CORE PLUS FIXED INCOME FUND
GROWTH OF A $10,000 INVESTMENT
FROM INCEPTION: AUGUST 4, 2003 - JULY 31, 2005

                                             LB U.S.
                  Fiduciary Core Plus       Aggregate
                   Fixed Income Fund          Index
---------------------------------------------------------
   8/4/2003             $10,000              $10,000
   8/31/2003            $10,040              $10,058
   9/30/2003            $10,360              $10,324
  10/31/2003            $10,300              $10,228
  11/30/2003            $10,320              $10,252
  12/31/2003            $10,532              $10,357
   1/31/2004            $10,614              $10,440
   2/29/2004            $10,696              $10,553
   3/31/2004            $10,779              $10,632
   4/30/2004            $10,602              $10,355
   5/31/2004            $10,560              $10,314
   6/30/2004            $10,591              $10,372
   7/31/2004            $10,696              $10,475
   8/31/2004            $10,862              $10,675
   9/30/2004            $10,914              $10,704
  10/31/2004            $10,994              $10,794
  11/30/2004            $10,952              $10,707
  12/31/2004            $11,072              $10,806
   1/31/2005            $11,135              $10,874
   2/28/2005            $11,103              $10,810
   3/31/2005            $11,019              $10,754
   4/30/2005            $11,160              $10,900
   5/31/2005            $11,256              $11,018
   6/30/2005            $11,352              $11,078
   7/31/2005            $11,317              $10,977

ENDNOTES

(1) For periods prior to July 31, 2005, the manager and administrator agreed in advance to waive or reduce their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund so that total Fund annual operating expenses did not exceed 0.43%. Without this waiver or reduction, total return would have been lower. After July 31, 2005, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3) Cumulative total return represents the change in value of an investment over the periods indicated.

(4) Source: Standard & Poor's Micropal. See page 9 for a description of the Lehman Brothers U.S. Aggregate Index.


14 |  Annual Report

YOUR FUND'S EXPENSES

FIDUCIARY CORE PLUS FIXED INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD A TOTAL ASSET VALUE OF $8,600, THEN $8,600 / $1,000 =
      8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the expenses paid for this period were $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% semiannual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                             Annual Report  | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund's prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
                                                VALUE 1/31/05      VALUE 7/31/05     PERIOD* 1/31/05-7/31/05
------------------------------------------------------------------------------------------------------------
Actual                                            $1,000.00          $1,016.30                $2.15
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000.00          $1,022.66                $2.16
------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.43%, net of expense waivers, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


16 |  Annual Report

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

FIDUCIARY CORE FIXED INCOME FUND

                                                                                -----------------------
                                                                                 YEAR ENDED JULY 31,
                                                                                   2005         2004(d)
                                                                                -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................................    $  9.97      $ 10.00
                                                                                --------------------
Income from investment operations:

  Net investment income(a) .................................................       0.32         0.26

  Net realized and unrealized gains (losses) ...............................       0.19         0.13
                                                                                --------------------
Total from investment operations ...........................................       0.51         0.39
                                                                                --------------------
Less distributions from:

  Net investment income ....................................................      (0.45)       (0.39)

  Net realized gains .......................................................      (0.03)       (0.03)
                                                                                --------------------
Total distributions ........................................................      (0.48)       (0.42)
                                                                                --------------------
Net asset value, end of year ...............................................    $ 10.00      $  9.97
                                                                                ====================

Total return(b) ............................................................       5.13%        3.96%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................................    $ 26,720     $ 17,543

Ratios to average net assets:

  Expenses .................................................................       0.72%        0.99%(e)

  Expenses net of waiver and payments by affiliate and expense reduction....       0.45%        0.45%(e)

  Net investment income ....................................................       3.19%        2.76%(e)

Portfolio turnover rate ....................................................     473.05%      459.82%

Portfolio turnover rate excluding mortgage dollar rolls(c) .................     254.13%      259.85%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   See Note 1(e) regarding mortgage dollar rolls.

(d)   For the period August 29, 2003 (commencement of operations) to July 31,
      2004.

(e)   Annualized.


                        Annual Report | See notes to financial statements.  | 17

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS, JULY 31, 2005

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
       FIDUCIARY CORE FIXED INCOME FUND                                                 COUNTRY         AMOUNT(c)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
       CORPORATE BONDS 23.3%
       AEROSPACE & DEFENSE 0.4%
       BF Goodrich, 6.80%, 2/01/18 ..............................................    United States     $  100,000    $    112,070
                                                                                                                     ------------
       AIRLINES 0.6%
       Delta Air Lines Inc., senior note, 6.718%, 7/02/24 .......................    United States        166,152         170,811
                                                                                                                     ------------
       CAPITAL MARKETS 2.3%
    (a)General Electric Capital Corp., FRN, 3.39%, 3/04/08 ......................    United States        345,000         345,255
       Goldman Sachs Group Inc., 5.125%, 1/15/15 ................................    United States        260,000         260,923
                                                                                                                     ------------
                                                                                                                          606,178
                                                                                                                     ------------
       COMMERCIAL BANKS 2.0%
    (b)BNP Paribas, sub. note, 144A, 5.186%, Perpetual ..........................        France           545,000         541,931
                                                                                                                     ------------
       COMMERCIAL SERVICES & SUPPLIES 0.9%
    (b)R. R. Donnelley & Sons Co., 144A, 5.50%, 5/15/15 .........................    United States        255,000         253,744
                                                                                                                     ------------
       CONSUMER FINANCE 1.2%
       Ford Motor Credit Co., 5.70%, 1/15/10 ....................................    United States         50,000          47,167
    (b)Residential Capital Corp., 144A, 6.375%, 6/30/10 .........................    United States        265,000         269,540
                                                                                                                     ------------
                                                                                                                          316,707
                                                                                                                     ------------
       DIVERSIFIED FINANCIAL SERVICES 3.4%
       Core Investment Grade Bond Trust I, Pass-Through Certificates, 4.637%,
          11/30/07 ..............................................................    United States        797,471         796,080
       HSBC Capital Funding LP, 4.61%, Perpetual ................................    Jersey Islands       110,000         106,095
                                                                                                                     ------------
                                                                                                                          902,175
                                                                                                                     ------------
       DIVERSIFIED TELECOMMUNICATION SERVICES 3.0%
       Ameritech Capital Funding Corp., 6.25%, 5/18/09 ..........................    United States        250,000         262,019
       Hutchison Whampoa International Ltd., senior note, Reg S, 6.50%,
          2/13/13 ...............................................................      Hong Kong          250,000         267,625
       Sprint Capital Corp., 6.90%, 5/01/19 .....................................    United States        240,000         272,356
                                                                                                                     ------------
                                                                                                                          802,000
                                                                                                                     ------------
       ELECTRIC UTILITIES 2.2%
       Consumers Energy Co., C, 4.25%, 4/15/08 ..................................    United States        270,000         267,179
       Exelon Corp., 4.90%, 6/15/15 .............................................    United States        260,000         255,616
    (b)System Energy Resources Inc., 144A, 5.129%, 1/15/14 ......................    United States         53,934          52,930
                                                                                                                     ------------
                                                                                                                          575,725
                                                                                                                     ------------
       INTERNET & CATALOG RETAIL 1.0%
       Interactive Corp., 7.00%, 1/15/13 ........................................    United States        265,000         278,597
                                                                                                                     ------------
       MACHINERY 0.2%
       Harsco Corp., senior note, 5.125%, 9/15/13 ...............................    United States         40,000          40,288
                                                                                                                     ------------
       MEDIA 2.0%
       Cox Communications Inc., 7.125%, 10/01/12 ................................    United States        235,000         260,021
       TCI Communications Inc., senior note, 8.75%, 8/01/15 .....................    United States        210,000         264,626
                                                                                                                     ------------
                                                                                                                          524,647
                                                                                                                     ------------


18 |  Annual Report

FRANKLIN GLOBAL TRUST

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
       FIDUCIARY CORE FIXED INCOME FUND                                                 COUNTRY         AMOUNT(c)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
       CORPORATE BONDS (CONT.)
       METALS & MINING 1.0%
    (b)Glencore Funding LLC, 144A, 6.00%, 4/15/14 ...............................     Switzerland      $  130,000    $    124,785
       Glencore Funding LLC, Reg. S, 6.00%, 4/15/14 .............................     Switzerland         140,000         134,384
                                                                                                                     ------------
                                                                                                                          259,169
                                                                                                                     ------------
       OIL, GAS & CONSUMABLE FUELS 2.1%
    (b)Enterprise Products Operating LP, senior note, 144A, 5.75%, 3/01/35  .....    United States        165,000         157,412
    (b)Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 ..............    United States        410,000         409,303
                                                                                                                     ------------
                                                                                                                          566,715
                                                                                                                     ------------
       REAL ESTATE 1.0%
    (b)Simon Property Group LP, 144A, 5.10%, 6/15/15 ............................    United States        280,000         276,053
                                                                                                                     ------------
       TOTAL CORPORATE BONDS (COST $6,243,072)  .................................                                       6,226,810
                                                                                                                     ------------
       MORTGAGE-BACKED SECURITIES 33.3%
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMa)FIXED RATE 32.2%
    (d)FNMA 30 Year, 5.50%, 8/01/35  ............................................    United States      5,501,000       5,530,221
    (d)FNMA 30 Year, 6.00%, 8/15/32 .............................................    United States      2,595,000       2,651,766
    (d)FNMA 30 Year, 6.50%, 8/15/34 .............................................    United States        399,000         412,840
                                                                                                                     ------------
                                                                                                                        8,594,827
                                                                                                                     ------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMa)FIXED RATE 1.1%
    (d)GNMA I SF 30 Year, 6.00%, 4/20/34 - 8/01/35 ..............................    United States        292,732         300,871
                                                                                                                     ------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $8,930,730) .......................                                       8,895,698
                                                                                                                     ------------
       ASSET-BACKED SECURITIES 19.5%
       CAPITAL MARKETS 1.8%
    (a)Granite Master Issuer PLC, 2005-2, A1, FRN, 3.47%, 6/20/30 ...............    United States        490,000         490,000
                                                                                                                     ------------
       COMMERCIAL BANKS 2.2%
    (a)Citibank Credit Card Issuance Trust, 2003-A9, A9, FRN, 3.36%, 11/22/10 ...    United States        575,000         576,263
                                                                                                                     ------------
       CONSUMER FINANCE 2.1%
    (a)Chase Issuance Trust, 2005-A1, A1, FRN, 3.398%, 12/15/10 .................    United States        571,000         572,021
                                                                                                                     ------------
       DIVERSIFIED FINANCIAL SERVICES 10.0%
    (a)American Express Credit Account Master Trust, 2003-3, A, FRN, 3.498%,
          11/15/10 ..............................................................    United States        700,000         702,021
    (a)Permanent Financing PLC, 7, 2A, FRN, 3.419%, 9/10/14 .....................    United States        250,000         249,453
    (a)SLM Student Loan Trust, 2004-2, A2, FRN, 3.67%, 4/25/13 ..................    United States        940,000         940,505
    (a)SLM Student Loan Trust, 2004-9, A2, FRN, 3.67%, 10/25/12 .................    United States        225,000         224,900
    (a)SLM Student Loan Trust, 2005-2, A1, FRN, 3.63%, 4/25/10 ..................    United States        271,125         271,091
    (a)SLM Student Loan Trust, 2005-4, A1, FRN, 3.66%, 10/26/15 .................    United States        293,260         293,193
                                                                                                                     ------------
                                                                                                                        2,681,163
                                                                                                                     ------------


                                                             Annual Report  | 19

FRANKLIN GLOBAL TRUST

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
       FIDUCIARY CORE FIXED INCOME FUND                                                 COUNTRY         AMOUNT(c)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
       ASSET-BACKED SECURITIES (CONT.)
       OIL, GAS & CONSUMABLE FUELS 1.5%
    (b)Gazprom International SA, 144A, 7.201%, 2/01/20 ..........................        Russia        $   55,000    $     59,089
       Gazprom International SA, Reg S, 7.201%, 2/01/20 .........................        Russia           320,000         344,400
                                                                                                                     ------------
                                                                                                                          403,489
                                                                                                                     ------------
       THRIFTS & MORTGAGE FINANCE 1.9%
    (a)Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A1B, FRN,
          3.515%, 6/25/34 .......................................................    United States         74,796          74,778
    (a)Countrywide Asset-Backed Certificates, 2004-6, 2A1, FRN, 3.65%,
          10/25/21 ..............................................................    United States         44,593          44,624
(a),(b)Countrywide Asset-Backed Certificates, 2004-SD3, A1, 144A, FRN,
          3.91%, 9/25/34 ........................................................    United States         81,987          82,244
       CS First Boston Mortgage Securities Corp., 2004-1, 5A1, 5.50%, 2/25/19 ...    United States         43,897          44,068
       Washington Mutual Inc., 2004-AR2, A, 3.904%, 4/25/44 .....................    United States        251,379         254,183
                                                                                                                     ------------
                                                                                                                          499,897
                                                                                                                     ------------
       TOTAL ASSET-BACKED SECURITIES (COST $5,208,071) ..........................                                       5,222,833
                                                                                                                     ------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 18.6%
       U.S. Treasury Bond, 7.25%, 8/15/22 .......................................    United States        684,000         901,865
       U.S. Treasury Bond, 5.375%, 2/15/31 ......................................    United States        771,000         876,350
       U.S. Treasury Note, 6.00%, 8/15/09 .......................................    United States      2,080,000       2,224,138
       U.S. Treasury Note, 4.00%, 2/15/15 .......................................    United States        490,000         478,918
    (e)U.S. Treasury Note, Index Linked, 1.625%, 1/15/15 ........................    United States        491,757         480,961
                                                                                                                     ------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $4,996,767)  ...........                                       4,962,232
                                                                                                                     ------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $303,586) 1.3%
       Government of Russia, Reg S, 12.75%, 6/24/28 .............................        Russia           189,000         339,964
                                                                                                                     ------------
       MUNICIPAL BONDS 4.5%
       South Carolina State, 5.00%, 8/01/12 .....................................    United States        440,000         483,208
       Tobacco Settlement Financing Corp. Revenue, 6.375%, 6/01/32 ..............    United States        200,000         233,102
       Virginia State Public Building Authority Public Facilities Revenue,
          5.00%, 8/01/12 ........................................................    United States        440,000         481,492
                                                                                                                     ------------
       TOTAL MUNICIPAL BONDS (COST $1,155,228)  .................................                                       1,197,802
                                                                                                                     ------------

                                                                                                       ----------
                                                                                                         SHARES
                                                                                                       ----------
       PREFERRED STOCKS 3.6%
       COMMUNICATIONS EQUIPMENT 2.2%
    (b)Centaur Funding Corp., 9.08%, pfd., B, 144A ..............................    United States            448         592,340
                                                                                                                     ------------
       CONSUMER FINANCE 1.4%
       Fannie Mae, 7.185%, pfd ..................................................    United States          6,968         387,560
                                                                                                                     ------------
       TOTAL PREFERRED STOCKS (COST $959,028) ...................................                                         979,900
                                                                                                                     ------------
       TOTAL LONG TERM INVESTMENTS (COST $27,796,482) ...........................                                      27,825,239
                                                                                                                     ------------


20 |  Annual Report

FRANKLIN GLOBAL TRUST

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
       FIDUCIARY CORE FIXED INCOME FUND                                                 COUNTRY         AMOUNT(c)        VALUE
---------------------------------------------------------------------------------------------------------------------------------
       SHORT TERM INVESTMENTS 28.3%
       U.S. GOVERNMENT AND AGENCY SECURITIES (COST $2,792,417) 10.5%
    (f)FNMA, 8/31/05 ............................................................    United States     $2,800,000    $  2,792,406
                                                                                                                     ------------
       TOTAL INVESTMENTS BEFORE MONEY FUND (COST $30,588,899) ...................                                      30,617,645
                                                                                                                     ------------

                                                                                                       ----------
                                                                                                         SHARES
                                                                                                       ----------
       MONEY FUND (COST $4,747,582) 17.8%
    (g)Franklin Institutional Fiduciary Trust Money Market Portfolio ............    United States      4,747,582       4,747,582
                                                                                                                     ------------
       TOTAL INVESTMENTS (COST $35,336,481) 132.4% ..............................                                      35,365,227
       OTHER ASSETS, LESS LIABILITIES (32.4)%  ..................................                                      (8,645,177)
                                                                                                                     ------------
       NET ASSETS 100.0%  .......................................................                                    $ 26,720,050
                                                                                                                     ============

See Selected Portfolio Abbreviations on page 28.

(a)   The coupon rate shown represents the rate at period end.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees.

(c)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(d)   See Note 1(c) regarding securities purchased on a to-be-announced basis.

(e)   Principal amount of security is adjusted for inflation. See Note 1(g).

(f)   The security is traded on a discount basis with no stated coupon rate.

(g) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                        Annual Report | See notes to financial statements.  | 21

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

FIDUCIARY CORE PLUS FIXED INCOME FUND

                                                                                 ---------------------------
                                                                                      YEAR ENDED JULY 31,
                                                                                     2005            2004(d)
                                                                                 ---------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................................    $  10.32        $  10.00
                                                                                 ------------------------
Income from investment operations:

   Net investment income(a) .................................................        0.36            0.28(e)

   Net realized and unrealized gains (losses) ...............................        0.23            0.41(e)
                                                                                 ------------------------
Total from investment operations ............................................        0.59            0.69
                                                                                 ------------------------
Less distributions from:

   Net investment income ....................................................       (0.45)          (0.30)

   Net realized gains .......................................................          --           (0.07)
                                                                                 ------------------------
Total distributions .........................................................       (0.45)          (0.37)
                                                                                 ------------------------
Net asset value, end of year ................................................    $  10.46        $  10.32
                                                                                 ========================

Total return(b) .............................................................        5.80%           6.97%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................................    $ 96,823        $ 54,132

Ratios to average net assets:

   Expenses .................................................................        0.58%           0.84%(f)

   Expenses net of waiver and payments by affiliate and expense reduction ...        0.43%           0.43%(f)

   Net investment income ....................................................        3.44%           2.76%(f)

Portfolio turnover rate .....................................................      465.89%         426.29%

Portfolio turnover rate excluding mortgage dollar rolls(c) ..................      244.29%         222.53%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   See Note 1(e) regarding mortgage dollar rolls.

(d)   For the period August 4, 2003 (commencement of operations) to July 31,
      2004.

(e) The amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.

(f)   Annualized.


22 |  See notes to financial statements. | Annual Report

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS, JULY 31, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
       FIDUCIARY CORE PLUS FIXED INCOME FUND                                         COUNTRY       AMOUNT(c)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       CORPORATE BONDS 29.3%
       AEROSPACE & DEFENSE 0.1%
    (a)L-3 Communications Corp., senior sub. note, 144A, 6.375%, 10/15/15 ......  United States       105,000         $     106,838
                                                                                                                      -------------
       AIRLINES 1.2%
    (b)Continental Airlines Inc., FRN, 4.25%, 12/06/07 .........................  United States     1,120,000             1,124,589
                                                                                                                      -------------
       CAPITAL MARKETS 6.0%
       Aries Vermogen, Reg S, 9.60%, 10/25/14 ..................................      Russia          750,000               963,225
       General Electric Capital Corp., 1.40%, 11/02/06 .........................  United States   294,000,000 JPY         2,659,689
    (b)General Electric Capital Corp., FRN, 3.56%, 9/18/06 .....................  United States       120,000               120,215
    (b)General Electric Capital Corp., FRN, 3.39%, 3/04/08 .....................  United States     2,040,000             2,041,507
                                                                                                                      -------------
                                                                                                                          5,784,636
                                                                                                                      -------------
       CHEMICALS 0.2%
       Lyondell Chemical Co., senior secured note, 10.50%, 6/01/13 .............  United States       166,000               192,560
                                                                                                                      -------------
       COMMERCIAL BANKS 2.0%
    (a)BNP Paribas, sub. note, 144A, 5.186%, Perpetual .........................      France        1,955,000             1,943,989
                                                                                                                      -------------
       COMMERCIAL SERVICES & SUPPLIES 1.4%
       Allied Waste North America Inc., senior secured note, 6.50%, 11/15/10 ...  United States       230,000               227,987
       Corrections Corp. of America, senior note, 7.50%, 5/01/11 ...............  United States       215,000               224,138
    (a)R. R. Donnelley & Sons Co., 144A, 5.50%, 5/15/15 ........................  United States       900,000               895,566
                                                                                                                      -------------
                                                                                                                          1,347,691
                                                                                                                      -------------
       COMMUNICATIONS EQUIPMENT 1.2%
       Panamsat Corp., senior note, 9.00%, 8/15/14 .............................  United States       200,000               222,000
       Telecom Italia Capital, 6.375%, 11/15/33 ................................    Luxembourg        885,000               945,064
                                                                                                                      -------------
                                                                                                                          1,167,064
                                                                                                                      -------------
       CONSUMER FINANCE 1.0%
       Ford Motor Credit Co., 5.70%, 1/15/10  ..................................  United States       225,000               212,253
       Ford Motor Credit Co., 7.875%, 6/15/10 ..................................  United States       235,000               237,425
       General Motors Acceptance Corp., 7.00%, 2/01/12 .........................  United States       510,000               490,706
                                                                                                                      -------------
                                                                                                                            940,384
                                                                                                                      -------------
       DIVERSIFIED FINANCIAL SERVICES 2.0%
       Core Investment Grade Bond Trust I, Pass-Through Certificates, 4.637%,
          11/30/07 .............................................................  United States     1,226,668             1,224,527
       HSBC Capital Funding LP, 4.61%, Perpetual ...............................  Jersey Islands      735,000               708,910
                                                                                                                      -------------
                                                                                                                          1,933,437
                                                                                                                      -------------
       DIVERSIFIED TELECOMMUNICATION SERVICES 2.5%
       Hutchison Whampoa International Ltd., senior note, Reg S, 6.50%,
          2/13/13 ..............................................................    Hong Kong         900,000               963,450
       Qwest Corp., senior note, 7.875%, 9/01/11  ..............................  United States       450,000               471,375
       Sprint Capital Corp., 6.90%, 5/01/19 ....................................  United States       860,000               975,943
                                                                                                                      -------------
                                                                                                                          2,410,768
                                                                                                                      -------------


                                                             Annual Report  | 23

FRANKLIN GLOBAL TRUST

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
       FIDUCIARY CORE PLUS FIXED INCOME FUND                                         COUNTRY       AMOUNT(c)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       CORPORATE BONDS (CONT.)
       ELECTRIC UTILITIES 2.4%
       Consumers Energy Co., C, 4.25%, 4/15/08 .................................  United States       940,000         $     930,179
       Elektrownia Turow BV, 9.75%, 3/14/11 ....................................   Netherlands        345,000 EUR           462,197
       Exelon Corp., 4.90%, 6/15/15 ............................................  United States       935,000               919,236
                                                                                                                      -------------
                                                                                                                          2,311,612
                                                                                                                      -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS 0.3%
       Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 ........    Singapore         330,000               341,550
                                                                                                                      -------------
       ENERGY EQUIPMENT & SERVICES 0.2%
       Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11 ......  United States       185,000               198,413
                                                                                                                      -------------
       FOOD & STAPLES RETAILING 0.3%
    (a)Central European Distribution Corp., 144A, 8.00%, 7/25/12 ...............  United States       215,000 EUR           270,441
                                                                                                                      -------------
       FOOD PRODUCTS 0.2%
       Smithfield Foods Inc., senior note, 7.75%, 5/15/13  .....................  United States       170,000               187,850
                                                                                                                      -------------
       HOTELS RESTAURANTS & LEISURE 0.9%
       Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 .....................  United States       200,000               207,750
       Caesars Entertainment Inc., senior sub. note, 8.125%, 5/15/11 ...........  United States       405,000               464,232
       Host Marriott LP, senior note, 7.125%, 11/01/13 .........................  United States       195,000               204,506
                                                                                                                      -------------
                                                                                                                            876,488
                                                                                                                      -------------
       INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.4%
    (a)TXU Corp., 144A, 6.55%, 11/15/34 ........................................  United States       380,000               375,822
                                                                                                                      -------------
       MACHINERY 0.2%
       Case New Holland Inc., senior note, 9.25%, 8/01/11 ......................  United States       160,000               174,000
                                                                                                                      -------------
       MEDIA 3.7%
       Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 ...............  United States       220,000               222,200
       Cox Communications Inc., 7.125%, 10/01/12 ...............................  United States       855,000               946,033
       Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ...................  United States       170,000               194,650
    (a)DIRECTV Holdings LLC, senior note, 144A, 6.375%, 6/15/15 ................  United States       205,000               205,512
       Lamar Media Corp., senior sub. note, 7.25%, 1/01/13 .....................  United States       200,000               213,500
       LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ..................  United States       225,000               218,250
       Medianews Group Inc., senior sub. note, 6.875%, 10/01/13 ................  United States       340,000               344,250
       TCI Communications Inc., senior note, 8.75%, 8/01/15 ....................  United States     1,010,000             1,272,728
                                                                                                                      -------------
                                                                                                                          3,617,123
                                                                                                                      -------------
       METALS & MINING 1.2%
    (a)Alrosa Finance SA, 144A, 8.875%, 11/17/14 ...............................    Luxembourg        180,000               205,344
    (a)Glencore Funding LLC, 144A, 6.00%, 4/15/14 ..............................   Switzerland        400,000               383,954
       Glencore Funding LLC, Reg S, 6.00%, 4/15/14 .............................   Switzerland        600,000               575,931
                                                                                                                      -------------
                                                                                                                          1,165,229
                                                                                                                      -------------


24 |  Annual Report

FRANKLIN GLOBAL TRUST

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
       FIDUCIARY CORE PLUS FIXED INCOME FUND                                         COUNTRY       AMOUNT(c)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       CORPORATE BONDS (CONT.)
       OIL, GAS & CONSUMABLE FUELS 0.8%
       Chesapeake Energy Corp., senior note, 6.375%, 6/15/15 ...................  United States       255,000         $     263,287
    (a)Petroleum Export Cayman, senior note, 144A, 5.265%, 6/15/11 .............  United States       535,000               534,091
                                                                                                                      -------------
                                                                                                                            797,378
                                                                                                                      -------------
       PAPER & FOREST PRODUCTS 0.3%
       Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 .....................  United States       280,000               317,800
                                                                                                                      -------------
       TRADING COMPANIES & DISTRIBUTORS 0.4%
    (a)Noble Group Ltd., senior note, 144A, 6.625%, 3/17/15 ....................     Bermuda          265,000               245,449
       Noble Group Ltd., senior note, 6.625%, 3/17/15 ..........................     Bermuda          155,000               144,289
                                                                                                                      -------------
                                                                                                                            389,738
                                                                                                                      -------------
       WIRELESS TELECOMMUNICATION SERVICES 0.4%
       Rogers Wireless Communications Inc., senior secured note,
          7.25%, 12/15/12 ......................................................      Canada          330,000               355,575
                                                                                                                      -------------
       TOTAL CORPORATE BONDS (COST $28,114,752)  ...............................                                         28,330,975
                                                                                                                      -------------
       MORTGAGE-BACKED SECURITIES 32.6%
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMa) FIXED RATE 31.1%
    (d)FNMA 30 Year, 5.50%, 8/01/35 ............................................  United States    18,949,000            19,049,657
    (d)FNMA 30 Year, 6.00%, 8/15/32 ............................................  United States     8,998,000             9,194,831
    (d)FNMA 30 Year, 6.50%, 8/15/34 - 10/01/34 .................................  United States     1,777,254             1,838,972
                                                                                                                      -------------
                                                                                                                         30,083,460
                                                                                                                      -------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMa)FIXED RATE 1.5%
    (d)GNMA I SF 30 Year, 6.00%, 3/20/34 - 8/01/35 .............................  United States     1,430,985             1,470,477
                                                                                                                      -------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $31,685,844) .....................                                         31,553,937
                                                                                                                      -------------
       ASSET-BACKED SECURITIES 28.7%
       AIRLINES 0.6%
       Delta Air Lines Inc., senior note, 6.718%, 7/02/24 ......................  United States       577,377               593,567
                                                                                                                      -------------
       CAPITAL MARKETS 2.4%
    (b)Granite Master Issuer PLC, 2005-2, A1, FRN, 3.47%, 6/20/30 ..............  United States     2,310,000             2,310,000
                                                                                                                      -------------
       COMMERCIAL BANKS 2.8%
    (b)Citibank Credit Card Issuance Trust, 2003-A9, A9, FRN, 3.36%, 11/22/10 ..  United States     2,700,000             2,705,930
                                                                                                                      -------------
       CONSUMER FINANCE 0.0%(e)
    (b)WFS Financial Owner Trust, 2002-4, A3B, FRN, 3.45%, 8/20/07 .............  United States         8,924                 8,928
                                                                                                                      -------------
       DIVERSIFIED FINANCIAL SERVICES 19.2%
    (b)American Express Credit Account Master Trust, 2003-3, A, FRN,
          3.498%, 11/15/10 .....................................................  United States     2,300,000             2,306,641
    (b)Fleet Credit Card Master Trust, 2002-B, A, FRN, 3.528%, 4/15/10 .........  United States     2,430,000             2,437,196
    (b)Permanent Financing PLC, 7, 2A, FRN, 3.419%, 9/10/14 ....................  United States     1,470,000             1,466,781
    (b)SLM Student Loan Trust, 2002-3, A4, FRN, 3.79%, 10/25/16 ................  United States       717,741               721,872
    (b)SLM Student Loan Trust, 2004-2, A2, FRN, 3.67%, 4/25/13 .................  United States     5,233,000             5,235,811


                                                             Annual Report  | 25

FRANKLIN GLOBAL TRUST

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
       FIDUCIARY CORE PLUS FIXED INCOME FUND                                         COUNTRY       AMOUNT(c)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       ASSET-BACKED SECURITIES (CONT.)
       DIVERSIFIED FINANCIAL SERVICES (CONT.)
    (b)SLM Student Loan Trust, 2004-6, A2, FRN, 3.69%, 1/25/13 .................  United States     1,760,538         $   1,763,376
    (b)SLM Student Loan Trust, 2004-9, A2, FRN, 3.67%, 10/25/12 ................  United States       300,000               299,867
    (b)SLM Student Loan Trust, 2005-2, A1, FRN, 3.63%, 4/25/10 .................  United States     2,128,796             2,128,536
    (b)SLM Student Loan Trust, 2005-4, A1, FRN, 3.66%, 10/26/15 ................  United States     2,256,146             2,255,628
                                                                                                                      -------------
                                                                                                                         18,615,708
                                                                                                                      -------------
       OIL, GAS & CONSUMABLE FUELS 0.9%
    (a)Gazprom International SA, 144A, 7.201%, 2/01/20 .........................      Russia          510,000               548,888
       Gazprom International SA, Reg S, 7.201%, 2/01/20 ........................      Russia          285,000               306,188
                                                                                                                      -------------
                                                                                                                            855,076
                                                                                                                      -------------
       THRIFTS & MORTGAGE FINANCE 2.8%
    (b)Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A1B, FRN,
          3.515%, 6/25/34 ......................................................  United States       257,916               257,856
    (b)Countrywide Asset-Backed Certificates, 2004-6, 2A1, FRN,
          3.65%, 10/25/21 ......................................................  United States       259,195               259,377
(a),(b)Countrywide Asset-Backed Certificates, 2004-SD3, A1, 144A, FRN,
          3.91%, 9/25/34 .......................................................  United States        40,993                41,122
       Master Alternative Loans Trust, 2003-3, 1A1, 6.50%, 5/25/33 .............  United States       178,418               180,165
       Master Alternative Loans Trust, 2003-7, 6A1, 6.50%, 12/25/33 ............  United States       301,598               306,055
       Washington Mutual Inc., 2004-AR2, A, 3.904%, 4/25/44 ....................  United States     1,647,193             1,665,570
                                                                                                                      -------------
                                                                                                                          2,710,145
                                                                                                                      -------------
       TOTAL ASSET-BACKED SECURITIES (COST $27,761,026) ........................                                         27,799,354
                                                                                                                      -------------
       U.S. GOVERNMENT AND AGENCY SECURITIES 7.6%
       U.S. Treasury Bond, 5.375%, 2/15/31 .....................................  United States       969,000             1,101,405
       U.S. Treasury Note, 3.625%, 1/15/10  ....................................  United States       190,000               186,082
       U.S. Treasury Note, 4.00%, 2/15/15 ......................................  United States     1,230,000             1,202,181
    (f)U.S. Treasury Note, Inflation-Indexed Note, 1.625%, 1/15/15 .............  United States     2,352,898             2,301,245
       U.S. Treasury Note, 6.25%, 2/15/07 ......................................  United States     2,500,000             2,586,720
                                                                                                                      -------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $7,421,313) ...........                                          7,377,633
                                                                                                                      -------------
       FOREIGN GOVERNMENT AND AGENCY SECURITIES 10.4%
       Government of Germany, 5.25%, 1/04/11 ...................................     Germany          533,000 EUR           726,598
       Government of Germany, 5.50%, 1/04/31 ...................................     Germany        2,885,000 EUR         4,503,735
       Government of Poland, 5.75%, 3/24/10 ....................................      Poland        2,926,000 PLN           900,750
       Government of Russia, Reg S, 12.75%, 6/24/28 ............................      Russia        1,167,000             2,099,141
       Government of Singapore, 2.625%, 4/01/10 ................................    Singapore       1,550,000 SGD           949,419
    (f)Mexican Udibonos, Inflation-Indexed Bond, 3.50%, 12/19/13 ...............      Mexico          104,555(g) MXN        894,712
                                                                                                                      -------------
       TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $9,932,479)  .......                                         10,074,355
                                                                                                                      -------------
       MUNICIPAL BONDS 0.6%
       Tobacco Settlement Financing Corp. Revenue, 6.375%, 6/01/32 .............  United States        85,000                99,068
       Tobacco Settlement Revenue Management, B, 6.375%, 5/15/28 ...............  United States       440,000               471,037
                                                                                                                      -------------
       TOTAL MUNICIPAL BONDS (COST $488,447)  ..................................                                            570,105
                                                                                                                      -------------


26 |  Annual Report

FRANKLIN GLOBAL TRUST

-----------------------------------------------------------------------------------------------------------------------------------
       FIDUCIARY CORE PLUS FIXED INCOME FUND                                         COUNTRY        SHARES                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
       PREFERRED STOCKS 4.1%
       COMMUNICATIONS EQUIPMENT 2.0%
    (a)Centaur Funding Corp., 9.08%, pfd., B, 144A .............................  United States         1,446         $   1,911,883
                                                                                                                      -------------
       CONSUMER FINANCE 2.1%
       Fannie Mae, 7.185%, pfd .................................................  United States        37,492             2,085,305
                                                                                                                      -------------
       TOTAL PREFERRED STOCKS (COST $3,976,487) ................................                                          3,997,188
                                                                                                                      -------------
       TOTAL LONG TERM INVESTMENTS (COST $109,380,348) .........................                                        109,703,547
                                                                                                                      -------------

                                                                                                  -----------
                                                                                                   PRINCIPAL
                                                                                                   AMOUNT(c)
                                                                                                  -----------
       SHORT TERM INVESTMENTS 18.4%
       U.S. GOVERNMENT AND AGENCY SECURITIES (COST $8,975,625) 9.3%
    (h)FNMA, 8/31/05 ...........................................................  United States     9,000,000             8,975,592
                                                                                                                      -------------
       TOTAL INVESTMENTS BEFORE MONEY FUND (COST $118,355,973) .................                                        118,679,139
                                                                                                                      -------------

                                                                                                  -----------
                                                                                                    SHARES
                                                                                                  -----------
       MONEY FUND (COST $8,852,438) 9.1%
    (i)Franklin Institutional Fiduciary Trust Money Market Portfolio ...........  United States     8,852,438             8,852,438
                                                                                                                      -------------
       TOTAL INVESTMENTS (COST $127,208,411) 131.7% ............................                                        127,531,577
       NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS 0.0%(e) ...............                                            (20,772)
       OTHER ASSETS, LESS LIABILITIES (31.7)% ..................................                                        (30,688,256)
                                                                                                                      -------------
       NET ASSETS 100.0%  ......................................................                                      $  96,822,549
                                                                                                                      =============

CURRENCY ABBREVIATIONS:

EUR  - Euro
JPY  - Japanese Yen
MXN  - Mexican Peso
PLN  - Polish Zloty
SGD  - Singapore Dollar

See Selected Portfolio Abbreviations on page 28.

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees.

(b)   The coupon shown represents the rate at period end.

(c)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(d)   See Note 1(c) regarding securities purchased on a to-be-announced basis.

(e)   Rounds to less than 0.05% of net assets.

(f)   Principal amount of security is adjusted for inflation. See Note 1(g).

(g)   Principal amount is stated in $100.00 Peso units.

(h)   The security is traded on a discount basis with no stated coupon rate.

(i) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                        Annual Report | See notes to financial statements.  | 27

FRANKLIN GLOBAL TRUST

SELECTED PORTFOLIO ABBREVIATIONS

FNMA  - Federal National Mortgage Association
FRN   - Floating Rate Note
GNMA  - Government National Mortgage Association


28 |  See notes to financial statements. | Annual Report

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2005

                                                                --------------------------------
                                                                  FIDUCIARY         FIDUCIARY
                                                                  CORE FIXED     CORE PLUS FIXED
                                                                 INCOME FUND       INCOME FUND
                                                                --------------------------------
Assets:
  Investments in securities:
    Cost - Unaffiliated issuers ............................    $  30,588,899     $ 118,355,973
    Cost - Sweep Money Fund (Note 7) .......................        4,747,582         8,852,438
                                                                -------------------------------
    Total cost of investments ..............................    $  35,336,481     $ 127,208,411
                                                                ===============================
    Value - Unaffiliated issuers ...........................    $  30,617,645     $ 118,679,139
    Value - Sweep Money Fund (Note 7) ......................        4,747,582         8,852,438
                                                                -------------------------------
    Total value of investments .............................       35,365,227       127,531,577
  Receivables:
    Investment securities sold .............................          206,261         1,472,712
    Capital shares sold ....................................               --            65,000
    Interest ...............................................          235,449           854,757
    Affiliates .............................................               63                --
  Unrealized gain on forward exchange contracts (Note 8) ...               --            23,367
                                                                ===============================
        Total assets .......................................       35,807,000       129,947,413
                                                                ===============================
Liabilities:
  Payables:
    Investment securities purchased ........................        9,057,325        33,033,079
    Capital shares redeemed ................................            9,138                --
    Affiliates .............................................               --            19,929
  Unrealized loss on forward exchange contracts (Note 8) ...               --            44,139
  Other liabilities ........................................           20,487            27,717
                                                                ===============================
        Total liabilities ..................................        9,086,950        33,124,864
                                                                ===============================
          Net assets, at value .............................    $  26,720,050     $  96,822,549
                                                                ===============================
Net assets consist of:
  Undistributed net investment income ......................    $      52,854     $     523,353
  Net unrealized appreciation (depreciation) ...............           28,746           295,274
  Accumulated net realized gain (loss) .....................          (54,925)           (8,481)
  Paid-in capital ..........................................       26,693,375        96,012,403
                                                                ===============================
          Net assets, at value .............................    $  26,720,050     $  96,822,549
                                                                ===============================
Shares outstanding .........................................        2,672,506         9,258,231
                                                                ===============================
Net asset value and maximum offering price per share(a) ....    $       10.00     $       10.46
                                                                ===============================

(a) Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


                        Annual Report | See notes to financial statements.  | 29

FRANKLIN GLOBAL TRUST

STATEMENTS OF OPERATIONS
for the year ended July 31, 2005

                                                                                  ------------------------------
                                                                                  FIDUCIARY CORE  FIDUCIARY CORE
                                                                                   FIXED INCOME     PLUS FIXED
                                                                                      FUND         INCOME FUND
                                                                                  ------------------------------
Investment income:
  Dividends:
    Unaffiliated issuers ......................................................    $    37,069     $   150,890
    Sweep Money Fund (Note 7) .................................................         48,782         148,076
  Interest ....................................................................        618,629       2,604,825
                                                                                   ---------------------------
        Total investment income ...............................................        704,480       2,903,791
                                                                                   ---------------------------
Expenses:
  Management fees (Note 3a) ...................................................         51,087         205,459
  Administrative fees (Note 3b) ...............................................         38,640         149,896
  Transfer agent fees (Note 3c) ...............................................            207             780
  Custodian fees (Note 4) .....................................................          1,842           8,912
  Reports to shareholders .....................................................          9,387          25,713
  Registration and filing fees ................................................         15,953          21,365
  Professional fees ...........................................................         15,079          16,096
  Trustees' fees and expenses .................................................              7              23
  Amortization of offering costs ..............................................          1,672             159
  Other .......................................................................          6,119          10,464
                                                                                   ---------------------------
        Total expenses ........................................................        139,993         438,867
        Expense reductions (Note 4) ...........................................           (134)            (15)
        Expenses waived/paid by affiliate (Note 3d) ...........................        (52,606)       (116,520)
                                                                                   ---------------------------
          Net expenses ........................................................         87,253         322,332
                                                                                   ---------------------------
            Net investment income .............................................        617,227       2,581,459
                                                                                   ---------------------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments ...............................................................        251,823         967,644
    Foreign currency transactions .............................................             --         317,844
                                                                                   ---------------------------
          Net realized gain (loss) ............................................        251,823       1,285,488
                                                                                   ---------------------------
  Net change in unrealized appreciation (depreciation) on:
    Investments ...............................................................         58,037         161,588
    Translation of assets and liabilities denominated in foreign currencies ...             --          (3,857)
                                                                                   ---------------------------
          Net change in unrealized appreciation (depreciation)  ...............         58,037         157,731
                                                                                   ---------------------------
  Net realized and unrealized gain (loss) .....................................        309,860       1,443,219
                                                                                   ---------------------------
  Net increase (decrease) in net assets resulting from operations .............    $   927,087     $ 4,024,678
                                                                                   ===========================


30 |  See notes to financial statements. | Annual Report

FRANKLIN GLOBAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   ---------------------------------------------------------------
                                                                          FIDUCIARY CORE                  FIDUCIARY CORE PLUS
                                                                         FIXED INCOME FUND                 FIXED INCOME FUND
                                                                   ---------------------------------------------------------------
                                                                        YEAR ENDED JULY 31,               YEAR ENDED JULY 31,
                                                                       2005            2004(a)           2005            2004(b)
                                                                   ---------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .....................................    $    617,227     $    330,807     $  2,581,459     $    449,819
    Net realized gain (loss) from investments and foreign
      currency transactions ...................................         251,823          181,439        1,285,488          (12,838)
    Net change in unrealized appreciation (depreciation) on
      investments and translation of assets and liabilities
        denominated in foreign currencies .....................          58,037          (29,291)         157,731          137,543
                                                                   ---------------------------------------------------------------
          Net increase (decrease) in net assets resulting
            from operations ...................................         927,087          482,955        4,024,678          574,524
                                                                   ---------------------------------------------------------------
  Distributions to shareholders from:
    Net investment income .....................................        (818,857)        (482,411)      (3,204,428)        (561,516)
    Net realized gains ........................................         (42,155)         (58,547)              --          (42,176)
                                                                   ---------------------------------------------------------------
  Total distributions to shareholders .........................        (861,012)        (540,958)      (3,204,428)        (603,692)
                                                                   ---------------------------------------------------------------
  Capital share transactions (Note 2) .........................       9,111,043       17,600,935       41,870,288       54,161,179
                                                                   ---------------------------------------------------------------
          Net increase (decrease) in net assets ...............       9,177,118       17,542,932       42,690,538       54,132,011
Net assets:
  Beginning of year ...........................................      17,542,932               --       54,132,011               --
                                                                   ---------------------------------------------------------------
  End of year .................................................    $ 26,720,050     $ 17,542,932     $ 96,822,549     $ 54,132,011
                                                                   ===============================================================
Undistributed net investment income included in net assets:
  End of year .................................................    $     52,854     $     25,293     $    523,353     $      7,390
                                                                   ===============================================================

(a)   For the period August 29, 2003 (commencement of operations) to July 31,
      2004.

(b)   For the period August 4, 2003 (commencement of operations) to July 31,
      2004.


                        Annual Report | See notes to financial statements.  | 31

FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series. All funds included in this report (the Funds) are diversified except Fiduciary Core Plus Fixed Income Fund. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event


32 |  Annual Report

FRANKLIN GLOBAL TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A TBA BASIS

The Funds may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date.

D. FOREIGN CURRENCY CONTRACTS

The Fiduciary Core Plus Fixed Income Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the fund and the net unrealized gain or loss on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


                                                             Annual Report  | 33

FRANKLIN GLOBAL TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

When the Fiduciary Core Plus Fixed Income Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. MORTGAGE DOLLAR ROLLS

The Funds enter into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Funds and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Funds. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

F. INCOME TAXES

No provision has been made for U.S. income taxes because each fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Inflation-indexed bonds are fixed-income securities whose principal amount is adjusted to the rate of inflation. Interest is accrued based on the principal amount, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income.

H. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.


34 |  Annual Report

FRANKLIN GLOBAL TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital. There were no redemption fees for the year.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                          ------------------------------------------------------------
                                               FIDUCIARY CORE                    FIDUCIARY CORE
                                              FIXED INCOME FUND              PLUS FIXED INCOME FUND
                                          ------------------------------------------------------------
                                            SHARES         AMOUNT            SHARES          AMOUNT
                                          ------------------------------------------------------------
Year ended July 31, 2005
  Shares sold .....................       1,676,232     $ 16,843,953        5,442,801     $ 56,848,263
  Shares issued in reinvestment
    of distributions ..............          30,951          310,206           42,226          441,194
  Shares redeemed .................        (794,720)      (8,043,116)      (1,472,874)     (15,419,169)
                                          ------------------------------------------------------------
  Net increase (decrease)  ........         912,463     $  9,111,043        4,012,153     $ 41,870,288
                                          ============================================================
Period ended July 31, 2004(a)
  Shares sold .....................       2,647,196     $ 26,722,232        5,285,629     $ 54,569,730
  Shares issued in reinvestment
    of distributions ..............          10,151          103,332           28,256          289,874
  Shares redeemed .................        (897,304)      (9,224,629)         (67,807)        (698,425)
                                          ------------------------------------------------------------
  Net increase (decrease)  ........       1,760,043     $ 17,600,935        5,246,078     $ 54,161,179
                                          ============================================================

(a) For the period August 29, 2003 (commencement of operations) to July 31, 2004 for Fiduciary Core Fixed Income Fund and August 4, 2003 (commencement of operations) to July 31, 2004 for Fiduciary Core Plus Fixed Income Fund.


                                                             Annual Report  | 35

FRANKLIN GLOBAL TRUST

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Fiduciary International Inc. (Fiduciary)                        Investment manager
Franklin Templeton Services LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Fiduciary of 0.30% per year of the average daily net assets of each fund.

B. ADMINISTRATIVE FEES

The Funds pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each fund.

C. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                           ------------------------------
                                             FIDUCIARY         FIDUCIARY
                                               CORE            CORE PLUS
                                           FIXED INCOME      FIXED INCOME
                                               FUND              FUND
                                           ------------------------------
Transfer agent fees ....................        $45              $100

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

For the Fiduciary Core Fixed Income Fund, FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Fiduciary agreed in advance to voluntarily waive a portion of management fees through November 30, 2005, as noted in the Statement of Operations. For the Fiduciary Core Plus Fixed Income Fund, FT Services agreed in advance to voluntarily waive a portion of administrative fees, as noted in the Statement of Operations. Total expenses waived by Fiduciary and FT Services are not subject to reimbursement by the Funds subsequent to the Funds' fiscal year end.


36 |  Annual Report

FRANKLIN GLOBAL TRUST

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the year ended July 31, 2005, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

At July 31, 2005, the Fiduciary Core Fixed Income Fund had deferred capital losses occurring subsequent to October 31, 2004 of $47,907. For tax purposes, such losses will be reflected in the year ending July 31, 2006.

The tax character of distributions paid during the years ended July 31, 2005 and 2004, was as follows:

                                  ----------------------------------------------------
                                          FIDUCIARY                   FIDUCIARY
                                          CORE FIXED               CORE PLUS FIXED
                                         INCOME FUND                 INCOME FUND
                                  ----------------------------------------------------
                                     2005          2004          2005          2004
                                  ----------------------------------------------------
Distributions paid from:
  Ordinary income ............    $  855,123    $  540,958    $3,204,428    $  603,692
  Long term capital gain .....         5,889            --            --            --
                                  ----------------------------------------------------
                                  $  861,012    $  540,958    $3,204,428    $  603,692
                                  ====================================================

At July 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

                                                  -----------------------------
                                                   FIDUCIARY        FIDUCIARY
                                                      CORE          CORE PLUS
                                                  FIXED INCOME     FIXED INCOME
                                                      FUND             FUND
                                                  -----------------------------
Cost of investments ..........................    $35,380,240      $127,414,374
                                                  =============================

Unrealized appreciation ......................    $   169,153      $    852,539
Unrealized depreciation ......................       (184,166)         (735,336)
                                                  -----------------------------
Net unrealized appreciation (depreciation) ...    $   (15,013)     $    117,203
                                                  =============================

Undistributed ordinary income ................    $    89,596      $    692,132
Undistributed long term capital gains ........             --             7,931
                                                  -----------------------------
Distributable earnings .......................    $    89,596      $    700,063
                                                  =============================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses, bond discounts and premiums, and offering costs.


                                                             Annual Report  | 37

FRANKLIN GLOBAL TRUST

5. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended July 31, 2005, were as follows:

                                                  -----------------------------
                                                    FIDUCIARY       FIDUCIARY
                                                      CORE          CORE PLUS
                                                  FIXED INCOME     FIXED INCOME
                                                      FUND             FUND
                                                  -----------------------------
Purchases ....................................    $108,502,225     $395,904,419
Sales. .......................................    $ 98,330,718     $340,942,572

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At July 31, 2005, the Fiduciary Core Plus Fixed Income Fund has outstanding forward exchange contracts as set out below.

------------------------------------------------------------------------------------------------
                                                          IN       SETTLEMENT        UNREALIZED
CONTRACTS TO SELL                                    EXCHANGE FOR     DATE           GAIN (LOSS)
------------------------------------------------------------------------------------------------
    71,000,000      Japanese Yen ...........    U.S.  $  632,742     8/18/05    U.S.  $ 16,829
     4,671,029      Euro ...................           5,667,423     8/17/05             6,538
                                                      ----------                      --------
                                                U.S.  $6,300,165                        23,367
                                                      ==========                      --------
Unrealized gain on forward exchange contracts ...............................   U.S.  $ 23,367
                                                                                      ========

------------------------------------------------------------------------------------------------
                                                          IN       SETTLEMENT        UNREALIZED
CONTRACTS TO BUY                                     EXCHANGE FOR     DATE           GAIN (LOSS)
------------------------------------------------------------------------------------------------
   184,220,361      Japanese Yen ...........    U.S.  $1,641,745     8/18/05    U.S.  $(44,139)
                                                                                      --------
Unrealized loss on forward exchange contracts ...............................          (44,139)
                                                                                      --------
Net unrealized gain (loss) on forward exchange contracts ....................   U.S.  $(20,772)
                                                                                      ========


38 |  Annual Report

FRANKLIN GLOBAL TRUST

9. SHAREHOLDER CONCENTRATIONS

The Fiduciary Core Fixed Income Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund. At July 31, 2005, there were five unaffiliated shareholders holding 30%, 29%, 8%, 6% and 5%, respectively of the Fund's outstanding shares.

10. CREDIT RISK

The Fiduciary Core Plus Fixed Income Fund has 5.26% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

11. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.


                                                             Annual Report  | 39

FRANKLIN GLOBAL TRUST

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.


40 |  Annual Report

FRANKLIN GLOBAL TRUST

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                             Annual Report  | 41

FRANKLIN GLOBAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary Core Fixed Income Fund and Fiduciary Core Plus Fixed Income Fund (each a separate portfolio of the Franklin Global Trust, hereafter referred to as the "Funds") at July 31, 2005, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


San Francisco, California
September 9, 2005


42 |  Annual Report

FRANKLIN GLOBAL TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds designate the following amounts as capital gain dividends for the fiscal year ended July 31, 2005:

                            ---------------------------------
                              FIDUCIARY            FIDUCIARY
                                CORE               CORE PLUS
                            FIXED INCOME         FIXED INCOME
                                FUND                 FUND
                            ---------------------------------
                               $5,889               $7,931

Under Section 854(b)(2) of the Code, the Funds designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2005:

                            ---------------------------------
                              FIDUCIARY            FIDUCIARY
                                CORE               CORE PLUS
                            FIXED INCOME         FIXED INCOME
                                FUND                 FUND
                            ---------------------------------
                              $12,262              $61,570

In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended July 31, 2005:

                            ---------------------------------
                              FIDUCIARY            FIDUCIARY
                                CORE               CORE PLUS
                            FIXED INCOME         FIXED INCOME
                                FUND                 FUND
                            ---------------------------------
                                1.43%                1.92%


                                                             Annual Report  | 43

FRANKLIN GLOBAL TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)           Trustee          Since 2000         142                      Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                           company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)          Trustee          Since 2000         57                       None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)        Trustee          Since 2000         143                      None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)           Trustee          Since 2000         135                      Director, Amerada Hess Corporation
One Franklin Parkway                                                                           (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                       gas), H.J. Heinz Company (processed
                                                                                               foods and allied products), RTI
                                                                                               International Metals, Inc. (manufac-
                                                                                               ture and distribution of titanium),
                                                                                               Canadian National Railway (railroad),
                                                                                               and White Mountains Insurance
                                                                                               Group, Ltd. (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


44 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)          Trustee          Since 2000         116                      Director, The California Center for
One Franklin Parkway                                                                           Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)          Trustee          Since 2000         142                      Director, Martek Biosciences
One Franklin Parkway                                                                           Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                       (biotechnology), and Overstock.com
                                                                                               (Internet services); and FORMERLY,
                                                                                               Director, MCI Communication
                                                                                               Corporation (subsequently known as
                                                                                               MCI WorldCom, Inc. and WorldCom,
                                                                                               Inc.) (communications services)
                                                                                               (1988-2002), White Mountains
                                                                                               Insurance Group, Ltd. (holding com-
                                                                                               pany) (1987-2004) and Spacehab,
                                                                                               Inc. (aerospace services) (1994-
                                                                                               2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)             Trustee          Since June 2005    96                       Director, White Mountains Insurance
One Franklin Parkway                                                                           Group, Ltd. (holding company),
San Mateo, CA 94403-1906                                                                       Amerada Hess Corporation (explo-
                                                                                               ration and refining of oil and gas)
                                                                                               and Sentient Jet (private jet
                                                                                               service); and FORMERLY, Director,
                                                                                               Becton Dickinson and Company (medical
                                                                                               technology), Cooper Industries, Inc.
                                                                                               (electrical products and tools and
                                                                                               hardware), Health Net, Inc.
                                                                                               (formerly, Foundation Health)
                                                                                               (integrated managed care), The Hertz
                                                                                               Corporation, Pacific Southwest
                                                                                               Airlines, The RCA Corporation, Unicom
                                                                                               (formerly, Commonwealth Edison) and
                                                                                               UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report  | 45

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)          Trustee and      Since 2000         22                       None
One Franklin Parkway              Vice President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)       Trustee and      Since 2000         142                      None
One Franklin Parkway              Chairman of
San Mateo, CA 94403-1906          the Board
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee,         Trustee and        126                      None
One Franklin Parkway              President and    President since
San Mateo, CA 94403-1906          Chief            2000 and Chief
                                  Executive        Executive Officer
                                  Officer -        - Investment
                                  Investment       Management
                                  Management       since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief            Since 2004         Not Applicable           Not Applicable
One Franklin Parkway              Compliance
San Mateo, CA 94403-1906          Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)            Treasurer        Since 2004         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


46 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Senior Vice      Since 2002         Not Applicable           Not Applicable
500 East Broward Blvd.            President and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)           Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)         Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.;
and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)          Vice President   Since 2002         Not Applicable           Not Applicable
600 Fifth Avenue                  - AML
Rockefeller Center                Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc.
and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report  | 47

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)    Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)          Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway              and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)            Chief Financial  Since 2004         Not Applicable           Not Applicable
500 East Broward Blvd.            Officer and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Accounting
                                  Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE TRUST'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE TRUST'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST'S, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


48 |  Annual Report

FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held February 28, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of seven separate funds comprising Franklin Global Trust ( "Fund(s)"). In approving the renewal of the Fund's investment advisory contracts, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates.

Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all Funds were approved at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the Code of Ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board,


                                                             Annual Report  | 49

FRANKLIN GLOBAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third-party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2004, and for additional periods ended that date depending on when a particular Fund commenced operations. Investment performance was shown on a total return basis for each Fund and on an income return basis as well for the Fiduciary Core Fixed Income Fund and Fiduciary Core Plus Fixed Income Fund. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

The performance universe for the Fiduciary Core Fixed Income Fund consisted of the Fund and all retail and institutional BBB rated corporate debt funds as selected by Lipper. This Fund has been in existence for only one full year and the Lipper report for the one-year period showed its income return to be in the highest quintile of such performance universe and its total return to be in the fifth or lowest quintile of such performance universe. The Board found such performance to be acceptable in view of the Fund's size and short history of operations.


50 |  Annual Report

FRANKLIN GLOBAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

The performance universe for the Fiduciary Core Plus Fixed Income Fund consisted of the Fund and all retail and institutional BBB rated corporate debt funds as selected by Lipper. This Fund has been in existence for only one full year and the Lipper report for the one-year period showed its income return to be in the fourth or second lowest quintile of such performance universe and its total return to be in the second highest quintile of such Performance Universe. The Board was satisfied with the Fund's performance.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment advisory contract were similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes the advisory and administrative fees directly charged to each Fund as being part of the management fee. Both the effective management fee rate and actual total expenses were in the first or least expensive quintile of their Lipper expense group for the Fiduciary Core Fixed Income Fund and Fiduciary Core Plus Fixed Income Fund. The Board was satisfied with these comparative expenses -- noting that the Funds benefited from fee waivers or reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability.


                                                             Annual Report  | 51

FRANKLIN GLOBAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Trustees believed that no economies of scale existed in the management of the Fiduciary Core Fixed Income Fund and Fiduciary Core Plus Fixed Income Fund, which had been in existence for only one full year and benefited from partial fee waivers or expense reimbursements.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


52 |  Annual Report

FRANKLIN GLOBAL TRUST

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                             Annual Report  | 53

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

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

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

       [LOGO](R)                              FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN(R) TEMPLETON(R)
     INSTITUTIONAL                            600 Fifth Avenue
                                              New York, NY 10020
                                              FRANKLINTEMPLETONINSTITUTIONAL.COM

ANNUAL REPORT

FIDUCIARY CORE FIXED INCOME FUND
FIDUCIARY CORE PLUS FIXED INCOME FUND

INVESTMENT MANAGER

Fiduciary International, Inc.

DISTRIBUTOR

Franklin Templeton Distributors
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

FGT2 A2005 09/05






                                                      ANNUAL REPORT | 07 31 2005
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                                          FRANKLIN GLOBAL TRUST
                                          --------------------------------------

                                          Fiduciary High Income Fund

                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

CONTENTS

ANNUAL REPORT
--------------------------------------------------------------------------------

 Fiduciary High Income Fund ................................................   2

 Performance Summary .......................................................   6

 Your Fund's Expenses ......................................................   8

 Financial Highlights and Statement of Investments .........................  10

 Financial Statements ......................................................  14

 Notes to Financial Statements .............................................  17

 Report of Independent Registered Public Accounting Firm ...................  25

 Tax Designation ...........................................................  26

 Board Members and Officers ................................................  27

 Shareholder Information ...................................................  32

             -----------------------------------------------------
             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
             -----------------------------------------------------


                                                               Annual Report | 1

ANNUAL REPORT

FIDUCIARY HIGH INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks total return by investing primarily in debt securities offering high yield and expected total return. The Fund may invest up to 100% of its assets in high yield, lower quality debt securities.

--------------------------------------------------------------------------------
   PERFORMANCE DATA REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you the Fiduciary High Income Fund (the "Fund") annual report covering the 12-month period ended July 31, 2005.

PERFORMANCE OVERVIEW

The Fund posted an 11.86% cumulative total return for the period ended July 31, 2005. The Fund outperformed its benchmark, the CSFB High Yield Index -Developed Countries Only(1), which returned 9.98% during the same period. You can find the Fund's long-term performance data in the Performance Summary beginning on page 6.

ECONOMIC AND MARKET OVERVIEW

Over the past 12 months, the Federal Reserve raised short-term interest rates 2% from 1.25% to 3.25% amid continued growth in the U.S. economy and an improving employment picture. During the second quarter of 2005, inflation-adjusted gross domestic product, the most comprehensive measure of economic activity, increased 3.4% after increasing 3.8% in the first quarter(2). The fixed income market was highly focused on the employment picture. Non-farm payroll numbers showed considerable volatility, as better than expected labor market figures tended to be followed by disappointing figures. Nevertheless, there was a clear trend towards growth. For example, total non-farm employment rose by 292,000, 104,000, and 146,000 in April, May, and June, respectively(3).

(1) Source: Standard & Poor's Micropal. CSFB High Yield Index - Developed Countries Only is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)   Bureau of Economic Analysis.

(3)   Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


2 | Annual Report

--------------------------------------------------------------------------------

                                SECTOR ALLOCATION
                                Fiduciary High Income Fund
                                As a Percentage of Total Net Assets
                                As of 7/31/05

[PIE CHART OMITTED]             Corporate Bonds .......................   97.4%
                                Cash Equivalents &
                                Other Net Assets ......................    2.6%

--------------------------------------------------------------------------------

Despite these headwinds, the bond market showed unexpected strength with Asia positive returns in most sectors. The 10-year U.S. Treasury ended the period with a yield of 4.28%, which is approximately 30 basis points less than it EU yielded a year prior. More significant was the flattening of the yield curve, as the tightening of monetary policy by the Federal Reserve was a major factor NA causing interest rates to rise in the front end of the yield curve. The yield on the 2-year U.S. Treasury rose 1.26% over the period to 4.01%. This contrasted with the long end of the yield curve, where the yield on the 30-year U.S. Treasury fell 82 basis points to 4.47%.

Despite high energy prices and oil reaching multi-year highs of more than $60 a barrel, inflation was relatively benign over the period. On a seasonally adjusted basis, the Consumer Price Index (CPI), a measure of inflation, rose 1.9% for the second quarter of 2005, while the CPI excluding the more volatile food and energy components rose only 1.2%(4). Expected inflation is a key determinant of interest rates, and this environment contributed to the strength in the bond market.

Within the high yield market, healthy fundamentals continued to drive solid performance for the asset class. In general, strong balance sheets, good liquidity and growing corporate earnings allowed the high yield default rate to move lower over the past year and thereby remain well below historical averages. Moreover, the broad equity markets also provided support to the high yield market, with the S&P500 Index up over 14% in total return. Although the high yield market did experience some volatility between March and May of 2005 related to the potential downgrades of auto manufacturers General

(4)   Bureau of Labor Statistics.


                                                               Annual Report | 3

INDUSTRY BREAKDOWN
Fiduciary High Income Fund
Based on Total Net Assets as of 7/31/05

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Consumer Services                                                          19.4%
Utilities                                                                  11.4%
Process Industries                                                         10.4%
Communications                                                             10.3%
Producer Manufacturing                                                      8.7%
Energy Minerals                                                             5.1%
Health Services                                                             5.1%
Consumer Durables                                                           4.9%
Industrial Services                                                         4.3%
Electronic Technology                                                       3.8%
Commercial Services                                                         2.6%
Technology Services                                                         2.6%
Consumer Non-Durables                                                       2.5%
Retail Trade                                                                2.5%
Real Estate Development                                                     1.3%
Real Estate Investment Trusts                                               1.3%
Non-Energy Minerals                                                         1.2%
Short-Term Investments & Other Net Assets                                   2.6%

Motors and Ford, some interim-period choppiness in the equity markets, and some negative selling pressure as a result of cash outflows from dedicated high yield mutual funds, by period end the technical trading environment for high yield bonds had once again stabilized. Consequently, yield spreads over Treasuries, as measured by the CSFB High Yield Index - Developed Countries Only, declined from 4.5% to 3.5% over the fiscal year ending July 2005 and drove the 10% total return of that index over the period.

INVESTMENT STRATEGY

We are research driven, fundamental investors that rely on a team of analysts to provide in-depth industry expertise, using both qualitative and quantitative analysis to evaluate companies. As "bottom-up" investors, we focus primarily on individual securities.

In selecting securities for the Fund's investment portfolio, we do not rely principally on the ratings assigned by rating agencies; we perform our own independent investment analysis to evaluate the creditworthiness of the issuer.

In addition to our fundamental analysis, yield and expected return are also considered in selecting securities. We focus primarily on individual securities but also consider industry sectors. Because issuers of high yield bonds tend to be heavily represented in particular sectors, the Fund may, from time to time, have significant investments in one or more sectors.

MANAGER'S DISCUSSION

In terms of relative performance versus its benchmark, the Fund's performance was largely driven by individual security selection, along with some net benefit from industry positioning and a slightly longer duration profile versus its benchmark (during a period of declining yields in the high yield market).

In terms of industry positioning, the Fund's underweighting in the high yield automotive sector was a positive contributor to the Fund's relative performance. The ratings downgrades of Ford and General Motor's corporate debt along with production cuts in 2005 from these manufacturers put significant pressure on the debt securities of many of the high yield auto suppliers over the past year. Also, the Fund's overweighting in the wireless communications sector also benefited relative performance, as continued consolidation in that sector along with stable to improving operating performance from many of the high yield wireless corporate issuers drove that sector's outperformance over the past year.

On the other hand, the Fund's overweighted exposure to the manufacturing sector was a detractor to relative performance. Although the overall economy


4| Annual Report
continued to grow reasonably well over the past year, some market concerns later in the reporting period regarding a potential economic slowdown caused weaker performance from some of the manufacturing-related issuers in the high yield market.

In terms of selected highlights from individual security holdings, the Fund sold its position in an issue purchased earlier in the period, Rainbow National Services LLC, a company that operates cable network channels, following the bonds' price appreciation of over 18 points on the back of solid operating results and the discontinuation of an unprofitable satellite venture. The Fund also had positions in Huntsman International LLC, among the world's largest makers of basic chemicals and petrochemicals like ethylene and propylene, redeemed at a premium to their accreted value as that company completed an initial public stock offering and refinanced certain of its higher-cost debt.

CONCLUSION

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,


                   /s/ Michael Materasso

[PHOTO OMITTED]    Michael Materasso
                   Vice President of Fiduciary International, Inc. (Fiduciary)
                   Executive Vice President of Fiduciary Trust Company
                   International (Fiduciary Trust)


                   /s/ Warren Keyser

[PHOTO OMITTED]    Warren Keyser
                   Vice President of Fiduciary
                   Senior Vice President of Fiduciary Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Fiduciary High Income Fund
As of 7/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Qwest Communications International Inc.                                     1.8%
   COMMUNICATIONS
--------------------------------------------------------------------------------
Allied Waste North America Inc.                                             1.8%
   INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
Calpine Corp.                                                               1.4%
   UTILITIES
--------------------------------------------------------------------------------
Fimep SA                                                                    1.4%
   PRODUCER MANUFACTURING
--------------------------------------------------------------------------------
Dex Media West LLC                                                          1.4%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
Dynegy Holdings Inc.                                                        1.4%
   UTILITIES
--------------------------------------------------------------------------------
Advanstar Communications Inc.                                               1.4%
   CONSUMER SERVICES
--------------------------------------------------------------------------------
BCP Crystal Holdings Corp.                                                  1.4%
   PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Georgia-Pacific Corp.                                                       1.4%
   PROCESS INDUSTRIES
--------------------------------------------------------------------------------
Allegheny Energy Supply Co. LLC                                             1.4%
   UTILITIES
--------------------------------------------------------------------------------


                                                               Annual Report | 5

PERFORMANCE SUMMARY AS OF 7/31/05

The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of Fund dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE(1)

---------------------------------------------------------------------------------------------------
                                                                       AVERAGE         CUMULATIVE
                                                                        ANNUAL            TOTAL
                                                                     TOTAL RETURN(2)    RETURN(3)
                                                          1-YEAR       (8/25/03)        (8/25/03)
---------------------------------------------------------------------------------------------------
FIDUCIARY HIGH INCOME FUND                                11.86%         13.16%           26.98%
---------------------------------------------------------------------------------------------------
CSFB HIGH YIELD INDEX - DEVELOPED COUNTRIES ONLY(4)        9.98%         12.22%           24.96%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

INTEREST RATE MOVEMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THE FUND'S INVESTMENTS IN FOREIGN COMPANIES, INCLUDING EMERGING MARKETS, CAN INVOLVE SPECIAL RISKS INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


6| Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 in Fiduciary High Income Fund from inception on 8/25/03 through 7/31/05, compared with the CSFB High Yield Index - Developed Countries Only.(4) Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees, and reinvested dividends. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

            (8/25/03-7/31/05)

                                                 CSFB HY -
                               FIDUCIARY        DEVELOPED
                              HIGH INCOME       COUNTRIES
                                  FUND         ONLY INDEX
            ----------------------------------------------
             8/25/2003          $10,000           $10,000
             8/31/2003          $10,080           $10,022
             9/30/2003          $10,344           $10,298
             10/31/2003         $10,559           $10,512
             11/30/2003         $10,732           $10,652
             12/31/2003         $10,986           $10,902
             1/31/2004          $11,216           $11,114
             2/29/2004          $11,197           $11,112
             3/31/2004          $11,261           $11,178
             4/30/2004          $11,199           $11,167
             5/31/2004          $10,998           $10,995
             6/30/2004          $11,160           $11,163
             7/31/2004          $11,351           $11,302
             8/31/2004          $11,598           $11,482
             9/30/2004          $11,781           $11,655
             10/31/2004         $12,069           $11,856
             11/30/2004         $12,155           $12,003
             12/31/2004         $12,318           $12,183
             1/31/2005          $12,322           $12,176
             2/28/2005          $12,558           $12,337
             3/31/2005          $12,166           $12,040
             4/30/2005          $12,031           $11,915
             5/31/2005          $12,296           $12,059
             6/30/2005          $12,490           $12,261
             7/31/2005          $12,698           $12,429

                 TR             26.98%            24.29%

ENDNOTES

(1) For periods prior to July 31, 2005, the manager and administrator agreed in advance to waive or reduce their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund so that total Fund annual operating expenses did not exceed 0.50%. Without this waiver or reduction, total return would have been lower. After July 31, 2005, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3) Cumulative total return represents the change in value of an investment over the periods indicated.

(4) Source: Standard & Poor's Micropal. See page 2 for a description of the CSFB High Yield Index - Developed Countries Only.


                                                               Annual Report | 7

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD A TOTAL ASSET VALUE OF $8,600, THEN $8,600 / $1,000 =
      8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the expenses paid for this period were $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% semiannual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
                                             VALUE 1/31/05       VALUE 7/31/05     PERIOD* 1/31/05-7/31/05
------------------------------------------------------------------------------------------------------------
Actual                                         $1,000.00           $1,118.60                $2.63
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000.00           $1,022.32                $2.51
------------------------------------------------------------------------------------------------------------

*Expenses are equal to the Fund's annualized expense ratio of 0.50%, net of expense waivers, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                               Annual Report | 9

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

FIDUCIARY HIGH INCOME FUND

                                                                                                  -------------------------
                                                                                                          YEAR ENDED
                                                                                                           JULY 31,
                                                                                                      2005         2004(c)
                                                                                                  -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................................................       $10.51         $10.00
                                                                                                  -------------------------
Income from investment operations:

  Net investment income(a) ..................................................................         0.75           0.72

  Net realized and unrealized gains (losses) ................................................         0.45           0.61
                                                                                                  -------------------------
Total from investment operations ............................................................         1.20           1.33
                                                                                                  -------------------------
Less distributions from:

  Net investment income .....................................................................        (0.78)         (0.77)

  Net realized gains ........................................................................        (0.35)         (0.05)
                                                                                                  -------------------------
Total distributions .........................................................................        (1.13)         (0.82)
                                                                                                  -------------------------
Net asset value, end of year ................................................................       $10.58         $10.51
                                                                                                  =========================

Total return(b) .............................................................................        11.86%         13.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................................................       $8,161         $7,337

Ratios to average net assets:

  Expenses ..................................................................................         1.31%          1.36%(d)

  Expenses net of waiver and payments by affiliate and expense reduction ....................         0.50%          0.50%(d)

  Net investment income .....................................................................         7.07%          7.33%(d)

Portfolio turnover rate .....................................................................        53.77%         82.00%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   For the period August 25, 2003 (commencement of operations) to July 31,
      2004.

(d)   Annualized.


10| See notes to financial statements. | Annual Report

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS, JULY 31, 2005

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY HIGH INCOME FUND                                                         COUNTRY      PRINCIPAL AMOUNT(c)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS 97.4%
   COMMERCIAL SERVICES 2.6%
   JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 .................    United States      $    100,000     $    102,750
   Lamar Media Corp., senior sub. note, 7.25%, 1/01/13  .......................    United States           100,000          106,750
                                                                                                                       -------------
                                                                                                                            209,500
                                                                                                                       -------------
   COMMUNICATIONS 10.3%
   Dobson Cellular Systems Inc., senior secured note, 9.875%, 11/01/12 ........    United States           100,000          111,125
   Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
     10.375% thereafter, 11/15/12 .............................................    United Kingdom          100,000           80,500
(a)Intelsat Bermuda Ltd., senior note, 144A, 8.25%, 1/15/13 ...................       Bermuda              100,000          105,000
   MCI Inc., senior note, 7.688%, 5/01/09  ....................................    United States            75,000           78,375
   Millicom International Cellular SA, senior note, 10.00%, 12/01/13  .........      Luxembourg            100,000          104,000
   Nextel Communications Inc., senior note, 7.375%, 8/01/15 ...................    United States           100,000          108,250
   Qwest Communications International Inc., senior note, 8.00%, 2/15/14 .......    United States           150,000          145,500
   Rogers Wireless Communications Inc., senior secured note,
      7.25%, 12/15/12  ........................................................        Canada              100,000          107,750
                                                                                                                       -------------
                                                                                                                            840,500
                                                                                                                       -------------
   CONSUMER DURABLES 4.9%
   D.R. Horton Inc., senior note, 7.875%, 8/15/11 .............................    United States           100,000          112,524
   General Motors Acceptance Corp., 6.875%, 8/28/12  ..........................    United States           100,000           95,897
   Simmons Co., senior sub. note, 7.875%, 1/15/14 .............................    United States           100,000           94,250
   William Lyon Homes Inc., senior note, 7.625%, 12/15/12 .....................    United States           100,000           98,000
                                                                                                                       -------------
                                                                                                                            400,671
                                                                                                                       -------------
   CONSUMER NON-DURABLES 2.5%
   Smithfield Foods Inc., senior note, 7.00%, 8/01/11 .........................    United States           100,000          105,250
(a)Spectrum Brands Inc., senior sub. note, 144A, 7.375%, 2/01/15  .............    United States           100,000           99,250
                                                                                                                       -------------
                                                                                                                            204,500
                                                                                                                       -------------
   CONSUMER SERVICES 19.4%
(b)Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ..............    United States            50,000           43,625
   Advanstar Communications Inc., senior secured note, 10.75%, 8/15/10 ........    United States           100,000          114,000
   AMC Entertainment Inc., senior sub. note, 9.875%, 2/01/12 ..................    United States           100,000          101,500
   Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 ........................    United States           100,000          103,875
   CanWest Media Inc., senior note, B, 7.625%, 4/15/13 ........................        Canada              100,000          107,500
   Charter Communications Holdings II, senior note, 10.25%, 9/15/10 ...........    United States           100,000          103,750
   CSC Holdings Inc., senior deb., 7.625%, 7/15/18  ...........................    United States           100,000           98,250
   Dex Media West LLC, senior sub. note, 9.875%, 8/15/13  .....................    United States           100,000          114,500
   DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 .........................    United States            65,000           72,394
   EchoStar DBS Corp., senior note, 6.375%, 10/01/11 ..........................    United States           100,000          100,125
   Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 .....................    United States           100,000          100,500
   LIN Television Corp., senior sub. note, 6.50%, 5/15/13 .....................    United States           100,000           97,000
   Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 .............    United States           100,000          108,250
   Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06,
      13.75% thereafter, 7/15/11 ..............................................        Canada              100,000          101,625
   Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ..................    United States           100,000          110,000
   Station Casinos Inc., senior sub. note, 6.875%, 3/01/16 ....................    United States           100,000          103,500
                                                                                                                       -------------
                                                                                                                          1,580,394
                                                                                                                       -------------


                                                              Annual Report | 11

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY HIGH INCOME FUND                                                         COUNTRY      PRINCIPAL AMOUNT(c)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   CORPORATE BONDS (CONT.)
   ELECTRONIC TECHNOLOGY 3.8%
   Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 ...........      Singapore        $    100,000     $    103,500
   L-3 Communications Corp., senior sub. note, 5.875%, 1/15/15 ................    United States           100,000           98,250
   Xerox Corp., senior note, 7.125%, 6/15/10 ..................................    United States           100,000          106,000
                                                                                                                       -------------
                                                                                                                            307,750
                                                                                                                       -------------
   ENERGY MINERALS 5.1%

(a)Chesapeake Energy Corp., senior note, 144A, 6.25%, 1/15/18  ................    United States           100,000           99,250
(a)Markwest Energy Partners LP, senior note, 144A, 6.875%, 11/01/14 ...........    United States           100,000          101,500
   Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 ......................    United States           100,000          106,500
   Plains Exploration & Production Co., senior note, 7.125%, 6/15/14 ..........    United States           100,000          108,500
                                                                                                                       -------------
                                                                                                                            415,750
                                                                                                                       -------------
   HEALTH SERVICES 5.1%
(a)Davita Inc., senior sub. note, 144A, 7.25%, 3/15/15  .......................    United States           100,000          104,000
   Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ...................       Germany              100,000          104,750
   Tenet Healthcare Corp., senior note, 6.375%, 12/01/11  .....................    United States           100,000           95,500
   Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14 ......    United States           100,000          109,250
                                                                                                                       -------------
                                                                                                                            413,500
                                                                                                                       -------------
   INDUSTRIAL SERVICES 4.3%
   Allied Waste North America Inc., senior secured note, 6.50%, 11/15/10 ......    United States            50,000           49,563
   Allied Waste North America Inc., senior secured note, B, 5.75%, 2/15/11 ....    United States           100,000           94,750
(a)Grant Prideco Inc., 144A, senior note, 6.125%, 8/15/15  ....................    United States           100,000          102,500
   Hanover Equipment Trust 01, senior secured note, B, 8.75%, 9/01/11 .........    United States           100,000          107,250
                                                                                                                       -------------
                                                                                                                            354,063
                                                                                                                       -------------
   NON-ENERGY MINERALS 1.2%
(a)Novelis Inc., senior note, 144A, 7.25%, 2/15/15  ...........................        Canada              100,000          102,750
                                                                                                                       -------------
   PROCESS INDUSTRIES 10.4%
   Abitibi-Consolidated Inc., senior note, 8.375%, 4/01/15 ....................        Canada              100,000          104,500
   BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 ..............    United States           100,000          113,500
   Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 ........................    United States           100,000          113,500
   Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13 .......................    United States           100,000           96,750
   Nalco Co., senior sub. note, 8.875%, 11/15/13  .............................    United States           100,000          109,500
   Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14 ..........    United States           100,000          102,250
(a)PQ Corp., senior sub. note, 144A, 7.50%, 2/15/13 ...........................    United States           100,000          100,500
   Rhodia SA, senior note, 10.25%, 6/01/10 ....................................        France              100,000          108,250
                                                                                                                       -------------
                                                                                                                            848,750
                                                                                                                       -------------
   PRODUCER MANUFACTURING 8.7%
   Case New Holland Inc., senior note, 9.25%, 8/01/11 .........................    United States           100,000          108,750
(a)Commercial Vehicle Group Inc., senior note, 144A, 8.00%, 7/01/13 ...........    United States           100,000          105,000
   Fimep SA, senior note, 10.50%, 2/15/13 .....................................        France              100,000          115,500
(a)Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ...........................    United Kingdom          100,000           99,000
   Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 ................    United States            75,000           76,500
   Nortek Inc., senior sub. note, 8.50%, 9/01/14 ..............................    United States           100,000           97,875
   TRW Automotive Inc., senior note, 9.375%, 2/15/13 ..........................    United States           100,000          112,500
                                                                                                                       -------------
                                                                                                                            715,125
                                                                                                                       -------------
   REAL ESTATE DEVELOPMENT 1.3%
   Forest City Enterprises Inc., senior note, 7.625%, 6/01/15 .................    United States           100,000          107,250
                                                                                                                       -------------


12 | Annual Report

FRANKLIN GLOBAL TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FIDUCIARY HIGH INCOME FUND                                                         COUNTRY      PRINCIPAL AMOUNT(c)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
       CORPORATE BONDS (CONT.)
       REAL ESTATE INVESTMENT TRUSTS 1.3%
       Host Marriott LP, senior note, 7.125%, 11/01/13 ........................    United States      $    100,000     $    104,875
                                                                                                                       -------------

       RETAIL TRADE 2.5%
       Leslie's Poolmart, senior note, 7.75%, 2/01/13 .........................    United States           100,000          102,250
       Rite Aid Corp., senior note, 9.25%, 6/01/13 ............................    United States           100,000           99,500
                                                                                                                       -------------
                                                                                                                            201,750
                                                                                                                       -------------
       TECHNOLOGY SERVICES 2.6%
(a),(d)Sungard Data Systems Inc., senior note, 144A, 9.125%, 8/15/13 ..........    United States           100,000          104,375
       UGS Corp., senior sub. note, 10.00%, 6/01/12 ...........................    United States           100,000          111,500
                                                                                                                       -------------
                                                                                                                            215,875
                                                                                                                       -------------
       UTILITIES 11.4%
    (a)Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 ..................    United States           100,000          113,000
    (a)Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 ...............    United States           150,000          116,250
    (a)Dynegy Holdings Inc., senior secured note, 144A, 10.125%, 7/15/13 ......    United States           100,000          114,500
       El Paso Corp., senior note, 7.875%, 6/15/12 ............................    United States            50,000           52,750
       El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 ...............    United States           100,000          105,770
       Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 ............    United States           100,000          112,500
    (a)Texas Genco LLC, senior note, 144A, 6.875%, 12/15/14 ...................    United States           100,000          105,500
    (a)TXU Corp., 144A, 5.55%, 11/15/14 .......................................    United States           100,000           97,988
       Utilicorp United Inc., senior note, 9.95%, 2/01/11 .....................    United States           100,000          110,750
                                                                                                                       -------------
                                                                                                                            929,008
                                                                                                                       -------------
       TOTAL CORPORATE BONDS (COST $7,661,575) ................................                                           7,952,011
                                                                                                                       -------------

                                                                                  ------------
                                                                                     SHARES
                                                                                  ------------
       SHORT TERM INVESTMENT (COST $38,644) 0.5%
       MONEY FUND 0.5%
    (e)Franklin Institutional Fiduciary Trust Money Market Portfolio ..........   United States             38,644           38,644
                                                                                                                       -------------
       TOTAL INVESTMENTS (COST $7,700,219) 97.9% ..............................                                           7,990,655
       OTHER ASSETS, LESS LIABILITIES 2.1% ....................................                                             170,328
                                                                                                                       -------------
       NET ASSETS 100.0% ......................................................                                        $  8,160,983
                                                                                                                       =============

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Trust's Board of Trustees.

(b)   Defaulted securities. See Note 9.

(c)   The principal amount is stated in U.S. dollars unless otherwise stated.

(d)   See Note 1(b) regarding securities purchased on a delayed delivery basis.

(e) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


                         Annual Report | See notes to financial statements. | 13

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2005

                                                                                     ------------
                                                                                       FIDUCIARY
                                                                                      HIGH INCOME
                                                                                          FUND
                                                                                     ------------
Assets:
  Investments in securities:
    Cost - Unaffiliated issuers ...............................................      $ 7,661,575
    Cost - Sweep Money Fund (Note 7) ..........................................           38,644
                                                                                     ------------
    Total cost of investments .................................................      $ 7,700,219
                                                                                     ============
    Value - Unaffiliated issuers ..............................................      $ 7,952,011
    Value - Sweep Money Fund (Note 7) .........................................           38,644
                                                                                     ------------
    Total value of investments ................................................        7,990,655
  Receivables:
    Investment securities sold ................................................          259,886
    Interest ..................................................................          165,068
    Affiliates ................................................................           24,914
                                                                                     ------------
        Total assets ..........................................................        8,440,523
                                                                                     ------------
Liabilities:
  Payables:
    Investment securities purchased ...........................................          207,051
    Distributions to shareholders .............................................           48,685
    Professional fees .........................................................           15,182
  Other liabilities ...........................................................            8,622
                                                                                     ------------
        Total liabilities .....................................................          279,540
                                                                                     ------------
          Net assets, at value ................................................      $ 8,160,983
                                                                                     ============
Net assets consist of:
  Distributions in excess of net investment income ............................      $   (18,465)
  Net unrealized appreciation (depreciation) ..................................          290,436
  Accumulated net realized gain (loss) ........................................          114,638
  Paid-in capital .............................................................        7,774,374
                                                                                     ------------
         Net assets, at value .................................................      $ 8,160,983
                                                                                     ============
Shares outstanding ............................................................          771,550
                                                                                     ============
Net asset value and maximum offering price per share(a) .......................      $     10.58
                                                                                     ============

(a) Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


14| See notes to financial statements. | Annual Report

FRANKLIN GLOBAL TRUST

STATEMENT OF OPERATIONS
for the year ended July 31, 2005

                                                                                       -----------
                                                                                        FIDUCIARY
                                                                                       HIGH INCOME
                                                                                           FUND
                                                                                       -----------
Investment income:
 Dividends from Sweep Money Fund (Note 7) .......................................      $   1,916
 Interest .......................................................................        597,774
                                                                                       ----------
      Total investment income ...................................................        599,690
                                                                                       ----------
Expenses:
 Management fees (Note 3a) ......................................................         23,461
 Administrative fees (Note 3b) ..................................................         15,829
 Transfer agent fees (Note 3d) ..................................................            225
 Custodian fees (Note 4) ........................................................            129
 Reports to shareholders ........................................................         22,911
 Registration and filing fees ...................................................         16,987
 Professional fees ..............................................................         17,034
 Trustees' fees and expenses ....................................................              3
 Amortization of offering costs .................................................          1,326
 Other ..........................................................................          5,925
                                                                                       ----------
      Total expenses ............................................................        103,830
      Expense reductions (Note 4) ...............................................            (12)
      Expenses waived/paid by affiliate (Note 3e) ...............................        (64,203)
                                                                                       ----------
        Net expenses ............................................................         39,615
                                                                                       ----------
          Net investment income .................................................        560,075
                                                                                       ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ......................................        160,966
 Net change in unrealized appreciation (depreciation) on investments ............        142,162
                                                                                       ----------
Net realized and unrealized gain (loss) .........................................        303,128
                                                                                       ----------
Net increase (decrease) in net assets resulting from operations .................      $ 863,203
                                                                                       ==========


                         Annual Report | See notes to financial statements. | 15

FRANKLIN GLOBAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  -----------------------------
                                                                                                         FIDUCIARY HIGH
                                                                                                           INCOME FUND
                                                                                                  -----------------------------
                                                                                                        YEAR ENDED JULY 31,
                                                                                                      2005            2004(a)
                                                                                                  -----------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ...............................................................          $   560,075      $   504,045
   Net realized gain (loss) from investments ...........................................              160,966          272,791
   Net change in unrealized appreciation (depreciation) on investments .................              142,162          148,274
                                                                                                  -----------------------------
      Net increase (decrease) in net assets resulting from operations ..................              863,203          925,110
Distributions to shareholders from:
   Net investment income ...............................................................             (581,640)        (537,261)
   Net realized gains ..................................................................             (262,490)         (33,283)
                                                                                                  -----------------------------
Total distributions to shareholders ....................................................             (844,130)        (570,544)
Capital share transactions (Note 2) ....................................................              804,841        6,982,503
                                                                                                  -----------------------------
      Net increase (decrease) in net assets ............................................              823,914        7,337,069
Net assets:
   Beginning of year ...................................................................            7,337,069               --
                                                                                                  -----------------------------
   End of year .........................................................................          $ 8,160,983      $ 7,337,069
                                                                                                  =============================
Distributions in excess of net investment income included in net assets:
   End of year .........................................................................          $   (18,465)     $   (14,259)
                                                                                                  =============================

(a)   For the period August 25, 2003 (commencement of operations) to July 31,
      2004.


16 | See notes to financial statements. | Annual Report

FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

FIDUCIARY HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series. The Fiduciary High Income Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                                                              Annual Report | 17

FRANKLIN GLOBAL TRUST

FIDUCIARY HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

E. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


18| Annual Report

FRANKLIN GLOBAL TRUST

FIDUCIARY HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the year.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                       ----------------------------------------------------
                                                               YEAR ENDED                PERIOD ENDED
                                                             JULY 31, 2005             JULY 31, 2004(a)
                                                       ----------------------------------------------------
                                                          SHARES       AMOUNT        SHARES       AMOUNT
                                                       ----------------------------------------------------
Shares sold .........................................    496,713    $ 5,508,000     711,372    $ 7,118,366
Shares issued in reinvestment of distributions ......     24,509        262,490       3,124         33,283
Shares redeemed .....................................   (447,783)    (4,965,649)    (16,385)      (169,146)
                                                       ----------------------------------------------------
Net increase (decrease) .............................     73,439    $   804,841     698,111    $ 6,982,503
                                                       ====================================================

(a)   For the period August 25, 2003 (commencement of operations) to July 31,
      2004.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or trustees of the following subsidiaries:

-----------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                         AFFILIATION
-----------------------------------------------------------------------------------------------------------
Fiduciary International Inc. (Fiduciary)                                           Investment manager
Franklin Advisers Inc. (Advisers)                                                  Investment manager
Franklin Templeton Services LLC (FT Services)                                      Administrative manager
Franklin Templeton Distributors Inc. (Distributors)                                Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)                       Transfer agent


                                                              Annual Report | 19

FRANKLIN GLOBAL TRUST

FIDUCIARY HIGH INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Fiduciary of 0.30% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Advisers, an affiliate of Fiduciary, provides subadvisory services to the Fund and receives from Fiduciary fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted a distribution plan pursuant to Rule 12B-1 under the 1940 Act. The Fund has not activated the plan.

D. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $225, of which $52 was retained by Investor Services.

E. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Fiduciary agreed in advance to voluntarily waive management fees and assume payment of other expenses, as noted in the Statement of Operations. Total expenses waived /paid by FT Services and Fiduciary are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.


20 | Annual Report

FRANKLIN GLOBAL TRUST

FIDUCIARY HIGH INCOME FUND

5. INCOME TAXES

The tax character of distributions paid during the year ended July 31, 2005 and the period ended 2004, was as follows:

                                                        ------------------------
                                                           2005           2004
                                                        ------------------------
Distributions paid from ordinary income ........        $844,130       $570,544

      At July 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ........................................        $ 7,718,460
                                                                    ============

Unrealized appreciation ....................................        $   295,523
Unrealized depreciation ....................................            (23,328)
                                                                    ------------
Net unrealized appreciation (depreciation) .................        $   272,195
                                                                    ============

Undistributed ordinary income ..............................        $   128,221
Undistributed long term capital gains ......................             34,877
                                                                    ------------
Distributable earnings .....................................        $   163,098
                                                                    ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums, and offering costs.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended July 31, 2005, aggregated $4,627,985 and $4,137,815, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


                                                              Annual Report | 21

FRANKLIN GLOBAL TRUST

FIDUCIARY HIGH INCOME FUND

8. SHAREHOLDER CONCENTRATIONS

The Fund has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At July 31, 2005, there were two unaffiliated shareholders, one holding 66% and the other holding the remaining 34% of the Fund's outstanding shares.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 99.5% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At July 31, 2005, the value of these securities was $43,625, representing 0.53% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").


22 | Annual Report

FRANKLIN GLOBAL TRUST

FIDUCIARY HIGH INCOME FUND

10. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


                                                              Annual Report | 23

FRANKLIN GLOBAL TRUST

FIDUCIARY HIGH INCOME FUND

10. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


24| Annual Report

FRANKLIN GLOBAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FIDUCIARY HIGH INCOME FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fiduciary High Income Fund (one of the funds constituting the Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
September 9, 2005


                                                              Annual Report | 25

FRANKLIN GLOBAL TRUST

TAX DESIGNATION (UNAUDITED)

FIDUCIARY HIGH INCOME FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund designates $34,877 as a capital gain dividend for the fiscal year ended July 31, 2005.


26| Annual Report

FRANKLIN GLOBAL TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                       LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION   TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)        Trustee    Since 2000         142                          Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                      company).
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)       Trustee    Since 2000         57                           None
One Franklin Parkway
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
----------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)     Trustee    Since 2000         143                          None
One Franklin Parkway
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
----------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)        Trustee    Since 2000         135                          Director, Amerada Hess Corporation
One Franklin Parkway                                                                      (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                  gas), H.J. Heinz Company (processed
                                                                                          foods and allied products), RTI
                                                                                          International Metals, Inc. (manufac-
                                                                                          ture and distribution of titanium),
                                                                                          Canadian National Railway (railroad),
                                                                                          and White Mountains Insurance
                                                                                          Group, Ltd. (holding company).
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 27

----------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                       LENGTH OF              FUND COMPLEX OVERSEEN
AND ADDRESS                    POSITION   TIME SERVED            BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)       Trustee    Since 2000             116                      Director, The California Center for
One Franklin Parkway                                                                      Land Recycling (redevelopment).
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
----------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)       Trustee    Since 2000             142                      Director, Martek Biosciences
One Franklin Parkway                                                                      Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                  (biotechnology), and Overstock.com
                                                                                          (Internet services); and FORMERLY,
                                                                                          Director, MCI Communication
                                                                                          Corporation (subsequently known as
                                                                                          MCI WorldCom, Inc. and WorldCom,
                                                                                          Inc.) (communications services)
                                                                                          (1988-2002), White Mountains
                                                                                          Insurance Group, Ltd. (holding com-
                                                                                          pany) (1987-2004) and Spacehab,
                                                                                          Inc. (aerospace services) (1994-2003).
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)          Trustee    Since June 2005        96                       Director, White Mountains Insurance
One Franklin Parkway                                                                      Group, Ltd. (holding company),
San Mateo, CA 94403-1906                                                                  Amerada Hess Corporation (explo-
                                                                                          ration and refining of oil and gas) and
                                                                                          Sentient Jet (private jet service); and
                                                                                          FORMERLY, Director, Becton Dickinson
                                                                                          and Company (medical technology),
                                                                                          Cooper Industries, Inc. (electrical
                                                                                          products and tools and hardware),
                                                                                          Health Net, Inc. (formerly, Foundation
                                                                                          Health) (integrated managed care),
                                                                                          The Hertz Corporation, Pacific
                                                                                          Southwest Airlines, The RCA
                                                                                          Corporation, Unicom (formerly,
                                                                                          Commonwealth Edison) and UAL
                                                                                          Corporation (airlines).
----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
----------------------------------------------------------------------------------------------------------------------------------


28 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)        Trustee and      Since 2000         22                        None
One Franklin Parkway            Vice President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and       Since 2000        142                       None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940) Trustee,         Trustee and        126                       None
One Franklin Parkway            President and    President since
San Mateo, CA 94403-1906        Chief            2000 and Chief
                                Executive        Executive Officer
                                Officer -        - Investment
                                Investment       Management
                                Management       since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief            Since 2004         Not Applicable            Not Applicable
One Franklin Parkway            Compliance
San Mateo, CA 94403-1906        Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)          Treasurer        Since 2004         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable            Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)        Vice President  Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.;
and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)         Vice President  Since 2002         Not Applicable            Not Applicable
600 Fifth Avenue                 - AML
Rockefeller Center               Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc.
and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


30 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)   Vice President  Since 2000         Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)         Vice President  Since 2000         Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief           Since 2004         Not Applicable            Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources. Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE TRUST'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE TRUST'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST'S, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 31

FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held February 28, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of seven separate funds comprising Franklin Global Trust ( "Fund(s)"). In approving the renewal of the Fund's investment advisory contracts, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by each Fund's Investment Manager ("Manager") and its affiliates.

Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all Funds were approved at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and


32| Annual Report

FRANKLIN GLOBAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

other management personnel with the Code of Ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third-party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one year period ended December 31, 2004, and for additional periods ended that date depending on when a particular Fund commenced operations. Investment performance was shown on a total return basis for each Fund and on an income return basis. The following summarizes the performance results for Fiduciary High Income Fund and the Board's view of such performance.

The Performance Universe for this Fund consisted of the Fund and all retail and institutional high current yield funds as selected by Lipper. This Fund has been in existence for only one full year and the Lipper report showed the Fund's income and total return to each be in the highest quintile or such performance universe for the one-year period. The Board was satisfied with this Fund's performance.


                                                              Annual Report | 33

FRANKLIN GLOBAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment advisory contract were similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes the advisory and administrative fees directly charged to each Fund as being part of the management fee. Both the effective management fee rate and actual total expenses were in the first or least expensive quintile of their Lipper expense group for the Fund. The Board was satisfied with these comparative expenses--noting that the Fund benefited from fee waivers or reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability.

Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder


34 | Annual Report

FRANKLIN GLOBAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Trustees believe that no economies of scale existed in the management of the Fund, which had been in existence for only one full year and benefited from partial fee waivers or expense reimbursements.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Funds file a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 35

                      This page intentionally left blank.

       [LOGO](R)                  FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN(R) TEMPLETON(R)
     INSTITUTIONAL                600 Fifth Avenue
                                  New York, NY 10020
                                  FRANKLINTEMPLETONINSTITUTIONAL.COM

ANNUAL REPORT

FIDUCIARY HIGH INCOME FUND

INVESTMENT MANAGER

Fiduciary International, Inc.

DISTRIBUTOR

Franklin Templeton Distributors
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

067 A20050 9/05




--------------------------------------------------------------------------------
                                                      ANNUAL REPORT | 07 31 2005
--------------------------------------------------------------------------------

THE EXPERTISE OF MANY. THE STRENGTH OF ONE.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
                            ----------------------------------------------------
                            FRANKLIN GLOBAL TRUST

                            ----------------------------------------------------

                            Franklin International Smaller Companies Growth Fund

                                     [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INSTITUTIONAL

                        FRANKLIN o TEMPLETON o FIDUCIARY

Contents

ANNUAL REPORT
--------------------------------------------------------------------------------

  Franklin International Smaller Companies Growth Fund ....................    2

  Performance Summary .....................................................    6

  Your Fund's Expenses ....................................................    8

  Financial Highlights and Statement of Investments .......................   10

  Financial Statements ....................................................   14

  Notes to Financial Statements ...........................................   17

  Report of Independent Registered Public Accounting Firm .................   25

  Tax Designation .........................................................   26

  Board Members and Officers ..............................................   27

  Shareholder Information .................................................   32

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------


                                                              Annual Report  | 1

ANNUAL REPORT

FRANKLIN INTERNATIONAL SMALLER
COMPANIES GROWTH FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: The Fund seeks long-term capital appreciation by investing at least 80% of its net assets in a diversified portfolio of marketable equity and equity-related securities of smaller international companies with market capitalizations not exceeding $2 billion (or the equivalent in local currencies), or the highest market capitalization of Standard & Poor's (S&P)/Citigroup Cap-Range <$2 Billion EPAC Index, whichever is greater at the time of purchase. The Fund considers international companies to be those organized under the laws of a country outside North America or having a principal office in a country outside of North America, or whose securities are listed or traded principally on a recognized stock exchange or over-the-counter outside of North America.

--------------------------------------------------------------------------------
  PERFORMANCE DATA REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you the Franklin International Smaller Companies Growth Fund annual report covering the 12-month period ended July 31, 2005.

PERFORMANCE OVERVIEW

The Fund posted a 35.86% cumulative total return for the 12-month period ended July 31, 2005. The Fund outperformed its benchmark, the S&P/Citigroup Cap-Range
<$2 Billion EPAC Index(1), which returned 31.62% during the same period. You can find the Fund's long-term performance data in the Performance Summary beginning on page 6.

ECONOMIC AND MARKET OVERVIEW

The non-U.S. stock market had strong gains in the period under review as represented by the S&P/Citigroup EPAC BMI Index's gain of 23.8%. Small cap stocks outperformed large caps over the past year by 920 basis points. Small cap companies in the S&P/Citigroup EPAC <$2 Billion Index increased 31.6%, compared to large cap's 22.4% gain. In the period under review, performance varied by investment style: the S&P/Citigroup EPAC EMI Growth Index gained

(1) Source: Standard & Poor's Micropal. S&P/Citigroup Cap-Range <$2 Billion EPAC Index is a float-adjusted, market capitalization-weighted index designed to measure the performance of European and Asian equity securities with market capitalizations of less than $2 billion. The index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL VALUE, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


2 |  Annual Report

27.2% versus the S&P/Citigroup EPAC EMI Value's rise of 31.8%. Sector performance was mixed over the past year. The energy minerals and industrials sectors, led by oil and gas production and contract drilling, were the year's strongest performers on record high crude oil prices. The technology services sector posted gains of 15.3%, the weakest gains of the index. The electronic technology and retail trade sectors were the next weakest performers returning 15.9% and 18.0%, respectively.

INVESTMENT STRATEGY

In choosing individual equity investments, we utilize a fundamental "bottom-up" approach involving in-depth qualitative and quantitative analysis of individual equity securities. In narrowing down the universe of eligible investments, we employ a thematic approach to identify sectors that may benefit from longer-term dynamic growth. Within these sectors, we focus on companies with proprietary products and services, and that we believe have strong probability of retaining or widening margins, and a strong balance sheet. The Fund may, from time to time, have significant positions in particular sectors such as technology (including electronic technology, technology services, biotechnology, and health care technology) or in one or more countries, particularly Japan or the United Kingdom, which represent heavier weightings in the S&P/Citigroup Cap-Range <$2 Billion EPAC Index.

We do not select investments for the Fund that are merely representative of the small cap asset class, but instead aim to produce a portfolio of securities of exceptionally dynamic companies operating in sectors that offer attractive growth potential. While we seek to outperform the S&P/Citigroup Cap-Range <$2 Billion EPAC Index, positions may be taken by the Fund that are not represented in the index.

MANAGER'S DISCUSSION

On a sector basis, performance was most helped by strong stock selection within the producer manufacturing sector, where SolarWorld AG, a German solar power company, gained more than 300% in the year. Daifuku Co., a Japanese factory, distribution, and cleanroom automation company, and Neopost SA, a French mailing solutions company, also helped performance within that sector. In the health technology sector, positions in Amplifon SpA, an Italian company that produces and distributes hearing and biomedical devices; Topcon Corporation, a Japanese medical equipment manufacturer; and Elekta AB, a Swedish company that provides systems and clinical solutions for treatment of severe diseases, contributed to performance. Tandberg Television ASA, a Norwegian television on-demand content provider and interactive television provider; Tamura Taiko

GEOGRAPHIC DISTRIBUTION
As of 7/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Europe                                                                     54.9%
--------------------------------------------------------------------------------
Asia
--------------------------------------------------------------------------------
Australia & New Zealand                                                     5.3%
--------------------------------------------------------------------------------
Short-Term Investments
& Other Net Assets                                                          0.9%
--------------------------------------------------------------------------------

TOP 10 HOLDINGS
As of 7/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
CTS Eventim                                                                 2.2%
  MEDIA
--------------------------------------------------------------------------------
Solarworld AG                                                               2.1%
  ELECTRICAL EQUIPMENT
--------------------------------------------------------------------------------
Pfleiderer AG                                                               2.1%
  BUILDING PRODUCTS
--------------------------------------------------------------------------------
Nokian Renkaat OYJ                                                          2.0%
  AUTO COMPONENTS
--------------------------------------------------------------------------------
Daifuku Co. Ltd.                                                            2.0%
  MACHINERY
--------------------------------------------------------------------------------
Tamura Taiko Holdings Inc.                                                  1.9%
  COMMUNICATIONS EQUIPMENT
--------------------------------------------------------------------------------
CHIYODA Corp.                                                               1.9%
  CONSTRUCTION & ENGINEERING
--------------------------------------------------------------------------------
Tandberg Television ASA                                                     1.8%
  COMMUNICATIONS EQUIPMENT
--------------------------------------------------------------------------------
Generale de Sante                                                          1.8%
  HEALTH CARE PROVIDERS & SERVICES
--------------------------------------------------------------------------------
Axalto International NV                                                     1.7%
  COMPUTERS & PERIPHERALS
--------------------------------------------------------------------------------


                                                              Annual Report  | 3

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 7/31/05

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

Machinery                                                                   7.3%
Health Care Providers & Services                                            6.6%
Construction & Engineering                                                  6.6%
Health Care Equipment & Supplies                                            6.1%
Communications Equipment                                                    5.4%
Electrical Equipment                                                        5.1%
Media                                                                       4.7%
Textiles, Apparel & Luxury Goods                                            4.6%
Household Durables                                                          4.2%
Commercial Services & Supplies                                              4.0%
Metals & Mining                                                             3.9%
Specialty Retail                                                            3.7%
Building Products                                                           3.4%
Energy Equipment & Services                                                 3.2%
Food Products                                                               3.1%
IT Services                                                                 3.0%
Hotels Restaurants & Leisure                                                3.0%
Diversified Consumer Services                                               2.5%
Trading Companies & Distributors                                            2.5%
Auto Components                                                             2.0%
Capital Markets                                                             1.9%
Computers & Peripherals                                                     1.7%
Road & Rail                                                                 1.6%
Food & Staples Retailing                                                    1.5%
Personal Products                                                           1.5%
Other                                                                       6.0%
Short-Term Investments & Other Net Assets                                   0.9%

Holdings, a Japanese telecommunications equipment company; and Axalto International NV, a French smartcard company, all within the electronic technology sector, benefited results.

Performance was most burdened by selection in the consumer non-durables sector where weak performance from Oriflame Cosmetics SA, a Belgian skincare and cosmetics company, and Pulmuone Company Limited, a South Korean fresh and natural food company, impaired results. We were also hurt by our selection within the consumer services sector. In particular, a position in Accord Customer Care Solutions, a Singapore-based mobile communication after-market service and distribution management company, impaired results.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended July 31, 2005, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's significant investment in securities with non-U.S. currency exposure.


4 |  Annual Report

We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,


[PHOTO OMITTED]   /s/ Margaret S. Lindsay

                  Margaret S. Lindsay
                  Executive Vice President
                  Fiduciary International, Inc.


[PHOTO OMITTED]   /s/ Pratik Patel

                  Pratik Patel
                  Vice President
                  Fiduciary International, Inc.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JULY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report  | 5

PERFORMANCE SUMMARY AS OF 7/31/05

The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of Fund dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE(1)

------------------------------------------------------------------------------------------------
                                                                       AVERAGE        CUMULATIVE
                                                                       ANNUAL            TOTAL
                                                                   TOTAL RETURN(2)     RETURN(3)
                                                        1-YEAR       (10/15/02)       (10/15/02)
------------------------------------------------------------------------------------------------
FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND    35.86%         32.75%          120.55%
------------------------------------------------------------------------------------------------
S&P/CITIGROUP CAP-RANGE <$2 BILLION EPAC INDEX(4)       31.62%         34.73%          129.92%
------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.

THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS INVOLVE CERTAIN RISKS AS SUCH STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY INVEST IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS IN ADDITION TO THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PORTFOLIO INCLUDES TECHNOLOGY STOCKS, A SECTOR WHICH HAS BEEN ONE OF THE MOST VOLATILE AND INVOLVES SPECIAL RISKS. THESE AND OTHER RISKS ARE DESCRIBED MORE FULLY IN THE FUND'S PROSPECTUS.


6 |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the hypothetical investment of $10,000 in the Franklin International Smaller Companies Growth Fund from inception on 10/15/02 through 7/31/05, compared with the S&P/Citigroup Cap-Range <$2 Billion EPAC Index.(4) Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees, and reinvested dividends. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                            FRANKLIN
                     INTERNATIONAL SMALLER
                        COMPANIES GROWTH         S&P/CITIGROUP CAP-RANGE
                              FUND               < $2 BILLION EPAC INDEX
    10/15/2002              $10,000                      $10,000
    10/31/2002               $9,970                       $9,956
    11/30/2002              $10,180                      $10,312
    12/31/2002              $10,206                      $10,235
     1/31/2003              $10,025                      $10,085
     2/28/2003               $9,845                      $10,065
     3/31/2003               $9,714                      $10,003
     4/30/2003              $10,597                      $10,832
     5/31/2003              $11,459                      $11,742
     6/30/2003              $11,600                      $12,300
     7/31/2003              $12,092                      $12,700
     8/31/2003              $12,664                      $13,507
     9/30/2003              $13,266                      $14,276
    10/31/2003              $14,992                      $15,258
    11/30/2003              $15,011                      $15,244
    12/31/2003              $15,653                      $16,178
     1/31/2004              $16,688                      $16,855
     2/29/2004              $16,947                      $17,340
     3/31/2004              $17,340                      $18,249
     4/30/2004              $17,113                      $17,659
     5/31/2004              $16,637                      $17,417
     6/30/2004              $17,392                      $18,225
     7/31/2004              $16,234                      $17,467
     8/31/2004              $16,090                      $17,642
     9/30/2004              $16,493                      $18,081
    10/31/2004              $17,072                      $18,687
    11/30/2004              $18,510                      $20,118
    12/31/2004              $19,459                      $21,100
     1/31/2005              $19,921                      $21,573
     2/28/2005              $20,855                      $22,481
     3/31/2005              $20,323                      $22,092
     4/30/2005              $20,069                      $21,597
     5/31/2005              $20,242                      $21,578
     6/30/2005              $21,037                      $22,122
     7/31/2005              $22,055                      $22,989

ENDNOTES

(1) For periods prior to July 31, 2005, the manager and administrator agreed in advance to waive or reduce their respective fees and to assume as their own expenses certain expenses otherwise payable by the Fund so that total Fund annual operating expenses did not exceed 0.95%. Without this waiver or reduction, total return would have been lower. After July 31, 2005, the manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(4) Source: Standard & Poor's Micropal. See page 2 for a description of the S&P/Citigroup Cap-Range <$2 Billion EPAC Index.


                                                              Annual Report  | 7

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD A TOTAL ASSET VALUE OF $8,600, THEN $8,600 / $1,000 =
      8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the expenses paid for this period were $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% semiannual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund's prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 1/31/05      VALUE 7/31/05   PERIOD* 1/31/05-7/31/05
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000.00          $1,107.20               $4.96
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000.00          $1,020.08               $4.76
--------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.95% net of expense waiver, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report  | 9

FRANKLIN GLOBAL TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

                                                                                  --------------------------------------
                                                                                            YEAR ENDED JULY 31,
                                                                                     2005          2004          2003(c)
                                                                                  --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........................................     $ 15.70       $ 12.06       $ 10.00
                                                                                  -----------------------------------
Income from investment operations:

  Net investment income(a) ..................................................        0.16          0.02          0.07

  Net realized and unrealized gains (losses) ................................        5.12          4.07          2.02
                                                                                  -----------------------------------
Total from investment operations ............................................        5.28          4.09          2.09
                                                                                  -----------------------------------
Less distributions from:

  Net investment income .....................................................       (0.03)        (0.08)        (0.03)

  Net realized gains ........................................................       (1.84)        (0.37)           --
                                                                                  -----------------------------------
Total distributions .........................................................       (1.87)        (0.45)        (0.03)
                                                                                  -----------------------------------
Net asset value, end of year ................................................     $ 19.11       $ 15.70       $ 12.06
                                                                                  ===================================
Total return(b) .............................................................       35.86%        34.25%        20.92%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............................................     $16,382       $ 8,653       $ 2,411

Ratios to average net assets:

  Expenses ..................................................................        1.48%         1.53%         5.06%(d)

  Expenses net of waiver and payments by affiliate and expense reduction ....        0.95%         0.95%         0.75%(d)

  Net investment income .....................................................        0.95%         0.13%         0.65%(d)

Portfolio turnover rate .....................................................      113.27%       108.64%       126.43%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c)   For the period October 15, 2002 (commencement of operations) to July 31,
      2003.

(d)   Not annualized.


10 |  See notes to financial statements. | Annual Report

FRANKLIN GLOBAL TRUST

STATEMENT OF INVESTMENTS, JULY 31, 2005

----------------------------------------------------------------------------------------------------------
   FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND           COUNTRY          SHARES         VALUE
----------------------------------------------------------------------------------------------------------
   COMMON STOCKS 99.1%
   AUTO COMPONENTS 2.0%
   Nokian Renkaat OYJ ....................................        Finland           16,400     $   332,450
                                                                                               -----------
   BUILDING PRODUCTS 3.4%
   Kingspan Group PLC ....................................        Ireland           16,070         209,445
(a)Pfleiderer AG .........................................        Germany           15,932         342,858
                                                                                               -----------
                                                                                                   552,303
                                                                                               -----------
   CAPITAL MARKETS 1.9%
   ABG Sundal Collier ASA ................................         Norway          138,300         138,415
   Intermediate Capital Group PLC ........................     United Kingdom        8,135         165,866
                                                                                               -----------
                                                                                                   304,281
                                                                                               -----------
   CHEMICALS 1.2%
   Toyo Ink Manufacturing Co. Ltd. .......................         Japan            49,000         196,985
                                                                                               -----------
   COMMERCIAL SERVICES & SUPPLIES 4.0%
(a)Eurofins Scientific ...................................         France            7,340         239,383
   Park24 Co. Ltd. .......................................         Japan            11,600         240,388
   Sato Corp. ............................................         Japan             7,900         179,873
                                                                                               -----------
                                                                                                   659,644
                                                                                               -----------
   COMMUNICATIONS EQUIPMENT 5.4%
   EVS Broadcast Equipment SA ............................        Belgium            9,050         273,209
   Tamura Taiko Holdings Inc. ............................         Japan            39,000         317,730
(a)Tandberg Television ASA ...............................         Norway           23,000         293,051
                                                                                               -----------
                                                                                                   883,990
                                                                                               -----------
   COMPUTERS & PERIPHERALS 1.7%
(a)Axalto International NV ...............................         France            8,141         281,299
                                                                                               -----------
   CONSTRUCTION & ENGINEERING 6.6%
   Astaldi ...............................................         Italy            36,067         223,667
   CHIYODA Corp. .........................................         Japan            22,000         305,243
   Kon Bam Groep NV ......................................      Netherlands          3,870         274,951
   United Group Ltd. .....................................       Australia          39,397         274,917
                                                                                               -----------
                                                                                                 1,078,778
                                                                                               -----------
   DIVERSIFIED CONSUMER SERVICES 2.5%
   A.B.C. Learning Centres Ltd. ..........................       Australia          44,805         183,117
(a)Mega Study Co. Ltd. ...................................      South Korea          5,700         231,721
                                                                                               -----------
                                                                                                   414,838
                                                                                               -----------
   DIVERSIFIED TELECOMMUNICATION SERVICES 1.1%
   Eircom Group PLC ......................................        Ireland           91,330         187,131
                                                                                               -----------
   ELECTRICAL EQUIPMENT 5.1%
   Neomax Co. Ltd. .......................................         Japan            11,000         233,335
   Nexans SA .............................................         France            5,480         243,833
   Solarworld AG .........................................        Germany            3,596         349,219
                                                                                               -----------
                                                                                                   826,387
                                                                                               -----------


                                                             Annual Report  | 11

FRANKLIN GLOBAL TRUST

----------------------------------------------------------------------------------------------------------
   FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND           COUNTRY          SHARES         VALUE
----------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ELECTRONIC EQUIPMENT & INSTRUMENTS 0.9%
   Laird Group PLC .......................................     United Kingdom       25,590     $   147,757
                                                                                               -----------
   ENERGY EQUIPMENT & SERVICES 3.2%
   SBM Offshore NV .......................................      Netherlands          3,370         246,373
(a)Stolt Offshore SA .....................................         Norway           23,640         272,996
                                                                                               -----------
                                                                                                   519,369
                                                                                               -----------
   FOOD & STAPLES RETAILING 1.5%
   Seijo Corp. ...........................................         Japan            11,300         251,256
                                                                                               -----------
   FOOD PRODUCTS 3.1%
   Kibun Food Chemifa Co. Ltd. ...........................         Japan            10,200         259,910
   Unicharm Petcare Corp. ................................         Japan             4,200         246,543
                                                                                               -----------
                                                                                                   506,453
                                                                                               -----------
   HEALTH CARE EQUIPMENT & SUPPLIES 6.1%
   Elekta AB, B ..........................................         Sweden            5,800         272,761
(a)Gyrus Group PLC .......................................     United Kingdom       44,800         237,414
   Nakanishi Inc. ........................................         Japan             2,500         244,586
   Topcon Corp. ..........................................         Japan            13,000         242,807
                                                                                               -----------
                                                                                                   997,568
                                                                                               -----------
   HEALTH CARE PROVIDERS & SERVICES 6.6%
   Amplifon SpA ..........................................         Italy             4,250         277,731
   Generale de Sante .....................................         France            9,489         288,992
   Parkway Holdings Ltd. .................................       Singapore         214,000         270,032
   Primary Health Care Ltd ...............................       Australia          34,883         246,058
                                                                                               -----------
                                                                                                 1,082,813
                                                                                               -----------
   HOTELS RESTAURANTS & LEISURE 3.0%
   Elior .................................................         France           18,527         247,982
   Hana Tour Service Inc. ................................      South Korea          9,290         238,310
                                                                                               -----------
                                                                                                   486,292
                                                                                               -----------
   HOUSEHOLD DURABLES 4.2%
   Fourlis SA ............................................         Greece           26,580         233,958
   Rational AG ...........................................        Germany            2,039         225,701
(a)Raymarine PLC .........................................     United Kingdom       62,234         235,184
                                                                                               -----------
                                                                                                   694,843
                                                                                               -----------
   IT SERVICES 3.0%
(a)Alten .................................................         France            8,710         258,720
   HIQ International AB ..................................         Sweden           49,850         236,679
                                                                                               -----------
                                                                                                   495,399
                                                                                               -----------
   MACHINERY 7.3%
   Andritz AG ............................................        Austria            2,550         244,207
   Daifuku Co. Ltd .......................................         Japan            31,000         327,274
   OSG Corp. .............................................         Japan            16,000         207,764
   Toshiba Machine Co., Ltd ..............................         Japan            29,000         168,168
   Whatman PLC ...........................................     United Kingdom       50,450         245,187
                                                                                               -----------
                                                                                                 1,192,600
                                                                                               -----------


12 |  Annual Report

FRANKLIN GLOBAL TRUST

----------------------------------------------------------------------------------------------------------
   FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND           COUNTRY          SHARES         VALUE
----------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   MEDIA 4.7%
   Arbeit-Times Co. Ltd. .................................         Japan            18,300     $   183,920
(a)CTS Eventim ...........................................        Germany            7,440         353,143
   Zenrin Co. Ltd ........................................         Japan            14,300         237,581
                                                                                               -----------
                                                                                                   774,644
                                                                                               -----------
   METALS & MINING 3.9%
   Macarthur Coal Ltd. ...................................       Australia          30,104         168,602
   Sumitomo Titanium Corp. ...............................         Japan             1,900         242,496
   Tubacex SA ............................................         Spain            61,810         231,560
                                                                                               -----------
                                                                                                   642,658
                                                                                               -----------
   OFFICE ELECTRONICS 1.4%
   Neopost SA ............................................         France            2,494         231,920
                                                                                               -----------
   PERSONAL PRODUCTS 1.5%
   Milbon Co. Ltd. .......................................         Japan             7,700         243,118
                                                                                               -----------
   PHARMACEUTICALS 1.4%
   Meda AB, A ............................................         Sweden           24,050         235,177
                                                                                               -----------
   ROAD & RAIL 1.6%
   DSV De Sammenslut Vognmaend AS, B .....................        Denmark            2,750         259,645
                                                                                               -----------
   SPECIALTY RETAIL 3.7%
   Aoyama Trading Co. Ltd. ...............................         Japan             6,200         157,158
   Hard Off Corp. Ltd. ...................................         Japan             9,000         219,727
   Point Inc. ............................................         Japan             5,540         232,075
                                                                                               -----------
                                                                                                   608,960
                                                                                               -----------
   TEXTILES, APPAREL & LUXURY GOODS 4.6%
   Koninklijke Ten Cate NV ...............................      Netherlands          2,560         258,232
   Peace Mark Holdings Ltd. ..............................       Hong Kong         910,000         232,964
   Top Form International Ltd. ...........................       Hong Kong         800,000         254,718
                                                                                               -----------
                                                                                                   745,914
                                                                                               -----------
   TRADING COMPANIES & DISTRIBUTORS 2.5%
   Advan Co. Ltd. ........................................         Japan            17,000         214,853
   Grafton Group PLC .....................................        Ireland           16,813         191,203
                                                                                               -----------
                                                                                                   406,056
                                                                                               -----------
   TOTAL COMMON STOCKS (COST $12,820,384) ................                                      16,240,528
                                                                                               -----------

                                                                                 ---------
                                                                                 PRINCIPAL
                                                                                   AMOUNT
                                                                                 ---------
   SHORT TERM INVESTMENT (COST $140,000) 0.9%
   TIME DEPOSIT 0.9%
   Deutsche Bank Securities, 3.25%, 8/01/05 ..............     United States      $140,000         140,000
                                                                                               -----------
   TOTAL INVESTMENTS (COST $12,960,384) 100.0% ...........                                      16,380,528
   OTHER ASSETS, LESS LIABILITIES 0.0%(b) ................                                           1,837
                                                                                               -----------
   NET ASSETS 100.0% .....................................                                     $16,382,365
                                                                                               ===========

(a)   Non-income producing.

(b)   Rounds to less than 0.05% of net assets.


                        Annual Report | See notes to financial statements.  | 13

FRANKLIN GLOBAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2005

                                                                   -------------
                                                                     FRANKLIN
                                                                   INTERNATIONAL
                                                                      SMALLER
                                                                     COMPANIES
                                                                    GROWTH FUND
                                                                   -------------
Assets:
  Investments in securities:
    Cost .......................................................    $12,960,384
                                                                    ===========
    Value ......................................................    $16,380,528
  Cash .........................................................         10,621
  Receivables:
    Dividends and interest .....................................         13,582
    Affiliates .................................................          5,085
                                                                    -----------
        Total assets ...........................................     16,409,816
                                                                    -----------
Liabilities:
  Payables:
    Reports to shareholders ....................................          8,610
    Professional fees ..........................................         16,828
  Other liabilities ............................................          2,013
                                                                    -----------
        Total liabilities ......................................         27,451
                                                                    -----------
          Net assets, at value .................................    $16,382,365
                                                                    ===========
Net assets consist of:
  Undistributed net investment income ..........................    $    98,586
  Net unrealized appreciation (depreciation) ...................      3,420,073
  Accumulated net realized gain (loss) .........................        795,711
  Paid-in capital ..............................................     12,067,995
                                                                    -----------
          Net assets, at value .................................    $16,382,365
                                                                    ===========
Shares outstanding .............................................        857,231
                                                                    ===========
Net asset value and maximum offering price per share(a) ........    $     19.11
                                                                    ===========

(a) Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.


14 |  See notes to financial statements. | Annual Report

FRANKLIN GLOBAL TRUST

STATEMENT OF OPERATIONS
for the year ended July 31, 2005

                                                                                   -------------
                                                                                     FRANKLIN
                                                                                   INTERNATIONAL
                                                                                      SMALLER
                                                                                     COMPANIES
                                                                                    GROWTH FUND
                                                                                   -------------
Investment income:
  Dividends (net of foreign taxes of $21,690) .................................     $   219,411
  Interest ....................................................................           8,353
                                                                                    -----------
      Total investment income .................................................         227,764
                                                                                    -----------
Expenses:
  Management fees (Note 3a)  ..................................................          89,724
  Administrative fees (Note 3b) ...............................................          23,926
  Transfer agent fees (Note 3c) ...............................................             189
  Custodian fees (Note 4) .....................................................           3,757
  Reports to shareholders .....................................................          22,197
  Registration and filing fees ................................................          15,664
  Professional fees ...........................................................          15,799
  Trustees' fees and expenses .................................................               5
  Other .......................................................................           6,032
                                                                                    -----------
      Total expenses ..........................................................         177,293
      Expense reductions (Note 4)  ............................................            (818)
      Expenses waived/paid by affiliate (Note 3d) .............................         (62,877)
                                                                                    -----------
        Net expenses ..........................................................         113,598
                                                                                    -----------
          Net investment income ...............................................         114,166
                                                                                    -----------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments ...............................................................       1,150,466
    Foreign currency transactions .............................................          (7,938)
                                                                                    -----------
        Net realized gain (loss) ..............................................       1,142,528
                                                                                    -----------
  Net change in unrealized appreciation (depreciation) on:
    Investments ...............................................................       2,327,716
    Translation of assets and liabilities denominated in foreign currencies ...           3,017
                                                                                    -----------
        Net change in unrealized appreciation (depreciation)  .................       2,330,733
                                                                                    -----------
Net realized and unrealized gain (loss) .......................................       3,473,261
                                                                                    -----------
Net increase (decrease) in net assets resulting from operations ...............     $ 3,587,427
                                                                                    ===========


                        Annual Report | See notes to financial statements.  | 15

FRANKLIN GLOBAL TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               ------------------------------
                                                                                               FRANKLIN INTERNATIONAL SMALLER
                                                                                                    COMPANIES GROWTH FUND
                                                                                               ------------------------------
                                                                                                     YEAR ENDED JULY 31,
                                                                                                    2005             2004
                                                                                               ------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .................................................................     $    114,166      $     9,686
    Net realized gain (loss) from investments and foreign currency transactions ...........        1,142,528          873,249
    Net change in unrealized appreciation (depreciation) on investments and translation
      of assets and liabilities denominated in foreign currencies .........................        2,330,733          713,330
                                                                                                -----------------------------
          Net increase (decrease) in net assets resulting from operations .................        3,587,427        1,596,265
                                                                                                -----------------------------
  Distributions to shareholders from:
    Net investment income .................................................................          (17,128)         (34,278)
    Net realized gains ....................................................................       (1,082,605)        (162,930)
                                                                                                -----------------------------
  Total distributions to shareholders .....................................................       (1,099,733)        (197,208)
                                                                                                -----------------------------
  Capital share transactions (Note 2) .....................................................        5,241,249        4,842,873
                                                                                                -----------------------------
          Net increase (decrease) in net assets ...........................................        7,728,943        6,241,930
Net assets:
  Beginning of year .......................................................................        8,653,422        2,411,492
                                                                                                -----------------------------
  End of year .............................................................................     $ 16,382,365      $ 8,653,422
                                                                                                =============================
Undistributed net investment income included in net assets:
  End of year .............................................................................     $     98,586      $    11,519
                                                                                                =============================


16 |  See notes to financial statements. | Annual Report

FRANKLIN GLOBAL TRUST

NOTES TO FINANCIAL STATEMENTS

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Global Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series. The Franklin International Smaller Companies Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the series are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short-term investments are valued at cost.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign


                                                             Annual Report  | 17

FRANKLIN GLOBAL TRUST

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.


18 |  Annual Report

FRANKLIN GLOBAL TRUST

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the year.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


                                                             Annual Report  | 19

FRANKLIN GLOBAL TRUST

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

2. SHARES OF BENEFICIAL INTEREST

At July 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                       ----------------------------------------------------
                                                                      YEAR ENDED JULY 31,
                                                               2005                         2004
                                                       ----------------------------------------------------
                                                        SHARES        AMOUNT         SHARES        AMOUNT
                                                       ----------------------------------------------------
Shares sold ......................................     283,652     $ 4,911,596      349,891     $ 4,834,480
Shares issued in reinvestment of distributions ...      44,330         714,154        6,040          88,970
Shares redeemed ..................................     (21,808)       (384,501)      (4,874)        (80,577)
                                                       ----------------------------------------------------
Net increase (decrease) ..........................     306,174     $ 5,241,249      351,057     $ 4,842,873
                                                       ====================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
---------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                Investment manager
Fiduciary International Inc. (Fiduciary)                         Investment manager
Franklin Templeton Services LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, Fiduciary, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $189, of which $36 was retained by Investor Services.


20 |  Annual Report

FRANKLIN GLOBAL TRUST

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees, as noted in the Statement of Operations. Total expenses waived by Advisers and FT Services are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.

E. OTHER AFFILIATED TRANSACTIONS

At July 31, 2005, Franklin Resources Inc. owned 23.33% of the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At July 31, 2005, the Fund had deferred currency losses occurring subsequent to October 31, 2004 of $4,142. For tax purposes, such losses will be reflected in the year ending July 31, 2006.

The tax character of distributions paid during the years ended July 31, 2005 and 2004, was as follows:

                                                          ----------------------
                                                             2005         2004
                                                          ----------------------
Distributions paid from:
  Ordinary income ....................................    $  549,780    $197,208
  Long term capital gain .............................    $  549,953    $     --
                                                          ----------------------
                                                          $1,099,733    $197,208
                                                          ======================

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.


                                                             Annual Report  | 21

FRANKLIN GLOBAL TRUST

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

5. INCOME TAXES (CONTINUED)

At July 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...........................................    $ 12,962,975
                                                                   ============
Unrealized appreciation .......................................    $  3,637,819
Unrealized depreciation .......................................        (220,266)
                                                                   ------------
Net unrealized appreciation (depreciation) ....................    $  3,417,553
                                                                   ============
Undistributed ordinary income .................................    $    513,263
Undistributed long term capital gains .........................         387,768
                                                                   ------------
Distributable earnings ........................................    $    901,031
                                                                   ============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended July 31, 2005 aggregated $17,650,921 and $13,227,674, respectively.

7. RISK OF INVESTING IN FOREIGN SECURITIES

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values, changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices


22 |  Annual Report

FRANKLIN GLOBAL TRUST

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

8. REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative


                                                             Annual Report  | 23

FRANKLIN GLOBAL TRUST

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

8. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain Franklin, Templeton, and Mutual Series mutual funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


24 |  Annual Report

FRANKLIN GLOBAL TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN GLOBAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin International Smaller Companies Growth Fund (one of the funds constituting the Franklin Global Trust, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
September 9, 2005


                                                             Annual Report  | 25

FRANKLIN GLOBAL TRUST

TAX DESIGNATION (UNAUDITED)

FRANKLIN INTERNATIONAL SMALLER COMPANIES GROWTH FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates $738,381 as a capital gain dividend for the fiscal year ended July 31, 2005.

Under Section 854(b)(2) of the Code, the Fund designates up to a maximum of $226,932 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended July 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At July 31, 2005, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid under Section 853 of the Code. This election will allow shareholders of record in December 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the January 31, 2006, semi-annual report of the Fund.


26 |  Annual Report

FRANKLIN GLOBAL TRUST

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Trustee          Since 2000         142                      Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                          company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)         Trustee          Since 2000         57                       None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)       Trustee          Since 2000         143                      None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Trustee          Since 2000         135                      Director, Amerada Hess Corporation
One Franklin Parkway                                                                          (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                      gas), H.J. Heinz Company (processed
                                                                                              foods and allied products), RTI
                                                                                              International Metals, Inc. (manufac-
                                                                                              ture and distribution of titanium),
                                                                                              Canadian National Railway (railroad),
                                                                                              and White Mountains Insurance
                                                                                              Group, Ltd. (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report  | 27

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)         Trustee          Since 2000         116                      Director, The California Center for
One Franklin Parkway                                                                          Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)         Trustee          Since 2000         142                      Director, Martek Biosciences
One Franklin Parkway                                                                          Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                      (biotechnology), and Overstock.com
                                                                                              (Internet services); and FORMERLY,
                                                                                              Director, MCI Communication
                                                                                              Corporation (subsequently known as
                                                                                              MCI WorldCom, Inc. and WorldCom,
                                                                                              Inc.) (communications services)
                                                                                              (1988-2002), White Mountains
                                                                                              Insurance Group, Ltd. (holding com-
                                                                                              pany) (1987-2004) and Spacehab,
                                                                                              Inc. (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Trustee          Since June 2005    96                       Director, White Mountains Insurance
One Franklin Parkway                                                                          Group, Ltd. (holding company),
San Mateo, CA 94403-1906                                                                      Amerada Hess Corporation (explo-
                                                                                              ration and refining of oil and gas)
                                                                                              and Sentient Jet (private jet
                                                                                              service); and FORMERLY, Director,
                                                                                              Becton Dickinson and Company (medical
                                                                                              technology), Cooper Industries, Inc.
                                                                                              (electrical products and tools and
                                                                                              hardware), Health Net, Inc. (formerly,
                                                                                              Foundation Health) (integrated managed
                                                                                              care), The Hertz Corporation, Pacific
                                                                                              Southwest Airlines, The RCA
                                                                                              Corporation, Unicom (formerly,
                                                                                              Commonwealth Edison) and UAL
                                                                                              Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


28 |  Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)         Trustee and      Since 2000         22                       None
One Franklin Parkway             Vice President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee and      Since 2000         142                      None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)  Trustee,         Trustee and        126                      None
One Franklin Parkway             President and    President since
San Mateo, CA 94403-1906         Chief            2000 and Chief
                                 Executive        Executive Officer
                                 Officer -        - Investment
                                 Investment       Management
                                 Management       since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Since 2004         Not Applicable           Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of 49 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)           Treasurer        Since 2004         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report  | 29

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice      Since 2002         Not Applicable           Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (1948)        Vice President   Since 2000         Not Applicable                Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.;
and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)         Vice President   Since 2002         Not Applicable                Not Applicable
600 Fifth Avenue                 - AML
Rockefeller Center               Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc.
and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


30 |  Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED        BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)   Vice President   Since 2000         Not Applicable                  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)         Vice President   Since 2000         Not Applicable                  Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial  Since 2004         Not Applicable                  Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 49 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE TRUST TO DISCLOSE WHETHER THE TRUST'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE TRUST'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE TRUST'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPALS AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE TRUST'S, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                             Annual Report  | 31

FRANKLIN GLOBAL TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held February 28, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of seven separate funds comprising Franklin Global Trust ("Fund(s)"). In approving the renewal of the Fund's investment advisory contracts, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates.

Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all Funds were approved at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the Code of Ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board,


32 |  Annual Report

FRANKLIN GLOBAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third-party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed the investment performance of the Fund in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2004, and for additional periods ended that date depending on when a particular Fund commenced operations. Investment performance was shown on a total return basis for each Fund and on an income return basis as well for the Franklin International Smaller Companies Growth Fund. The following summarizes the performance results for the Franklin International Smaller Companies Growth Fund and the Board's view of such performance.

The performance universe for this Fund consisted of the Fund and all retail and institutional international small-cap funds as selected by Lipper. This Fund has been operational for only one full year and the Lipper report for the one-year period showed its total return to be in the third or middle quintile of such performance universe. The Board was satisfied with such performance, noting the Fund's total return exceeded 24% as shown in the Lipper report for the one-year period.


                                                             Annual Report  | 33

FRANKLIN GLOBAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund compared with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparisons, the Board relied upon a survey showing that the scope of management advisory services covered under a Fund's investment advisory contract were similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes the advisory and administrative fees directly charged to each Fund as being part of the management fee. Both the effective management fee rate and actual total expenses were in the first or least expensive quintile of their Lipper expense group for the Franklin International Smaller Companies Growth Fund. The Board was satisfied with these comparative expenses--noting that the Funds benefited from fee waivers or reimbursements.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability.

Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving


34 |  Annual Report

FRANKLIN GLOBAL TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Trustees believed that no economies of scale existed in the management of the Franklin International Smaller Companies Growth Fund, which had been operational for one full year and benefited from partial fee waivers or expense reimbursements.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Funds file a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                             Annual Report  | 35

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

       [LOGO](R)                              FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN(R) TEMPLETON(R)
     INSTITUTIONAL                            600 Fifth Avenue
                                              New York, NY 10020
                                              FRANKLINTEMPLETONINSTITUTIONAL.COM

ANNUAL REPORT

FRANKLIN INTERNATIONAL
SMALLER COMPANIES GROWTH FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
franklintempletoninstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

681 A2005 09/05



      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $16,058 for the fiscal year ended July 31, 2005 and $146,965 for the fiscal year ended July 31, 2004.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended July 31, 2005 and $48,579 for the fiscal year ended July 31, 2004. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended July 31, 2005 and $0 for the fiscal year ended July 31, 2004. The services for which these fees were paid included tax compliance and advise.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended July 31, 2005 and $90 for the fiscal year ended July 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended July 31, 2005 and $99,910 for the fiscal year ended July 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $24,091 for the fiscal year ended July 31, 2005 and $148,579 for the fiscal year ended July 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN GLOBAL TRUST

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
Date    September 26, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/JIMMY D. GAMBILL
    -------------------
       Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    September 26, 2005


By /s/GALEN G. VETTER
   -------------------
      Galen G. Vetter
      Chief Financial Officer
Date    September 26, 2005